                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ]  Confidential, For Use of the Commission
[ ]  Definitive Proxy Statement          Only (as Permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                REFLECTONE, INC.
                (Name of Registrant as Specified In Its Charter)

                 _____________________________________________
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No Fee Required

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                    Common Stock, par value $0.10 per share

         (2)     Aggregate number of securities to which transaction applies:

                                2,864,448 shares

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 The filing fee was determined based upon (a) 1,489,448 issued and outstanding shares of Common Stock, par value $0.10 per share (the "Shares"), of Reflectone, Inc. as of February 25, 1997, excluding 1,375,000 Shares and warrants to purchase 78,261 Shares owned by British Aerospace Holdings, Inc., for which no consideration will be paid upon consummation of the transaction; and (b) the Merger

         Consideration of $24.00 per Share (the "Merger Consideration"), plus $3,248,869 payable to holders of options to purchase Shares in exchange for the cancellation of such options. The payment of the filing fee, calculated in accordance with Regulation 240.0-11 under the Securities Exchange Act of 1934, as amended, equals one-fiftieth of one percent of the value of the Shares (and options to purchase Shares) for which the Merger Consideration will be paid.

         (4)     Proposed maximum aggregate value of transaction:  $38,995,621

         (5)     Total fee paid: $7,799.12

[ ]      Fee Paid Previously With Preliminary Materials.

[X]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid: $7,799.12

         (2)     Form, Schedule or Registration Statement No.:  Schedule 13E-3

         (3)     Filing Party: Reflectone, Inc.

         (4)     Date Filed: March 4, 1997

                                                                       APPENDIX

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                REFLECTONE, INC.


         The undersigned hereby appoints Stella F. Thayer and Richard G. Snyder and or any one of them acting singly, with full power of substitution, as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of Reflectone, Inc., to be held on [____________, 1997], and any adjournments or postponements thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the meeting or any adjournments or postponements hereof, all as set forth in the Proxy Statement.

         This proxy or proxies may be revoked by the undersigned at any time prior to the meeting if written notice of revocation is given to the Secretary of the Company prior to the vote being taken at the meeting, or by execution of a subsequent proxy or proxies which are presented at the meeting, or if the shareholder attends the meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such proxy or proxies prior to such revocation.

         1. Approval and adoption of the Agreement and Plan of Merger dated as of February 13, 1997, by and among Reflectone, Inc., a Florida corporation, Bar Mergerco, Inc., a Florida corporation and British Aerospace Holdings, Inc., a Delaware corporation.

                [ ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN

         THE BOARD OF DIRECTORS (WITH BRITISH AEROSPACE HOLDINGS,
INC.-AFFILIATED DIRECTORS ABSTAINING) UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

         2. Upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

(Please date and sign on reverse side) (Continued on other side)

         Unless otherwise indicated, the Proxy will be voted FOR Proposal 1 and in the discretion of the proxies on all other matters properly brought before the meeting.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT OF REFLECTONE, INC., INCLUDING THE EXHIBITS THERETO.

                                   Date:                             , 1997
                                        -----------------------------


                                   Signature:
                                             ----------------------------------


                                   Signature:
                                             ----------------------------------

                                   NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please sign, date and return in the enclosed postage-prepaid envelope.

                         [_____________________, 1997]

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders (including any adjournment or postponement thereof, the "Special Meeting") of Reflectone, Inc. (the "Company") to be held at 4908 Tampa West Boulevard, Tampa, Florida, on [_______________, 1997 AT __:00 _.M.], local time.

         At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger dated as of February 13, 1997 (the "Merger Agreement"), by and among the Company, Bar Mergerco, Inc., a Florida corporation ("Mergerco"), and British Aerospace Holdings, Inc., a Delaware corporation ("Holdings"), providing for the merger (the "Merger") of Mergerco with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Holdings (the "Surviving Corporation.").

         Pursuant to the Merger Agreement, all holders of shares of the common stock, par value $0.10 per share, of the Company ("Common Shares"), other than Holdings, will be entitled to receive $24.00 in cash in exchange for each outstanding Common Share held by them at the effective time of the Merger. Each Common Share held by Mergerco will be canceled without consideration and each share of common stock of Mergerco will be converted into and exchangeable for one fully paid and non-assessable share of common stock of the Surviving Corporation.

         All of the capital stock of Mergerco is beneficially owned by Holdings. Holdings is a wholly-owned subsidiary of British Aerospace Public Limited Company ("British Aerospace"). As of [______________, 1997] (the "Record Date"), three of the eight members of the Company's Board of Directors were affiliated with Holdings. Since 1987, the Company, Holdings and British Aerospace (and other affiliates of British Aerospace) have engaged in a number of business and financial relationships. As of the Record Date, Holdings had beneficial ownership of 1,375,000 Common Shares (which is approximately 48.0% of the outstanding Common Shares). As of the Record Date, Holdings had beneficial ownership of warrants to purchase an additional 78,261 Common Shares (the "Warrants") and had beneficial ownership of all of the outstanding shares (50,000 shares) of the Company's 8% Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"), which Preferred Stock is convertible into 500,000 Common Shares. On a fully-diluted basis (assuming conversion of the Preferred Stock and the exercise of the Warrants and all outstanding options to purchase Common Shares), as of the Record Date, Holdings had beneficial ownership of 53.3% of the outstanding Common Shares. In connection with the Merger, Holdings will not exercise the Warrants or convert the Preferred Stock and will receive no consideration for the Warrants or the Preferred Stock, all of which will be canceled upon the consummation of the Merger pursuant to the Merger Agreement.

         The affirmative vote of holders of at least a majority of all of the outstanding Common Shares and the affirmative vote of the sole holder of all of the outstanding shares of Preferred Stock, each voting as a separate class, is required by Florida law to approve and adopt the Merger Agreement. In addition, pursuant to the Merger Agreement, the affirmative vote of at least a majority of the Common Shares voting on the Merger in person or by proxy held by holders other than Holdings is required to approve and adopt the Merger Agreement.

         Mergerco was recently formed by Holdings in order to enable it to acquire through the Merger all of the outstanding Common Shares not already owned by Holdings or its affiliates (the "Public Shares"). If the Merger is approved, immediately prior to the effective time thereof, Holdings will contribute to Mergerco the 1,375,000 Common Shares of the Company that it beneficially owns and will fund Mergerco with sufficient capital to purchase all of the Public Shares and to pay all amounts owed to holders of options to purchase Common Shares.

         If the Merger is approved and consummated, all of the outstanding Common Shares of the Company will be held by Holdings and the holders of the Public Shares will no longer have any equity interest in the Company or rights as shareholders.

         A Special Independent Committee of the Company's Board of Directors (the "Special Independent Committee"), comprised of the directors of the Company that are not officers of the Company or affiliated with Holdings or British Aerospace, in its capacity as such, has, among other things, reviewed and considered the proposed Merger. In connection with its review and consideration of the proposed Merger, the Special Independent Committee retained Robert W. Baird & Co. Incorporated ("Baird") to act as its financial advisor. Baird has rendered its opinion to the Special Independent Committee to the effect that as of the date of such opinion the Merger Consideration was fair, from a financial point of view, to the holders of the Public Shares.
Such opinion is attached to the accompanying Proxy Statement as an exhibit and, together with the analyses supporting it, is discussed in greater detail in the Proxy Statement.

         The Special Independent Committee has unanimously approved the Merger as being in the best interests of the Company and its shareholders (including those who are not affiliated with Holdings). The Special Independent Committee has recommended to the Board of Directors that the Board approve the Merger. Accordingly, the Board of Directors (with all Holdings-affiliated directors abstaining upon advice of Holdings' counsel) has unanimously approved the Merger as being in the best interests of the Company and its shareholders, and the Board of Directors recommends that you vote FOR adoption of the Merger Agreement.

         Attached is a Notice of Special Meeting of Shareholders and a Proxy Statement containing a discussion of the background of, reasons for and terms of the Merger. We urge you to read this material carefully. Your vote is important. Whether or not you plan to attend the Special Meeting, please complete, sign and date the accompanying Proxy Card and return it in the enclosed postage prepaid envelope as soon as possible. If you attend the Special Meeting, you may vote in person if you wish, even if you have previously returned your Proxy Card. Your prompt cooperation will be greatly appreciated.

                                           Very truly yours,



                                           Richard G. Snyder,
                                           President and Chief Executive Officer

                                REFLECTONE, INC.
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD _______________________, 1997


To Our Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Reflectone, Inc., a Florida corporation (the "Company"), will be held at 4908 Tampa West Boulevard, Tampa, Florida, on [______________, 1997], at ______________ a.m., local time (the "Meeting") as it may be postponed or adjourned, for the following purposes:

         1. To consider and act upon a proposal to approve and adopt an Agreement and Plan of Merger dated as of February 13, 1997 (the "Merger Agreement"), by and among the Company, Bar Mergerco, Inc., a Florida corporation ("Mergerco"), and British Aerospace Holdings, Inc., a Delaware corporation ("Holdings"), providing for the merger (the "Merger") of Mergerco with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Holdings.

         2. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

         All of the capital stock of Mergerco, which was recently formed by Holdings solely for the purpose of effecting the Merger, is beneficially owned by Holdings. Holdings is a wholly-owned subsidiary of British Aerospace Public Limited Company, a public limited company organized and existing under the laws of England ("British Aerospace"). As of the Record Date (as defined below), three of the eight members of the Company's Board of Directors were affiliated with Holdings. Since 1987, the Company, Holdings and British Aerospace (and other affiliates of British Aerospace) have engaged in a number of business and financial relationships. As of the Record Date, Holdings had beneficial ownership of 1,375,000 shares of common stock, par value $0.10 per share (the "Common Shares"), of the Company (which is approximately 48.0% of the outstanding Common Shares). As of the Record Date, Holdings had beneficial ownership of warrants to purchase an additional 78,261 Common Shares (the "Warrants") and had beneficial ownership of all of the outstanding shares (50,000 shares) of the Company's 8% Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"), which Preferred Stock is convertible into 500,000 shares of Common Stock. On a fully-diluted basis (assuming conversion of the Preferred Stock and the exercise of the Warrants and all outstanding options to purchase Common Shares), as of the Record Date, Holdings had beneficial ownership of 53.3% of the outstanding Common Shares.
In connection with the Merger, Holdings will not exercise the Warrants or convert the Preferred Stock and will receive no consideration for the Warrants or the Preferred Stock, all of which will be canceled upon the consummation of the Merger pursuant to the Merger Agreement.

         The affirmative vote of holders of at least a majority of all of the outstanding Common Shares and the affirmative vote of the sole holder of all of the outstanding shares of Preferred Stock, each voting as a separate class, is required by Florida law to approve and adopt the Merger Agreement. Holdings has advised the Company that it will vote the 1,375,000 Common Shares that it beneficially owns in favor of the Merger Proposal. Holdings, as the sole owner of all of the outstanding shares of Preferred Stock, has also advised the Company that it will vote the Preferred Stock in favor of the Merger Proposal. In addition, pursuant to the Merger Agreement, the affirmative vote of at least a majority of the Common Shares voting on the Merger in person or by proxy held by holders other than Holdings is required to approve and adopt the Merger Agreement. If the Merger is approved, immediately prior to the effective time thereof, Holdings will contribute to Mergerco the 1,375,000 Common Shares of the Company that it beneficially owns and will fund Mergerco with sufficient capital to purchase all of the outstanding Common Shares not already owned by it and to pay all amounts owed to holders of options to purchase Common Shares. As a result of the Merger, each outstanding Common Share, other than shares held by Mergerco and treasury shares, if any, will be converted into the right to receive $24.00 per share in cash, and the Company will be wholly-owned by Holdings.

         The Board of Directors has fixed the close of business on [__________________, 1997] as the record date (the "Record Date") of the Meeting. Only shareholders of record on the stock transfer books of the Company at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY (WITH THE HOLDINGS-AFFILIATED DIRECTORS ABSTAINING UPON ADVICE OF HOLDINGS' COUNSEL) RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

         PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. IF THE MERGER IS APPROVED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE PROCEDURES TO EXCHANGE YOUR EXISTING CERTIFICATES EVIDENCING COMMON SHARES OF THE COMPANY FOR THE ABOVE-MENTIONED CONSIDERATION.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A SHAREHOLDER DECIDES TO ATTEND THE SPECIAL MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                                              By Order of the Board of Directors


                                              __________________________________
                                              Richard W. Welshhans,
                                              Secretary

Dated:  [____________________, 1997]

                               TABLE OF CONTENTS

SUBJECT                                                                                      PAGE
-------                                                                                      ----
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE . . . . . . . . . . . . . . . . . . . . . . .   5

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         The Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 The Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Mergerco . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 Holdings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Effective Time of Merger . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 Certain Conditions to the Merger . . . . . . . . . . . . . . . . . . . . . .   7
                 Certain Effects of the Merger  . . . . . . . . . . . . . . . . . . . . . . .   8
                 Payment of the Merger Consideration  . . . . . . . . . . . . . . . . . . . .   8
                 Appraisal Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         The Meeting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Time, Date and Place . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Purpose of the Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Record Date; Quorum  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 Required Vote  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Proxies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Special Factors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Background of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Structure of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 Potential Business Prospects; British Aerospace Influence  . . . . . . . . .  10
                 Purpose of and Reasons for the Merger  . . . . . . . . . . . . . . . . . . .  11
                 Recommendation of the Board of Directors; Fairness of the Merger . . . . . .  11
                 Opinion of Financial Advisor to the Special Independent Committee  . . . . .  11
                 Opinion of Financial Advisor to British Aerospace  . . . . . . . . . . . . .  12
                 Position of Holdings as to Fairness  . . . . . . . . . . . . . . . . . . . .  12
                 Conflict of Interests of Holdings and Certain Members of the Board of
                   Directors of the Company in the Merger . . . . . . . . . . . . . . . . . .  12
                 Certain Effects of the Merger  . . . . . . . . . . . . . . . . . . . . . . .  13
                 Future Plans for the Company . . . . . . . . . . . . . . . . . . . . . . . .  13
                 Certain U.S. Federal Income Tax Consequences of the Merger . . . . . . . . .  13
                 Estimated Fees and Expenses; Sources of Funds  . . . . . . . . . . . . . . .  14
                 Accounting Treatment of the Merger . . . . . . . . . . . . . . . . . . . . .  14
                 Regulatory Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

SPECIAL FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Background of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 Overview and Current Condition of Company  . . . . . . . . . . . . . . . . .  15
         Potential Business Prospects; British Aerospace Influence  . . . . . . . . . . . . .  20
         Purpose of and Reasons For The Merger  . . . . . . . . . . . . . . . . . . . . . . .  21

         Determination of Fairness of the Merger by the
           Special Independent Committee and the Board of Directors . . . . . . . . . . . . .  23
         Opinion of Financial Advisor to the Special Independent Committee  . . . . . . . . .  27
         Opinion of Financial Advisor to British Aerospace. . . . . . . . . . . . . . . . . .  31
         Position of Holdings as to Fairness  . . . . . . . . . . . . . . . . . . . . . . . .  35
         Conflict of Interests of Holdings and Certain Members of the
           Board of Directors of the Company in the Merger  . . . . . . . . . . . . . . . . .  36
         Certain Effects of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Future Plans of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Certain U.S. Federal Income Tax Consequences of the Merger . . . . . . . . . . . . .  37
         Estimated Fees and Expenses; Sources of Funds  . . . . . . . . . . . . . . . . . . .  39
         Accounting Treatment of the Merger . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Regulatory Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

THE MEETING; MECHANICS OF VOTING AND PROXIES  . . . . . . . . . . . . . . . . . . . . . . . .  40
         Time, Date and Place . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Record Date; Voting Securities; Quorum . . . . . . . . . . . . . . . . . . . . . . .  40
         Required Vote  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Voting of Proxies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

THE MERGER AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Effective Time of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         The Surviving Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Consideration to be Paid to Shareholders; Conversion of Common Shares  . . . . . . .  43
         Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Additional Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Solicitation of Acquisition Proposals  . . . . . . . . . . . . . . . . . . . . . . .  48
         Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Conditions to Consummation of the Merger . . . . . . . . . . . . . . . . . . . . . .  49
         Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Access to Information; Notices of Certain Events . . . . . . . . . . . . . . . . . .  51
         Waiver and Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

MARKET PRICE AND SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . .  52

DIVIDENDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SELECTED CONSOLIDATED FINANCIAL DATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

CERTAIN INFORMATION REGARDING THE BUSINESS OF
  THE COMPANY; RECENT DEVELOPMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
  OWNERS AND MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

OPTION CANCELLATION INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

PURCHASES OF COMMON SHARES BY AND OTHER
  TRANSACTIONS WITH CERTAIN PERSONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

TRANSACTION OF OTHER BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57


EXHIBITS:

EXHIBIT A            -    Agreement and Plan of Merger
EXHIBIT B            -    Annual Report on Form 10-K for the Fiscal Year Ended
                          December 31, 1996
EXHIBIT C            -    Current Report on Form 8-K Dated February 24, 1997
EXHIBIT D            -    Opinion of the Special Independent Committee's
                          Financial Advisor--Robert W. Baird & Co. Incorporated
EXHIBIT E            -    Opinion of British Aerospace Public Limited Company's
                          Financial Advisor--J.P. Morgan Securities Inc.

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD [_____________, 1997]


                             * * * * * * * * * * *


                                  INTRODUCTION

         This Proxy Statement is being furnished to the holders of outstanding shares of Common Stock, par value $0.10 per share (the "Common Shares"), and to the sole holder of all of the outstanding shares of the 8% Cumulative Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of Reflectone, Inc., a Florida corporation (the "Company"), in connection with the solicitation of the accompanying Proxy by the Board of Directors of the Company on behalf of the Company, for use at the Special Meeting of Shareholders of the Company to be held at the Company's principal executive offices at 4908 Tampa West Boulevard, Tampa, Florida on [_________________, 1997 AT __:00 _.M.], local time, or at any adjournments or postponements thereof (the "Meeting"). The approximate date on which this Proxy Statement, the foregoing Notice and the accompanying Proxy will first be sent or given to shareholders is [_______________, 1997.]

         At the Meeting, holders of the Common Shares and the sole holder of the Preferred Stock on [____________, 1997] (the "Record Date") will consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger dated as of February 13, 1997 (the "Merger Agreement"), by and among the Company, Bar Mergerco, Inc., a Florida corporation ("Mergerco"), and British Aerospace Holdings, Inc., a Delaware corporation ("Holdings"). The Merger Agreement provides, subject to the approval of the shareholders of the Company at the Meeting and subject to the satisfaction or waiver of certain other conditions, that: (a) Mergerco will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation (the "Surviving Corporation") of the Merger and a wholly-owned subsidiary of Holdings; (b) each Common Share that is outstanding at the Effective Time (as hereinafter defined) of the Merger, excluding Common Shares held by Holdings, will be converted into the right to receive $24.00 per share in cash, without interest, subject to applicable back-up withholding taxes (the "Merger Consideration"); (c) each existing option (whether vested or unvested) to purchase Common Shares shall be terminated in exchange for a cash payment equal to $24.00 per Common Share purchasable thereunder less the exercise price with respect thereto; and (d) Holdings will own 100% of the Surviving Corporation (collectively, the "Merger Proposal").

         Mergerco was recently formed by Holdings solely to enable it to acquire through the Merger all of the outstanding Common Shares not already owned by Holdings or its affiliates (the "Public Shares"). All of the capital stock of Mergerco is beneficially owned by Holdings.

         As of the Record Date, three of the eight members of the Company's Board of Directors were affiliated with Holdings. Holdings is a Delaware corporation which is a wholly-owned subsidiary of British Aerospace Public Limited Company, a public limited company organized and existing under the laws of England ("British Aerospace"). Since 1987, the Company, Holdings and British Aerospace (and other affiliates of British Aerospace) have engaged in a number of business and financial relationships. As of the Record Date, Holdings had beneficial ownership of 1,375,000 Common Shares (which is approximately 48.0% of the outstanding Common Shares). In addition, as of the Record Date, Holdings had beneficial ownership of warrants to purchase an additional 78,261 Common Shares (the "Warrants") and had beneficial ownership of all of the outstanding shares (50,000 shares) of the Preferred Stock, which are convertible into an aggregate of 500,000 Common Shares. On a fully-diluted basis (assuming conversion of the Preferred Stock and the exercise of the Warrants and all outstanding options to purchase Common Shares), as of the Record Date, Holdings had beneficial ownership of 53.3% of the outstanding Common Shares. In connection with the Merger, Holdings will not exercise the Warrants or convert the Preferred Stock and will receive no consideration for the Warrants or the Preferred Stock, all of which will be canceled upon the consummation of the Merger pursuant to the Merger Agreement.

         Immediately prior to the effective time of the Merger, Holdings will contribute to Mergerco the 1,375,000 Common Shares of the Company that it beneficially owns and will fund Mergerco with sufficient capital to purchase all of the Public Shares and to pay all amounts owed to holders of options to purchase Common Shares.

         Pursuant to the Florida Business Corporation Act (the "FBCA"), the affirmative vote of holders of at least a majority of all of the outstanding Common Shares and the affirmative vote of the sole holder of all of the outstanding shares of Preferred Stock, each voting as a separate class, is required to approve and adopt the Merger Agreement. In addition, pursuant to the Merger Agreement, the affirmative vote of at least a majority of the Common Shares voting on the Merger in person or by proxy held by holders other than Holdings is required to approve and adopt the Merger Agreement. Holdings has advised the Company that it will vote the 1,375,000 Common Shares that it beneficially owns in favor of the Merger Proposal. Holdings, as the sole owner of all of the outstanding shares of Preferred Stock, has also advised the Company that it will vote the Preferred Stock in favor of the Merger Proposal.

         The Board of Directors of the Company has fixed the close of business on [____________, 1997] as the date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, there were 2,864,448 Common Shares (held by [____] shareholders of record) outstanding and entitled to vote at the Meeting and 50,000 shares of Preferred Stock (held by one shareholder, Holdings) outstanding and entitled to vote at the Meeting. Each holder of record of Common Shares on the Record Date, and each holder of record of Preferred Stock, is entitled to cast one vote per share in person or by Proxy at the Meeting and any adjournments or postponements thereof.

         Pursuant to the FBCA, the Merger must be approved and recommended to the shareholders of the Company by the Board of Directors of the Company. The Board of Directors appointed a Special Independent Committee comprised solely of four members of the Board who are not affiliated with Holdings and are not officers of the Company (the "Special Independent Committee") to review the proposed Merger. Based upon the unanimous recommendation of the Special Independent Committee, the Board of Directors of the Company (with the Holdings-affiliated directors abstaining upon advice of Holdings' counsel) has unanimously approved the Merger as being in the best interests of the Company and its shareholders (including those who are not affiliated with Holdings) and has recommended to the Company's shareholders that they approve the Merger Agreement.

         Pursuant to Section 607.1302(4) of the FBCA, the shareholders of the Company do not have dissenter's rights of appraisal in connection with the Merger because the Common Shares are designated as a "national market system security" by The Nasdaq Stock Market. In addition, neither the Company's Amended and Restated Articles of Incorporation, the Company's Bylaws, as amended, nor the Merger Agreement, provide for dissenter's rights of appraisal.

         All Common Shares and shares of Preferred Stock represented by properly executed Proxies received prior to or at the Meeting and not revoked will be voted in accordance with the instructions indicated in such Proxies.
If no instructions are indicated, such Proxies will be voted FOR the Merger Proposal and in the discretion of the persons named in the Proxy with respect to such other matters as may properly come before the Meeting. For purposes of obtaining the approval of at least a majority of all of the outstanding Common Shares, abstentions and broker non-votes (where a broker or other record owner submits a Proxy but does not have the authority to vote the beneficial owner's Common Shares) will have the effect of a vote against the Merger Agreement. For purposes of obtaining the approval of at least a majority of the Common Shares voting on the Merger in person or by proxy held by holders other than Holdings, abstentions and broker non-votes shall have no effect. A shareholder may revoke his or her Proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated and signed Proxy or by attending the Meeting and voting in person.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting. Execution of the accompanying Proxy, however, confers on the designated proxy holders discretionary authority to vote the Common Shares and shares of Preferred Stock covered thereby in accordance with their best judgment on such other business, if any, that may properly come before, and all matters incident to the conduct of, the Meeting or any adjournments or postponements thereof.

         The date of this Proxy Statement is [______________,] 1997.

                             AVAILABLE INFORMATION

         The Company and Holdings have filed with the Securities and Exchange Commission (the "SEC") a Rule 13E-3 Transaction Statement on Schedule 13E-3 (including any amendments thereto, the "Schedule 13E-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Merger. This Proxy Statement does not contain all the information set forth in the Schedule 13E-3 and the Exhibits thereto, certain parts of which are omitted in accordance with the rules and regulations of the SEC. The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the SEC.

         The Schedule 13E-3 and the exhibits thereto (including the opinion of the Special Independent Committee's financial advisor, Robert W. Baird & Co. Incorporated, and the opinion of British Aerospace's financial advisor, J.P. Morgan Securities Inc., as hereinafter discussed), as well as such reports, proxy statements and other information filed by the Company, can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Suite 1300, Seven World Trade Center, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

         Copies of such materials also can be obtained at prescribed rates from the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains an Internet site on the World Wide Web at "http://www.sec.gov." which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

         Copies of the Schedule 13E-3 and the exhibits thereto (including the opinion of the Special Independent Committee's financial advisor, Robert W. Baird & Co. Incorporated and the opinion of British Aerospace's financial advisor, J.P. Morgan Securities Inc.) are available for inspection and copying at, and can be obtained directly from, the Company at its offices located at 4908 Tampa West Boulevard, Tampa, Florida 33634, Attention: Corporate Secretary, or from Holdings at its offices located at Washington Technology Park, 15000 Conference Center Drive, Suite 200, Chantilly, Virginia 20151-0080,
Attention: Charles E. Gaba, Vice President--General Counsel.

         Except as otherwise indicated herein, all information appearing in this Proxy Statement concerning the Company has been supplied by the Company, and all information appearing in this Proxy Statement concerning Mergerco, Holdings and British Aerospace has been supplied by Holdings or is based upon publicly available documents on file with the SEC and other public records.
The Company assumes no responsibility for the accuracy or completeness of the information furnished by Holdings or contained in such documents and records other than those filed by the Company or for any failure of Mergerco, Holdings or British Aerospace to disclose events that may have occurred and may affect the significance or accuracy of such information and that are unknown to the Company. Likewise, Holdings, Mergerco and British Aerospace assume no responsibility for the accuracy or completeness of the information furnished by the Company or contained in such documents and records other than those provided by Holdings, Mergerco or British Aerospace or for any failure by the Company to disclose events that may have occurred and that may affect the significance or accuracy of such information and that are unknown to Holdings, Mergerco and British Aerospace.

         NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of filing of such documents.

         In addition, the Company's Current Report on Form 8-K filed on February 24, 1997, and the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1996, are attached as exhibits to this Proxy Statement and shall be deemed to be incorporated herein by reference and made a part hereof.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified shall not be deemed to constitute a part hereof except as so modified or superseded.

                                    SUMMARY

         The following is a brief summary of certain information contained elsewhere in this Proxy Statement including the Exhibits hereto (the "Proxy Statement"). This summary is not intended to be a complete description of the matters covered in this Proxy Statement and is subject to and qualified in its entirety by reference to the more detailed information contained elsewhere in this Proxy Statement, including the Exhibits attached hereto and incorporated by reference herein. This Proxy Statement contains certain statements of a forward-looking nature relating to future events and future performance of the Company. Shareholders are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, shareholders should specifically consider the various factors identified in this Proxy Statement which could cause actual results to differ materially from those indicated by such forward-looking statements. Shareholders are urged to read carefully the entire Proxy Statement, including the Exhibits attached hereto.

THE PARTIES

         THE COMPANY. The Company designs, manufactures and sells flight simulators, weapon system trainers, tactical air defense trainers, maintenance trainers, part-task trainers, and other sophisticated training devices for U.S. Government, commercial and international customers, as well as simulation-based entertainment devices for the entertainment industry. The Company also provides a variety of simulator-related training services at customer-owned facilities, its Tampa training center, and the Holdings-owned Dulles flight training facility. The Company's business is conducted through its three primary business segments: the Training Devices Segment, the Training Services Segment, and the Systems Management Segment.

         The Company is a Florida corporation with its principal executive offices located at 4908 Tampa West Boulevard, Tampa, Florida, and its telephone number is (813) 885-7481. For a further discussion of the Company, its business and its current financial condition, see "SPECIAL FACTORS--Background of the Merger," "CERTAIN INFORMATION REGARDING THE BUSINESS OF THE COMPANY; RECENT DEVELOPMENTS" and the following exhibits which are attached hereto and incorporated herein by reference: Exhibits B (the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1996), C (the Company's Current Report on Form 8-K dated February 24, 1997), D (Opinion of the Special Independent Committee's Financial Advisor--Robert W. Baird & Co. Incorporated), and E (Opinion of British Aerospace Public Limited Company's Financial Advisor--J.P. Morgan Securities Inc.).

         MERGERCO. Mergerco is a Florida corporation recently organized by Holdings solely for the purpose of effecting the Merger. Mergerco is a wholly-owned subsidiary of Holdings. Mergerco has no material assets, and will have no material assets other than 1,375,000 Common Shares (representing approximately 48.0% of the outstanding Common Shares of the Company, as of the Record Date) which will be contributed to Mergerco by Holdings, and additional capital to be made available by Holdings in amounts sufficient to purchase the Public Shares of the Company and to pay all amounts owed to holders of options to purchase Common Shares. Mergerco has not engaged in any activities except in connection with the Merger and will cease to exist upon the consummation of the Merger. Mergerco's address is c/o British Aerospace Holdings, Inc., Washington Technology Park, 15000 Conference Center Drive, Suite 200, Chantilly, Virginia 20151-0080, and its telephone number is (703) 802-0080.

         HOLDINGS. Holdings is a Delaware corporation which is a wholly-owned subsidiary of British Aerospace. Holdings' principal business is the marketing, leasing and support of commercial aircraft and related products manufactured by British Aerospace or its affiliates. As of the Record Date, three of the eight members of the Company's Board of Directors were affiliated with Holdings. See "SPECIAL FACTORS--Conflict of Interests of Holdings and Certain Members of the Board of Directors of the Company in the Merger." Since 1987, the Company, Holdings and British Aerospace (and other affiliates of British Aerospace) have engaged in a number of business and financial relationships. See "SPECIAL FACTORS--Background of the Merger." As of the Record Date, Holdings had beneficial ownership of 1,375,000 Common Shares (which is approximately 48.0% of the outstanding Common Shares). In addition, as of the Record Date, Holdings had beneficial ownership of Warrants to purchase an additional 78,261 Common Shares and had beneficial ownership of all of the outstanding shares (50,000 shares) of the Preferred Stock which are convertible into 500,000 Common Shares. The Warrants are exercisable at any time prior to August 7, 2005 at an exercise price equal to the lesser of $11.50 per share and the market price of the Common Shares on the date of exercise.
On a fully-diluted basis (assuming conversion of the Preferred Stock and the exercise of the Warrants and all outstanding options to purchase Common Stock), as of the Record Date, Holdings had beneficial ownership of 53.3% of the outstanding Common Shares. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

         The business address of Holdings is Washington Technology Park, 15000 Conference Center Drive, Suite 200, Chantilly, Virginia 20151-0080, and its telephone number is (703) 802-0080.

THE MERGER

         GENERAL. Upon consummation of the Merger, Mergerco will be merged with and into the Company and the Company will be the Surviving Corporation and a wholly-owned subsidiary of Holdings. The Surviving Corporation will succeed to all the rights and obligations of the Company and Mergerco. Holdings will, from and after the Effective Time (as defined below), nominate and elect the entire board of directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation. It is currently anticipated that the Company's existing Board of Directors will comprise the Board of Directors of the Company immediately after the Effective Time. It is anticipated that the current executive officers of the Company will be the executive officers of the Surviving Corporation immediately after the Effective Time. See "THE MERGER AGREEMENT--General--The Surviving Corporation."

         EFFECTIVE TIME OF MERGER. Pursuant to Section 1.1 of the Merger Agreement, the effective time of the Merger (the "Effective Time") will occur after the satisfaction or waiver of all conditions to the Merger, upon the filing of Articles of Merger with the Secretary of State of the State of Florida. The Company, Mergerco and Holdings anticipate that the Merger will be consummated as promptly as practicable following the Meeting and the satisfaction or waiver of the conditions set forth in the Merger Agreement.
See "THE MERGER AGREEMENT--Effective Time of the Merger."

         CERTAIN CONDITIONS TO THE MERGER. Under Article 5 of the Merger Agreement, the Merger is subject to the approval of the holders of at least a majority of all of the outstanding Common Shares, the approval of Holdings as the sole holder of the outstanding Preferred Stock, the approval of the holders of at least a majority of the Public Shares voting on the Merger in person or by proxy, and the satisfaction or waiver of certain additional conditions. Holdings, with voting power for approximately 48.0% of the outstanding Common Shares, has advised the

Company that it intends to vote such Common Shares in favor of the Merger. Holdings, as the sole owner of all of the outstanding shares of Preferred Stock, has also advised the Company that it will vote the Preferred Stock in favor of the Merger Proposal. See "SUMMARY--The Special Meeting" and "THE MERGER AGREEMENT--Conditions to Consummation of the Merger." Assuming the satisfaction or waiver of all such conditions, the Merger is expected to be consummated on or about [________________, 1997.]

         CERTAIN EFFECTS OF THE MERGER. Under Article 2 of the Merger Agreement, upon consummation of the Merger, each Public Share will be converted into the right to receive the Merger Consideration of $24.00 in cash, subject to back-up withholding taxes, if applicable, payable to the holder thereof, without interest thereon, upon surrender of the certificate representing such Public Share. Each Common Share outstanding immediately prior to the Effective Time which is then owned by Mergerco or Holdings shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and retired and cease to exist, without any conversion thereof. Each share of common stock of Mergerco outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchangeable for one fully paid and non-assessable share of Common Stock of the Surviving Corporation. In connection with the Merger, Holdings will not exercise the Warrants or convert the Preferred Stock and will receive no consideration for the Warrants or the Preferred Stock, all of which will be canceled upon the consummation of the Merger. See "THE MERGER AGREEMENT--Consideration to be Paid to Shareholders; Conversion of Common Shares."

         Under Section 2.3 of the Merger Agreement, holders of options will agree to the cancellation of such options as a result of the Merger without any consideration therefor, except such holders shall have the right to be paid the difference between the Merger Consideration and the per share exercise price of each such option, to the extent such difference is a positive number. See "SPECIAL FACTORS--Estimated Fees and Expenses; Sources of Funds" and "OPTION CANCELLATION INFORMATION."

         Following the Effective Time, Holdings will own 100% of the Surviving Corporation's outstanding shares of common stock. At such time, the holders of the Public Shares (the "Public Shareholders") will cease to have any ownership interest in the Company or rights as shareholders. The Public Shareholders will no longer benefit from any increases in the value of the Company or the payment of dividends on the Common Shares and will no longer bear the risk of any decreases in value of the Company. No cash dividends have been paid on the Company's Common Shares during the last two years.

         As a result of the Merger, the Surviving Corporation will be privately held and there will be no public market for its common stock. Upon consummation of the Merger, the Common Shares will cease to be quoted on the Nasdaq National Market. In addition, registration of the Common Shares under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be terminated.

         Subsequent to the Merger, Holdings intends to contribute additional funds to the Surviving Corporation to allow the Surviving Corporation to pay the fees and expenses related to the transaction. See "SPECIAL
FACTORS--Estimated Fees and Expenses; Sources of Funds."

         PAYMENT OF THE MERGER CONSIDERATION. Promptly after the Effective Time, under Section 2.2 of the Merger Agreement, the Surviving Corporation will deposit with ChaseMellon Shareholder Services, as paying agent (the "Paying Agent"), monies sufficient to pay the aggregate

Merger Consideration, and the Paying Agent shall mail to each holder of record, as of the Effective Time, of an outstanding certificate or certificates for Common Shares (other than Mergerco), a letter of transmittal and instructions for use (the "Letter of Transmittal") in effecting the surrender of such certificates for payment of such Merger Consideration in accordance with the terms of the Merger Agreement. In order to receive the Merger Consideration, Public Shareholders must send their certificates representing Public Shares to the Paying Agent along with the Letter of Transmittal. All certificates so surrendered will be canceled and the Merger Consideration relating thereto will be paid by the Paying Agent to the holders thereof.

         Under Section 2.2 of the Merger Agreement, upon surrender of a certificate representing Public Shares together with a duly executed Letter of Transmittal, a Public Shareholder will receive $24.00 in cash in exchange for each Public Share, without interest, subject to applicable back-up withholding taxes. Any cash held by the Paying Agent that remains unclaimed by Public Shareholders for six months after the Effective Time of the Merger will be returned to the Surviving Corporation and any Public Shareholder who has not exchanged his Public Shares for the Merger Consideration prior to that time shall look thereafter only to the Surviving Corporation for payment of the Merger Consideration in respect of his Public Shares. Any amounts remaining unclaimed by Public Shareholders two years after the Effective Time will become the property of the Surviving Corporation, to the extent permitted by applicable abandoned property, escheat and other similar laws. Until surrendered pursuant to the procedures described above, each certificate (other than certificates representing Common Shares owned by Mergerco) shall represent for all purposes solely the right to receive the Merger Consideration multiplied by the number of Common Shares evidenced by such certificate. Shareholders should NOT submit any stock certificates for Common Shares at the present time. See "THE MERGER AGREEMENT--Consideration to be Paid to Shareholders; Conversion of Common Shares."

         APPRAISAL RIGHTS. Pursuant to Section 607.1302(4) of the FBCA, the shareholders of the Company do not have dissenter's rights of appraisal in connection with the Merger because the Common Shares are designated as a "national market system security" by The Nasdaq Stock Market. In addition, neither the Company's Amended and Restated Articles of Incorporation, the Company's Bylaws, as amended, nor the Merger Agreement provide for dissenter's rights of appraisal.

THE MEETING

         TIME, DATE AND PLACE. A Special Meeting of shareholders of the Company will be held on [__________________________,] 1997 at [____:00 _.M.,
LOCAL TIME], at the Company's principal executive offices at 4908 Tampa West Boulevard, Tampa, Florida.

         PURPOSE OF THE MEETING. The purpose of the Meeting is to (i) consider and vote upon the Merger Proposal, and to approve and adopt the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit A and incorporated by reference herein and (ii) to consider and vote upon such other matters as may properly come before the Meeting. See "SPECIAL FACTORS--Purpose of and Reasons for the Merger." For a brief discussion of the terms of the Merger Agreement, see "THE MERGER AGREEMENT."

         RECORD DATE; QUORUM. The close of business on [_________________, 1997] has been fixed as the Record Date for determining holders of Common
Shares and the holder of the Preferred Stock entitled to vote at the Meeting. Each Common Share and each share of Preferred Stock outstanding on the Record Date is entitled to one vote at the Meeting. As of the Record Date, 2,864,448 Common Shares were outstanding and held of record by approximately
[___________]
holders and 50,000 shares of Preferred Stock were outstanding and held of record by one holder, Holdings. The presence, in person or by Proxy, of the holders of a majority of the Common Shares entitled to vote at the Meeting and of the sole holder of the Preferred Stock is necessary to constitute a quorum for the transaction of business at the Meeting. See "THE MEETING, MECHANICS OF VOTING AND PROXIES."

         REQUIRED VOTE. Pursuant to the FBCA, the affirmative vote of holders of at least a majority of all of the outstanding Common Shares and the affirmative vote of the sole holder of all of the outstanding shares of Preferred Stock, each voting as a separate class, is required to approve and adopt the Merger Agreement. In addition, pursuant to the Merger Agreement, the affirmative vote of at least a majority of the Public Shares voting on the Merger in person or by proxy is required to approve and adopt the Merger Agreement. Holdings has advised the Company that it will vote the 1,375,000 Common Shares that it beneficially owns in favor of the Merger Proposal. Holdings, as the sole owner of all of the outstanding shares of Preferred Stock, has also advised the Company that it will vote the Preferred Stock in favor of the Merger Proposal. See "THE MEETING, MECHANICS OF VOTING AND PROXIES." For further information concerning the terms and conditions of the Merger, see "THE MERGER AGREEMENT--Conditions to Consummation of the Merger."

         PROXIES. A Proxy Card is enclosed for use at the Meeting. A Proxy may be revoked at any time prior to its exercise at the Meeting if written notice of revocation is given to the Secretary of the Company prior to the vote being taken at the Meeting, or by execution of a subsequent Proxy which is presented at the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Common Shares and shares of Preferred Stock represented by properly executed Proxies received at or prior to the Meeting and which have not been revoked will be voted in accordance with the instructions indicated therein. If no instructions are indicated on a properly executed Proxy, such Proxy will be voted FOR the Merger Proposal to approve and adopt the Merger Agreement and in the discretion of the proxies on all other matters that may properly come before the Meeting or any postponements or adjournments thereof. See "THE MEETING, MECHANICS OF VOTING AND PROXIES."

SPECIAL FACTORS

         BACKGROUND OF THE MERGER. For a description of the events leading to the approval and adoption of the Merger Agreement by the Company's Board of Directors, see "SPECIAL FACTORS--Background of the Merger."

         STRUCTURE OF THE MERGER. Holdings is seeking to effect the Merger, which will allow it to acquire all of the remaining equity interest in the Company not currently owned by Holdings. The acquisition of Public Shares from the Public Shareholders is structured as a cash merger in order to transfer ownership of that equity interest to Holdings in a single transaction. See "SPECIAL FACTORS--Purpose of and Reasons for the Merger."

         POTENTIAL BUSINESS PROSPECTS; BRITISH AEROSPACE INFLUENCE. In reviewing the fairness of the Merger to the Public Shareholders, both the Special Independent Committee and Baird made extensive inquiries of management of the Company as to the likelihood that contract awards would be made pursuant to the Company's many outstanding bids and proposals and took into consideration management's opinions as to the likelihood of actual contract awards that might result from bids or proposals that have been submitted. The Company has submitted one bid for a major U.K. Ministry of Defence procurement of a training system for the EH-101 and CH-47 Medium Support Helicopters (the "MSH Program"). After considering the extremely high level of competition for this program and related factors, based upon the recommendations of management, the Special Independent Committee and Baird determined not to assume or project that the Company will be awarded a contract for the MSH program in their evaluation of the fairness of the Merger Proposal to the Public Shareholders.

         Because of the extensive marketing assistance provided by British Aerospace and the influence that British Aerospace has with existing and potential customers of the Company, British Aerospace's willingness to support the Company in bids or proposals is often extremely important or determinative in the Company's ultimate award of a contract. Additionally, it is possible that certain contract awards, including a contract award for the MSH Program, may become more likely if the Merger is completed and the Company becomes wholly-owned by British Aerospace through Holdings. See "SPECIAL FACTORS--Potential Business Prospects; British Aerospace Influence."

         PURPOSE OF AND REASONS FOR THE MERGER. The principal purposes for the Merger are: (a) for Holdings to acquire all of the equity interest in the Company represented by the Public Shares; (b) to rationalize the investment of Holdings and British Aerospace in the Company, by balancing Holdings' and British Aerospace's support of, and business relationships with, the Company with the economic benefits derived therefrom; (c) to eliminate potential conflicts between the interests of Public Shareholders and the interests of Holdings; (d) to give the Public Shareholders the opportunity to receive a significantly greater return than they had previously received on their Common Shares; (e) to allow the Company to become more competitive in light of the recent consolidations in the aerospace and defense industries by closer association with one of the world's few prime airframe manufacturers; and (f) to enable management of the Company to react with greater flexibility to changing conditions and opportunities, all as more fully described herein. See "SPECIAL FACTORS--Background of the Merger" and "SPECIAL FACTORS--Purpose of and Reasons for the Merger."

         RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE MERGER. The Board of Directors (with the Holdings-affiliated directors abstaining) unanimously recommends a vote FOR approval and adoption of the Merger Agreement. Based upon the consideration of a number of factors, the Special Independent Committee determined that the Merger, including the Merger Consideration, was fair from a financial point of view, to the Public Shareholders. The Special Independent Committee believes that the Merger was considered in a manner that was procedurally fair to the Public Shareholders. For a discussion of the factors considered by the Board of Directors in making its recommendation (including the factors considered by the Special Independent Committee in making its recommendation to the Board of Directors), see "SPECIAL FACTORS--Determination of Fairness of the Merger by the Special Independent Committee and the Board of Directors."

         At the present time, three of the eight members of the Board of Directors are affiliated with Holdings, which has formed Mergerco for the purpose of acquiring all of the equity interest in the Company. These directors abstained from evaluating and voting on the Merger because each has an indirect economic interest in the consummation of the Merger because of his relationship with Holdings or British Aerospace. See "SPECIAL FACTORS--Conflict of Interests of Holdings and Certain Members of the Board of Directors of the Company in the Merger."

         OPINION OF FINANCIAL ADVISOR TO THE SPECIAL INDEPENDENT COMMITTEE. Pursuant to an engagement letter dated January 17, 1997, the Special Committee retained Robert W. Baird

& Co. Incorporated ("Baird") as its financial advisor in connection with the proposed Merger. On February 13, 1997, Baird rendered its opinion to the Special Independent Committee of the Board of Directors, to the effect that, as of such date, the Merger Consideration was fair, from a financial point of view, to the Public Shareholders. The full text of Baird's written opinion, which sets forth assumptions made, matters considered, the scope of and limitations on the review undertaken and procedures followed by Baird in rendering its opinion, is attached hereto as Exhibit D and is incorporated herein by reference. HOLDERS OF PUBLIC SHARES ARE URGED TO, AND SHOULD, READ SUCH OPINION CAREFULLY IN ITS ENTIRETY. See "SPECIAL FACTORS--Opinion of Financial Advisor to the Special Independent Committee."

         OPINION OF FINANCIAL ADVISOR TO BRITISH AEROSPACE. Pursuant to an engagement letter dated December 23, 1996, British Aerospace retained J.P. Morgan Securities Inc. ("J.P. Morgan") as its financial advisor in connection with the proposed Merger. On February 26, 1997, J.P. Morgan delivered its written opinion to the Board of Directors of British Aerospace, dated as of such date, that, as of such date, the consideration to be paid by Holdings in the proposed Merger was fair from a financial point of view to British Aerospace. No limitations were imposed upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinion. The full text of the written opinion of J.P. Morgan dated February 26, 1997, which sets forth the assumptions made, matters considered and limits on the review undertaken is attached as Exhibit E to this Proxy Statement and is incorporated herein by reference. See "SPECIAL FACTORS--Opinion of Financial Advisor to British Aerospace."

         POSITION OF HOLDINGS AS TO FAIRNESS. Holdings considered the analyses of and the factors examined by J.P. Morgan, and has adopted those analyses and conclusions as its own. Holdings determined the amount of the Merger Consideration by taking into account these analyses and factors and the existing trading ranges for the Common Shares and believes that these analyses and factors as well as the consideration of the trading ranges when considered together, provide a reasonable basis to believe that the Merger is fair from a financial point of view to the Public Shareholders. In addition, Holdings believes that the manner in which the Merger was considered by the Company was procedurally fair to the Public Shareholders. See "SPECIAL FACTORS--Position of Holdings as to Fairness."

         CONFLICT OF INTERESTS OF HOLDINGS AND CERTAIN MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY IN THE MERGER. In considering the recommendation of the Board of Directors with respect to the Merger, the Public Shareholders should be aware that the three of the eight directors of the Company affiliated with Holdings abstained from evaluating and voting on the Merger. As the sole shareholder of Mergerco, Holdings has a direct economic interest in the Merger which creates a conflict of interest for the Holdings-affiliated directors. In addition, since 1987, the Company, Holdings and British Aerospace (and other affiliates of British Aerospace) have engaged in a number of business and financial relationships. See "SPECIAL FACTORS--Background of the Merger." Holdings, therefore, has certain interests summarized below that present actual economic conflicts of interest in connection with the Merger. For a more detailed discussion of such interests, see "SPECIAL FACTORS--Conflict of Interests of Holdings and Certain Members of the Board of Directors of the Company in the Merger."

         In light of these conflicts, the Board of Directors formed the Special Independent Committee comprised of four directors who are not affiliated with Holdings and are not officers of the Company.

         In making its determination with respect to the Merger Proposal in accordance with its fiduciary duties to the shareholders, the Special Independent Committee and the Board of Directors considered the actual conflicts of interest of certain of the Board's members, along with the other matters described under "SPECIAL FACTORS--Determination of Fairness of the Merger by the Special Independent Committee and the Board of Directors."

         As of the date of this Proxy Statement, Holdings has beneficial ownership of approximately 48.0% of the outstanding Common Shares. On a fully-diluted basis (assuming conversion of the Preferred Stock and the exercise of the Warrants and all outstanding options to purchase Common Stock), Holdings has beneficial ownership of approximately 53.3% of the Common Shares.

         If the Merger is consummated, Holdings will own the entire outstanding equity interest of the Surviving Corporation. Holdings will, in its sole discretion, have the power and authority to change any or all of the officers or directors of the Surviving Corporation.

         CERTAIN EFFECTS OF THE MERGER. Following the Merger, Holdings will own 100% of the Surviving Corporation's outstanding shares of common stock. Holdings will be the sole beneficiary of any future earnings and growth of the Surviving Corporation (until shares of common stock, if any, are issued to other shareholders), and the Public Shareholders will no longer benefit from any increases in the value of the Company or the payment of dividends on the Common Shares and will no longer bear the risk of any decreases in value of the Company. See "DIVIDENDS." As a result of the Merger, (i) the Surviving Corporation will be privately held, (ii) there will be no public market for its Common Stock, (iii) the Common Shares will cease to be quoted on the Nasdaq National Market, and (iv) registration of the Common Shares under the Exchange Act will be terminated and the Company will no longer be required to file periodic reports with the SEC. With the exception of the Company's stock option plans and the Reflectone, Inc. Stock Purchase Plan, all employee benefit and compensation plans of the Surviving Corporation are expected to be substantially the same as the Company's present benefit plans, but the Surviving Corporation may determine to amend present benefit plans or to initiate additional employee benefit plans in the future. See "SPECIAL FACTORS--Certain Effects of the Merger."

         FUTURE PLANS FOR THE COMPANY. It is expected that following the Merger, the business and operations of the Company will be continued by the Company, as the Surviving Corporation in the Merger, substantially as they are currently being conducted. However, Holdings and the management of the Surviving Corporation will continue to evaluate the Company's business and operations after the consummation of the Merger and make such changes as are deemed appropriate.

         Holdings does not have any present plans or proposals subsequent to the Merger which relate to or would result in any extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company, a sale or transfer of a material amount of assets of the Company or any material change in the Company's corporate structure. See "SPECIAL FACTORS--Future Plans for the Company."

         CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. The receipt of cash for Public Shares pursuant to the Merger will be a taxable transaction to the holders of the Public Shares for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), and may be a taxable transaction for foreign, state and local income tax purposes as well. Public Shareholders should consult their own tax advisors regarding the U.S. federal income tax consequences of the Merger, as well as any tax consequences under state, local or foreign laws. See "SPECIAL FACTORS--Certain U.S. Federal Income Tax Consequences of the Merger."

         ESTIMATED FEES AND EXPENSES; SOURCES OF FUNDS. It is currently expected that $35,746,752 will be required to pay the Merger Consideration to the Public Shareholders, $3,248,869 will be paid to holders of options to purchase Common Shares (which constitutes the difference between the Merger Consideration and the option exercise prices), and approximately [$_________________] will be required to pay the expenses of the Company, Mergerco and Holdings in connection with the Merger Agreement and the transactions contemplated thereby. Such funds will be furnished from available funds of Holdings. See "SPECIAL FACTORS--Estimated Fees and Expenses; Sources of Funds" and "OPTION CANCELLATION INFORMATION."

         ACCOUNTING TREATMENT OF THE MERGER. The Merger will be accounted for as a "purchase" as such term is used under generally accepted accounting principles for accounting and financial reporting purposes. See "SPECIAL FACTORS--Accounting Treatment of the Merger."

         REGULATORY APPROVALS. No federal or state regulatory approvals are required to be obtained, nor are any regulatory requirements required to be complied with, in connection with consummation of the Merger, by any party to the Merger Agreement, except for the lapse of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and required approvals under the Exon-Florio Amendment to the Defense Production Act of 1950, as amended. See "SPECIAL FACTORS--Regulatory Approvals."

                                SPECIAL FACTORS

BACKGROUND OF THE MERGER

         OVERVIEW AND CURRENT CONDITION OF COMPANY. The Company has various relationships, contracts, and agreements with British Aerospace, the parent of Holdings, and other affiliates thereof. As a result of transactions occurring between 1987 and 1989, Holdings holds an aggregate of 1,375,000 Common Shares, or approximately 48.0% of the Company's outstanding Common Shares, and 50,000 shares of Preferred Stock which are convertible into an additional 500,000 Common Shares. On May 15, 1987, pursuant to a Stock Purchase Agreement with the Company dated May 15, 1987, British Aerospace purchased 100,000 Common Shares for an aggregate cost of $2,800,000. British Aerospace transferred these 100,000 Common Shares to Holdings by means of a capital contribution on May 23, 1988. On May 19, 1988, pursuant to a Stock Purchase Agreement with the Company dated May 19, 1988, Holdings purchased 500,000 Common Shares and 50,000 shares of Preferred Stock for an aggregate purchase price of $17,800,000. On September 15, 1989, pursuant to a Stock Purchase Agreement with the Company dated September 15, 1989, Holdings purchased an additional 500,000 Common Shares for an aggregate purchase price of $3,226,562.50. In addition to the foregoing, Holdings acquired 275,000 Common Shares pursuant to a 25% stock dividend declared by the Company in 1993. During 1995, as a result of its support of the Company's credit facilities, Holdings was granted Warrants to purchase 78,261 Common Shares at any time prior to August 7, 2005, at an exercise price equal to the lesser of (i) $11.50 per share (the price of the Common Shares on the Nasdaq National Market on August 7, 1995) and (ii) the per share market price of the Common Shares on the date of the exercise of the Warrants. On a fully-diluted basis (assuming conversion of the Preferred Stock and the exercise of the Warrants and all outstanding options to purchase Common Shares and no additional shares were issued or reacquired by the Company), Holdings would beneficially own 53.3% of the outstanding Common Shares.

         Thus, as the holder of approximately 48.0% of the outstanding Common Shares and on a fully-diluted basis, approximately 53.3%, Holdings effectively has the power to decide all matters submitted for shareholder approval. In addition, Holdings has the power to determine the membership of the Company's Board of Directors; however, Holdings is subject to restrictions contained in a Special Security Agreement by and among the Company, Holdings, British Aerospace and the United States Department of Defense dated effective June 10, 1988 (the "SSA"). Under the terms of the SSA, only three of a total of eight directors of the Company may have a past or present affiliation with Holdings or its affiliates.

         The Company's relationship with Holdings and British Aerospace has significantly expanded the Company's access to international markets, as well as provided the Company with the opportunity to assist a major airframe manufacturer with its internal simulation requirements. This, in turn, has strengthened the Company's capacity to serve its existing military and commercial markets, and provided collaborative access to an expanding European and worldwide market for simulation and training systems.

         British Aerospace and its affiliates (including Holdings) have been important customers for the Company. During the Company's most recent two full fiscal years, the Company has been awarded contracts by British Aerospace and its affiliates relating to (i) the design and manufacture of three full flight simulators (pursuant to separate contract awards); (ii) the design and manufacture of a full flight simulator, including the construction of a facility to house the simulator and the provision of maintenance support; (iii) the sale of a simulator from Company-owned assets; and (iv) management by the Company of the Holdings-owned Dulles Training Center. In addition, British Aerospace and its affiliates (including Holdings) have provided the Company with extensive marketing assistance and support for European and other international simulation and training opportunities.

         To date, the Company has been unable to obtain adequate financing on acceptable terms without recourse to British Aerospace. Subject to the terms and conditions contained in the Agreement for Credit Availability dated as of November 20, 1996 between the Company and British Aerospace (the "Agreement for Credit Availability"), which replaced prior Agreements for Credit Availability dated August 7, 1995 and August 7, 1996, British Aerospace agreed to continue to provide or guarantee the Company's credit facilities at their then-current levels through August 7, 1997. Renewal of the Company's credit facilities beyond August 7, 1997 is, in large part, dependent upon British Aerospace's willingness to continue to provide or guarantee these facilities. By means of a letter dated January 31, 1997, British Aerospace represented to the Company that it intended to continue to provide or guarantee the Company's credit facilities, as long as (i) financing was not available to the Company without recourse to British Aerospace and (ii) British Aerospace continues to hold, or has the ability to hold through the exercise of Preferred Stock conversion rights and Warrants to purchase Common Shares, a majority ownership position in the Company. The Company's management believes that this letter from British Aerospace confirming British Aerospace's intent to continue to support the Company's credit facilities would be required by the Company's independent auditors in order for the auditors to express an opinion on the Company's financial statements without expressing substantial doubt about the Company's ability to continue as a going concern.

         The Company's credit facilities and the Agreement for Credit Availability with British Aerospace contain certain covenants and agreements which, among other things, require: (i) the Company to be current with respect to the payment of dividends on the Preferred Stock prior to any draw under the British Aerospace provided credit facilities; (ii) the Company to pay British Aerospace a guarantee fee of 3.50% per annum, less the margin over the prime rate charged by Wachovia Bank of Georgia, N.A. ("Wachovia Bank"), on amounts outstanding under the Company's $2.0 million revolving line of credit facility with Wachovia Bank; and (iii) the Company to pay British Aerospace a quarterly fee equal to one-eighth of one percent of the maximum amount of the credit facilities guaranteed by British Aerospace or provided by British Aerospace or its affiliates. In addition, the Agreement for Credit Availability requires that the Company obtain the prior approval of British Aerospace for all material capital investment expenditures (as determined in accordance with the Agreement for Credit Availability). In addition, pursuant to the terms of a prior Agreement for Credit Availability dated August 7, 1995, covering a period from August 7, 1995 to July 22, 1996, the Company issued to Holdings the Warrants on August 28, 1995.

         The Company has a $2.0 million revolving line of credit facility with Wachovia Bank, supported by the corporate guarantee of British Aerospace. The Company has a $35.0 million letter of credit facility with Lloyds Bank Plc., supported by the corporate guarantee of British Aerospace. The Company has a revolving line of credit facility provided by British Aerospace Finance, Inc., a wholly-owned subsidiary of Holdings, for up to $10.0 million.

         The Company has a special credit facility (the "C-130J Facility") with British Aerospace Finance, Inc. to finance the Company's working capital needs with respect to the United Kingdom (UK) C-130J contract with Lockheed Martin Corporation ("LMC"). At December 31, 1996, the Company had $4.3 million drawn under the C-130J Facility. Draws under this facility are limited to actual costs incurred by the Company and Reflectone UK Limited, a wholly-owned subsidiary of the Company ("RUKL"), on the UK C-130J program. By means of a letter dated January 31, 1997, British Aerospace has represented that as long as British Aerospace continues to hold, or has the ability to hold through the exercise of Preferred Stock conversion rights and Warrants to purchase Common Shares, a majority ownership position in the Company, it intends to continue to provide annual financing for the UK C-130J program until payment is received from LMC for delivery of the training system. During 1996, the Company negotiated modifications to the C-130J contract providing for a milestone payment of $15.0 million in the fourth quarter of 1996 and a payment of $6.0 million to be made in the second quarter of 1997. Based on current schedules, the contract is estimated to require additional funding during 1997 of $22.0 million prior to LMC's payments for delivery of the training system. While the cost of financing this program is being recovered through the contract with LMC, an increase in interest rates or an extension of the scheduled delivery dates could result in financing costs in excess of that priced into the contract.

         In 1994, Holdings considered the sale of the Common Shares beneficially owned by it. At that time, the Company formed a special committee of its Board of Directors to consider the interests of the Public Shareholders. During Holdings' consideration of a possible sale, such special committee met several times and engaged a financial advisor to assist it in considering the potential impact of a sale by Holdings on the Company and the Public Shareholders. Upon final consideration and advice from financial advisors, Holdings determined not to sell its Common Shares and, accordingly, such special committee took no action.

         In the course of conducting its business, the Company enters into contracts and agreements with British Aerospace, and its affiliates, for the sale of simulation equipment. In the year ended December 31, 1996, revenues and cost of sales derived from these transactions was approximately $24.4 million and $19.9 million, respectively. At December 31, 1996, receivables and advance billings included approximately $4.3 million and $3.7 million, respectively, arising from transactions with British Aerospace and its affiliates. The Company's sales backlog from contracts or agreements with British Aerospace, and its affiliates, approximates $18.9 million at December 31, 1996. The following is a list of contracts and transactions between the Company and British Aerospace and its affiliates, since January 1, 1995, in which the aggregate amount paid by British Aerospace or its affiliates to the Company in such transaction or required to be paid by British Aerospace or its affiliates to the Company under such contract was greater than one percent of the Company's consolidated revenues for the fiscal year in which such transaction occurred or such contract payment was required:


                                                                                                AMOUNT
          YEAR                         TRANSACTION OR CONTRACT DESCRIPTION                (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
          1993            Management Agreement for the management of the British                $6,960
                          Aerospace owned Dulles Training Center (1995 Revenues)

          1995            Design and manufacture one Full Flight Simulator                      $7,668

          1995            Design and manufacture one Full Flight Simulator, construction       $26,130
                          of facility to house simulator and provision of maintenance support

          1995            Design and manufacture one Full Flight Simulator                      $6,900

          1995            Sale of one Full Flight Simulator from Company-owned assets           $8,600

          1995            Revised Management Agreement for management of the British            $3,584
                          Aerospace owned Dulles Training Center (1996 Revenues)

          1996            Design and manufacture one Full Flight Simulator                      $6,590


         In addition, the Company paid to British Aerospace, or its affiliates, $550,000, $305,000 and $109,000 during 1995, 1996, and the first quarter of
1997, respectively, under the Agreement for Credit Availability (or predecessor agreements) whereby British Aerospace agrees to continue to guaranty or provide the Company's credit facilities. In addition, the Company paid interest to British Aerospace, or its affiliates, $1.4 million, $1.5 million and $200,000 during 1995, 1996, and the first quarter of 1997, respectively, under direct borrowing agreements with British Aerospace or its affiliates, with a maximum aggregate availability of $50.0 million.

         British Aerospace, and its affiliates, and the Company have certain other business relationships which are more particularly described in Exhibit B--"Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1996,
Part I, Item 1, Business," which is incorporated herein by reference.

         For further discussion of the Company's business and strategy, see "CERTAIN INFORMATION REGARDING THE BUSINESS OF THE COMPANY; RECENT DEVELOPMENTS" and Exhibit B--Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1996, Part I, Item 1, Business and Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operation.

         The Company's continuing inability to obtain financing without credit support from British Aerospace prompted Holdings to re-evaluate its relationship with the Company and the Public Shareholders. In December 1996, Holdings began to focus its attention on possible alternatives for the Company, including a going-private transaction in which Holdings would acquire all of the Common Shares.

         To assist in this evaluation, pursuant to an engagement letter dated December 23, 1996 (the "J.P. Morgan Engagement Letter"), British Aerospace retained J.P. Morgan to advise British Aerospace in analyzing the Company's financial and operational condition and business prospects for the purpose of determining the advisability of a going-private transaction, and to render financial advisory services to British Aerospace in the event that British Aerospace determined to seek to acquire the Public Shares. Between December 1996 and February 1997, J.P. Morgan reviewed certain public and non-public information with respect to the Company and generally conducted a financial analysis of the Company.

         On January 7, 1997, Richard Lapthorne, the Group Finance Director, and Iain Ferguson, the Treasurer-Corporate Finance, of British Aerospace met with Stella F. Thayer, the Chairman of the Board, and Richard G. Snyder, the President and Chief Executive Officer, of the Company to informally express Holdings' possible interest in acquiring the Public Shares in a merger. On January 8, 1997, the Board of Directors of the Company met and formed the Special Independent Committee which is comprised of Edward W. Bettke, Robert F. Schoultz, Dale R. States, and Stella F. Thayer (Chairman); such directors are unaffiliated with the Company or British Aerospace (other than in their capacity as directors of the Company). The Special Independent Committee's consensus was that the Company's prospects for the future were favorable and that, while the Special Independent Committee was willing to explore a sale of the Company to Holdings, the Special Independent Committee would recommend such a transaction only if it resulted in a price or value to the Company's shareholders that was fair from a financial point of view and sufficiently attractive to justify the Company in changing from its current course of operating and growing on an independent, but British Aerospace-supported, basis. On January 13, 1997, the Special Independent Committee retained Baird to act as the financial advisor to the Special Independent Committee. The Special Independent Committee selected Baird primarily on the basis of Baird's familiarity with the Company, its experience and knowledge of the industry in which the Company competes, and the quality of the personnel that Baird committed to the assignment. During January and February, 1997, various combinations of Holdings, J.P. Morgan, management of the Company, the Special Independent Committee, Baird and their respective counsel, held several meetings and telephonic conferences to discuss and negotiate the terms of a going-private transaction, and to prepare the documentation in connection therewith, including the Merger Agreement.

         During January and February, 1997, the Special Independent Committee met formally as an entire committee four times and convened informally by telephone on several other occasions. At each meeting, the Special Independent Committee and whichever of its advisors were then present discussed the proposed going-private transaction and considered one or more of the factors described in "SPECIAL FACTORS--Determination of Fairness of the Merger by the Special Independent Committee and the Board of Directors." In addition, certain members of the Special Independent Committee met with Baird and representatives of Holdings and J.P. Morgan to discuss the Merger and related transactions, during which Baird and J.P. Morgan discussed in general their preliminary views of the possible valuation of the Company with those present. During meetings with Holdings and its advisors, the Special Independent Committee and its advisors were informed by Holdings that if the Merger was not consummated, British Aerospace would consider its alternatives. In response to inquiries from representatives of the Special Independent Committee, British Aerospace informed such representatives that these alternatives included, among other things, British Aerospace's withdrawal of its continued support of the Company's credit facilities and business operations, the possible sale of the entire Company or other alternatives. These alternatives would, of course, be considered by British Aerospace over a period of time.

         On February 13, 1997, the Special Independent Committee met to consider the approval of the Merger Agreement. At such meeting, Baird rendered its written opinion to the Special Independent Committee, to the effect that, as of the date of such opinion, the

Merger Consideration was fair, from a financial point of view, to the Public Shareholders. Following discussion, the Special Independent Committee unanimously approved the Merger Agreement and determined to recommend to the Board of Directors that the Board approve the Merger and recommend to the Company's shareholders that they approve the Merger Agreement. On February 13, 1997, the members of the Board (with Holdings-affiliated Directors of the Company abstaining upon advice of Holdings' counsel) unanimously approved the Merger as being in the best interests of the Company and its shareholders. The Merger Agreement was executed on February 13, 1997, and a press release announcing the proposed transaction was issued on such date.

         With respect to the non-public information regarding the Company, J.P. Morgan and Baird received certain confidential information from the Company, including certain summaries prepared by management setting forth five year forecasts regarding operating results of the Company and internally generated projected cash flow forecasts. The forecasts provided for Total Revenues of $110.8 million, $119.1 million, $127.6 million, $137.5 million and $144.5 million for the fiscal years ending December 31, 1997, 1998, 1999, 2000 and 2001, respectively. Gross Profit was projected to be $41.4 million, $40.0 million, $43.5 million, $47.1 million and $50.5 million for the same periods, respectively. Income from Operations was forecasted to be $6.2 million, $10.8 million, $13.1 million, $17.6 million and $20.0 million for the same periods, respectively. Net Income was projected to be $4.5 million, $7.2 million, $8.9 million, $12.0 million and $13.7 million for the same periods, respectively. While the actual results for 1996 did not vary materially from the forecasted data, management provided J.P. Morgan and Baird with updated forecasts based upon this information, which provided for Total Revenues of $110.8 million, $119.1 million, $127.8 million, $137.7 million and $144.7 million for the fiscal years ending December 31, 1997, 1998, 1999, 2000 and 2001, respectively. Gross Profit was projected to be $41.7 million, $40.3 million, $44.0 million, $47.6 million and $50.5 million for the same periods, respectively. Income from Operations was forecasted to be $6.2 million, $10.3 million, $13.0 million, $17.4 million and $19.4 million for the same periods, respectively. Net Income was projected to be $4.7 million, $6.9 million, $8.8 million, $11.9 million and $13.4 million for the same periods, respectively. In addition, J.P. Morgan and Baird were provided with certain information regarding the Company's forecasts for the years 2002 through 2006.

POTENTIAL BUSINESS PROSPECTS; BRITISH AEROSPACE INFLUENCE

         The Company carries out an aggressive marketing program for its complete line of products and services on a worldwide basis. In addition, the Company routinely responds to bid and proposal requests and at any time has a large number of bids and proposals outstanding for a variety of products and services. In reviewing the fairness of the Merger to the Public Shareholders, both the Special Independent Committee and Baird made extensive inquiries of management of the Company as to the likelihood that contract awards would be made pursuant to outstanding bids and proposals and took into consideration management's opinions as to the likelihood of actual contract awards that might result from bids or proposals that have been submitted. There can be no assurance that management's opinion of the outcome of such bids or proposals will ultimately prove to be correct.

         While most of the Company's bids and proposals are routine and customary to the Company's business, the Company has submitted one bid for a very large U.K. Ministry of Defence program that has required an unusually large bid and proposal expenditure, the majority of which was expended during 1996. In this connection, the Company is one of three bidders for a major U.K. Ministry of Defence procurement of a training system for the EH-101 and CH-47 Medium Support Helicopters (the "MSH Program"). The scope includes manufacture and operation of a new-purpose built training center for twenty years (with a renewal right on the part of the U.K. Ministry of Defence for up to an additional twenty-year term). In the view of the Company's management, British Aerospace guarantees and marketing assistance are essential to the Company's success in this competition. After considering the extremely high level of competition for this program and related factors, based upon the recommendations of management, the Special Independent Committee determined not to assume or project that the Company will be awarded a contract for the MSH program in their evaluation of the fairness of the Merger Proposal to the Public Shareholders and instructed Baird not to assume or project that the Company will be awarded a contract for the MSH Program in rendering their opinion. If awarded, this contract is estimated by management of the Company to have a revenue value to the Company of approximately twice that of any contract previously awarded to the Company.

         British Aerospace has provided the Company with marketing assistance with respect to a variety of possible European and other international business opportunities. In addition, British Aerospace often has influence or control over certain of the Company's business opportunities either as the result of existing or prior business relationships between the Company's potential customer and British Aerospace or because of financial or other support needed by the Company to undertake a particular project. Accordingly, in the view of the Company's management, British Aerospace's willingness to support the Company in bids or proposals is often extremely important or determinative in the Company's ultimate award of a contract. Additionally, it is possible that certain contract awards, including a contract award for the MSH Program, may become more likely if the Merger is completed and the Company becomes wholly-owned by British Aerospace through Holdings.

PURPOSE OF AND REASONS FOR THE MERGER

         The principal purposes for the Merger are: (a) for Holdings to acquire all of the equity interest in the Company represented by the Public Shares; (b) to rationalize the investment of Holdings and British Aerospace in the Company, by balancing Holdings' and British Aerospace's support of, and business relationships with, the Company with the economic benefits derived therefrom;
(c) to eliminate potential conflicts between the interests of Public Shareholders and the interests of Holdings; (d) to give the Public Shareholders the opportunity to receive a significantly greater return than they had previously received on their Common Shares; (e) to allow the Company to become more competitive in light of the recent consolidations in the aerospace and defense industries by closer association with one of the world's few prime airframe manufacturers; and (f) to enable management of the Company to react with greater flexibility to changing conditions and opportunities, all as more fully described below. Other than as set forth herein, Holdings has no reason for proposing the Merger at this particular time (as opposed to any other time) and is unaware of any material development affecting the future value of the Common Shares which is not described in this Proxy Statement.

         As a result of the proposed Merger, the Surviving Corporation, whose common stock will be entirely owned by Holdings, will continue the business of the Company. The resulting ownership position of Holdings will permit Holdings to manage the Surviving Corporation on behalf of Holdings without concern for the positions of minority or unaffiliated holders of Common Shares, and it will permit Holdings to receive all of the cash flow of the Company in excess of the cash flow required to service indebtedness or by operations of the Company.

         Currently, British Aerospace either provides or guarantees all of the Company's credit facilities. The Public Shareholders have not had to do the same. Hence, British Aerospace has carried, and continues to carry, the entire risk as a corporate guarantor or direct lender, but has shared the economic benefit of those financing arrangements with the Public Shareholders who bear no such risk. Only as a result of British Aerospace's continued agreement to provide these credit facilities has the Company been able to maintain and expand its business operations and, in management's opinion, receive a report from its independent auditors on its financial statements which does not contain an explanatory paragraph expressing the substantial concern of the auditors about the Company's ability to continue as a going concern. As a private company wholly-owned by Holdings, Holdings believes that a more equitable allocation of risk and benefit will be achieved. In exchange for carrying the entire risk as the corporate guarantor, Holdings will receive the full economic benefit of the financing arrangements it guarantees. See "SPECIAL FACTORS--Background of the Merger."

         The proposed Merger will eliminate the potential conflicts between the interests of Holdings and the Public Shareholders. As a company with public common shareholders, the management of the Company considers the short-range desires of such shareholders for earnings due to its impact on the market price of the Common Shares, which is not a concern of a privately-held company. As a private company, the Company can be managed with a greater emphasis on long term growth than on short-term profits. In addition, as a public company, conflicts may also arise over the divergent interests of Holdings and the Public Shareholders in respect of the management of the Company, as well as in the nature and amount of the compensation of management and the methods of financing the activities of the Company.

         Because the per share book equity of the Common Shares as of December 31, 1996 was $4.52, the proposed Merger would result in the Public Shareholders receiving a price per share which is $19.48 in excess of that amount. In addition, as is detailed hereafter, the Merger Consideration represents a 25.5% premium over the closing sale price on February 13, 1997, the last date in which the Common Shares traded prior to the public announcement of the Merger. See "Market Price and Shareholder Information."

         The simulation and training industry has been extremely competitive over the past several years as a result of continued consolidation, with several large suppliers emerging from within the airframe prime contractor community. Some of the more significant business combinations include the purchase by Loral Corporation of both Goodyear Aerospace and IBM's Federal Systems businesses; the acquisition by Martin Marietta Corporation of General Electric Corporation's simulator operations; the subsequent acquisition of Loral Corporation by Lockheed Corporation; the consummation of the merger between Lockheed Corporation and Martin Marietta Corporation; and the acquisition by Hughes Aircraft Corporation ("Hughes"), a subsidiary of General Motors Corporation, of the Link military simulation operations of CAE
Industries Ltd. and Hughes' subsequent pending acquisition by The Raytheon Corporation, and the proposed merger of McDonnell Douglas and Boeing Corporation have also resulted in a continuation of the trend toward large, well financed, competition within the industry. Management believes that a strong alliance with one of the leading airframe manufacturers is essential to continuing to effectively compete in this industry.

         Holdings believes that the proposed Merger will benefit the Company by enabling it to react with greater speed and flexibility to changing conditions and opportunities, although the benefit of any such improvement will be realized solely by Holdings as a result of its ownership of all of the equity interest in the Company.

         The assumption by the Company of the status of a private company will allow the Company to eliminate certain overhead costs (including the time devoted by its employees and the fees and expenses of various professional advisors and service providers of the

Company) which relate exclusively to the Company's being a public company.
Some of those costs include the following: the costs of certain accounting, auditing and SEC counsel activities, the cost of preparing, printing and mailing corporate reports and proxy statements, the expense of a transfer agent and the cost of investor relations activities. The Company estimates that these costs approximated $230,000 for each of the last two years, exclusive of unquantifiable management time.

         In connection with the Merger Proposal and the discussions relating thereto, Holdings has advised the Company that, relating to the structure of the Merger, it did not consider any alternative that would have allowed the Public Shareholders to maintain an equity interest in the Company. Holdings did consider a cash tender offer for all of the Public Shares as one alternative structure to the going-private transaction. Holdings ultimately rejected this alternative due to the possibility that such tender offer might have needed to be followed by a long-form merger which would require the preparation, filing with and clearance by the SEC and mailing to all shareholders of an information statement similar to this Proxy Statement. This two-step transaction could take significantly longer.

         The possible detriment to the Company and the Public Shareholders if the proposed transaction is not consummated is (i) that British Aerospace might choose to discontinue providing the Company with all or a portion of its essential credit facilities or guarantees necessary to obtain such credit facilities, which would most likely result in a material adverse effect upon the Company's business or (ii) that British Aerospace might choose to sell its interests in the Company or vote its shares to cause the Company to merge with a third party which might cause cultural and synergistic disadvantages to the Company and cause the Company to lose business momentum as the result of the Company integrating with a party that is not already familiar with the Company's business and operations, and might cause competitive disadvantages in certain markets where the Company has previously stressed its affiliation with British Aerospace and enlisted the support of British Aerospace in marketing its products.

DETERMINATION OF FAIRNESS OF THE MERGER BY THE SPECIAL INDEPENDENT COMMITTEE AND THE BOARD OF DIRECTORS

         At its February 13, 1997 meeting, the Special Independent Committee of the Board of Directors unanimously determined (i) that the Merger, including the Merger Consideration, is fair, from a financial point of view, to, and in the best interests of, the Company and the Public Shareholders of the Company, and (ii) to recommend that the Board of Directors approve the Merger Agreement. At its February 13, 1997 meeting, the Board of Directors of the Company, by unanimous vote (with Holdings-affiliated Directors abstaining upon the advice of Holdings counsel) and after receiving the recommendations of the Special Independent Committee, determined that the Merger, including the Merger Consideration, is fair, from a financial point of view, to, and in the best interests of, the Company and the Public Shareholders and resolved to recommend to the Company's Public Shareholders that they approve and adopt the Merger Agreement and the transactions contemplated thereby and that they accept the Merger Consideration in exchange for their Common Shares.

         The Special Independent Committee's and the Board's respective recommendations are the product of the business judgment of the respective members thereof. In making its determination with respect to the fairness, from a financial point of view, of the Merger, including the Merger Consideration, and in determining to recommend approval of the Merger Agreement and the transactions contemplated thereby to the full Board, the Special Independent Committee considered a number of factors, including those listed below. In making its determination with respect to the fairness, from a financial point of view, of the Merger, including the Merger Consideration, and in approving the Merger Agreement, the full Board (except for the Holdings-affiliated directors) considered a number of factors, including those listed below. In its consideration of the following factors, the Special Independent Committee met formally as an entire committee four times and convened informally by telephone on several other occasions. At each meeting, one or more of the factors were discussed among the members of the Special Independent Committee and whichever of its advisors were then present. In addition, certain members of the Special Independent Committee met with Baird and representatives of Holdings and J.P. Morgan to discuss the Merger.

         (i) The Special Independent Committee and the Board considered the historical market prices and recent trading activity of the Common Shares and the fact that the Merger Consideration would enable the Public Shareholders to realize a significant premium over (a) the prices at which the Common Shares have traded in the last year (the ten-day average of reported closing prices for the Common Shares ending with the date of the Company's press release reporting the Merger (the "Public Announcement Date") was $19.59; and the Merger Consideration represents a 22.5% premium over the ten day average price and a 25.3% premium over the average of the closing prices during the 120 days prior to the Public Announcement Date), (b) the $4.52 book value per Common Share at December 31, 1996 and (c) the net present value of the Company's projected cash flows, which was $23.60 per Common Share at December 31, 1996, and which the Special Independent Committee and the Board believed to be equal to or greater than the Company's actual liquidation value. The historical market prices of the Common Shares for the past year were deemed relevant because they indicate what the arms-length trading prices of the Common Shares were for that period as determined in the open market. The fact that the Merger Consideration represents a significant premium over such prices gave the Special Independent Committee and the Board one indication that the Merger Consideration represents an attractive value for the Public Shareholders.

         (ii) The Special Independent Committee and the Board considered the oral opinion (subsequently confirmed in writing) of Baird to the effect that, as of the date of such opinion, the Merger Consideration is fair, from a financial point of view, to the Public Shareholders, and also considered the analyses underlying such opinion. See "SPECIAL FACTORS--Opinion of Financial Advisor to the Special Independent Committee." A copy of such opinion, setting forth the assumptions made, matters considered, scope of and limitation of the review undertaken and procedures followed by Baird, is attached as Exhibit D to this Proxy Statement and should be read carefully in its entirety. With respect to the matters contained in the Baird opinion, the Special Independent Committee and the Board adopted the analyses contained therein and considered the other factors set forth herein in determining that the Merger, including the Merger Consideration, is fair, from a financial point of view, to the Public Shareholders.

         (iii) The Special Independent Committee and the Board considered information with respect to the financial condition, results of operations, business and prospects of the Company, as well as the risks involved in achieving those prospects, and current industry, economic and market conditions.

         (iv) The Special Independent Committee and the Board considered a comparison of the financial terms of certain other transactions which have recently been effected in the industry (including transactions involving Berkshire Hathaway Inc./FlightSafety International, Inc.; UNC Inc./Garrett Aviation Services; Vernitron Corporation/Precision Aerotech Inc.; Litton Industries, Inc./PRC Inc.; Lockheed Corporation/Martin Marietta; Northrop Corporation/Grumman Corporation and Loral Corporation/Federal Systems that were stated to be comparable to the Company in the Baird presentation), reviewing the multiples or premiums, as the case may be, of purchase price paid to each of earnings per share or net income, book value per share, market value per share, and cash flow per share. The Baird analysis showed, among other things, that such companies were sold at premiums over market value (prior to announcement that the respective buyers had indicated their intention to make a proposal) that ranged from 4.4% to 12.7%.

         (v) The Special Independent Committee also evaluated the Merger Consideration in light of the following factors: price, ability to consummate the proposed transactions, the significant percentage of Common Shares owned by Holdings, the proposed structure of the transaction and anticipated closing date, the amount of equity being invested by Holdings, the impact on the Company of a time delay or further uncertainty both with respect to the market for the Common Shares and the Company's employees, and the fiduciary obligations of the Special Independent Committee and the Board to the Company and the Public Shareholders. The Special Independent Committee also considered that the Merger Agreement permits the Special Independent Committee to withdraw its approval of the Merger Agreement in accordance with the fiduciary duties of its members.

         (vi) The Special Independent Committee also considered the possibility that, if the Merger were not consummated, Holdings may decide to pursue any one or more of the following: (a) a sale of its Common Shares, Warrants or Preferred Stock, (b) a discontinuation of Holdings' existing financial and business relationships with the Company (including financial support), or (c) a decision to not develop any future financial and business relationships with the Company. The Special Independent Committee evaluated the prospects and future of the Company should any one or more of the foregoing occur including, but not limited to, the likely adverse effects upon the Company's earnings and the resulting likely adverse effect upon the market price of the Company's Common Shares. The Special Independent Committee took into consideration that it had been advised by Holdings during meetings with Holdings, that if the Merger was not consummated, British Aerospace would consider its alternatives. In response to inquiries from representatives of the Special Independent Committee, British Aerospace informed such representatives that these alternatives included, among other things, British Aerospace's withdrawal of its continued support of the Company's credit facilities and business operations, the possible sale of the entire Company or other alternatives. These alternatives would, of course, be considered by British Aerospace over a period of time.

         (vii) The Special Independent Committee and the Board also evaluated certain potential benefits that might accrue to the Company if the Merger were consummated, including (a) the competitive advantages, in light of the recent consolidation in the aerospace and defense industries, associated with a closer affiliation with one of the world's several prime airframe manufacturers or larger suppliers of simulation systems and services complimentary to those offered by the Company, (b) the additional new business available to the Company directly from, or with the assistance and support of, British Aerospace and its affiliates, (c) the corporate cultural and synergistic advantages of integrating with a party that is already familiar with the Company's business and operations and the ability to maintain business momentum, (d) the benefits associated with continued management autonomy, (e) the potential for growth in the business of RUKL, the Company's U.K.-based subsidiary, and (f) the elimination of the time and expense associated with the Company's public reporting obligations.

         (viii) The Special Independent Committee and the Board concluded that the Merger is in the best interests of the employees, customers, suppliers and other constituents of the Company and its subsidiaries.

         (ix) The Special Independent Committee and the Board recognized that the Merger will not be consummated unless it receives the affirmative vote of a majority of the Public Shareholders voting on the Merger, which is a greater vote than is required under the FBCA.

         (x) In addition to the above, the Special Independent Committee and the Board of Directors discussed and considered the alternatives that might be available to the Merger Proposal. Because of the fact that Holdings has the power to control the Company, it was the conclusion of the Special Independent Committee and the Board of Directors that any such alternatives would require the consent and cooperation of Holdings, and therefore the Special Independent Committee did not consider any alternatives to the Merger and accordingly did not discuss any alternatives with Holdings.


         In view of the wide variety of these factors considered by the Special Independent Committee of the Board of Directors in connection with its evaluation of the Merger and the Merger Consideration, the Special Independent Committee of the Board of Directors did not find it practicable to quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination, nor did it evaluate whether such factors were of equal weight. However, based upon these factors, the evaluation of all the relevant information provided to them by the Company's financial advisors and taking into account the existing trading ranges for the Common Shares, the Special Independent Committee determined that the Merger, including the Merger Consideration, was fair from a financial point of view, to the Public Shareholders. The Special Independent Committee believes that the Merger was considered in a manner that was procedurally fair to the Public Shareholders.

         Because of the appointment of the Special Independent Committee and the engagement by the Special Independent Committee of Baird, neither the Board nor the Special Independent Committee considered it necessary to retain an unaffiliated representative to act solely on behalf of the Public Shareholders for the purpose of negotiating the terms of the Merger Agreement or preparing a report concerning the fairness to such shareholders of the Merger Consideration.

         Fowler, White, Gillen, Boggs, Villareal and Banker, P.A., which has served as legal counsel to the Special Independent Committee, also serves as legal counsel to the Company. The Special Independent Committee and the Board of Directors determined that there was no conflict of interest in this representation.

         The following members of the Board of Directors are affiliated with
Holdings: David R. Fish, Paul L. Harris, and Sydney Gillibrand. See "--Conflict of Interests of Holdings and Certain Members of the Board of Directors of the Company in the Merger." None of these directors participated on the Special Independent Committee. In addition, such directors abstained from evaluating and voting on the Merger. Richard G. Snyder, the Company's President and Chief Executive Officer and a director of the Company, was not a member of the Special Independent Committee because of his position as an executive officer of the Company. However, Mr. Snyder did participate in the Board's evaluation and vote on the Merger Proposal.

OPINION OF FINANCIAL ADVISOR TO THE SPECIAL INDEPENDENT COMMITTEE

         Baird has acted as financial advisor to the Special Independent Committee in connection with the Merger and has assisted the Special Independent Committee in its examination of whether or not the Merger Consideration is fair, from a financial point of view, to the Public Shareholders. On February 13, 1997, Baird rendered its opinion to the Special Independent Committee to the effect that, as of such date, the Merger Consideration was fair, from a financial point of view, to the Public Shareholders.

         THE FULL TEXT OF BAIRD'S OPINION, DATED FEBRUARY 13, 1997, WHICH SETS FORTH THE ASSUMPTIONS MADE, GENERAL PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF REVIEW UNDERTAKEN BY BAIRD IN RENDERING ITS OPINION, IS ATTACHED AS EXHIBIT D TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. BAIRD'S OPINION IS DIRECTED ONLY TO THE FAIRNESS, AS OF FEBRUARY 13, 1997 AND FROM A FINANCIAL POINT OF VIEW, OF THE MERGER CONSIDERATION TO THE PUBLIC SHAREHOLDERS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY OF THE COMPANY'S SHAREHOLDERS AS TO HOW SUCH SHAREHOLDER SHOULD VOTE WITH RESPECT TO THE MERGER AGREEMENT. BAIRD DID NOT RECOMMEND TO THE SPECIAL INDEPENDENT COMMITTEE THE AMOUNT OF CONSIDERATION TO BE PAID TO THE PUBLIC SHAREHOLDERS. THE SUMMARY OF BAIRD'S OPINION SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION ATTACHED AS EXHIBIT D. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE OPINION CAREFULLY IN ITS ENTIRETY.

         In conducting its investigation and analysis in arriving at its opinion attached as Exhibit D, Baird reviewed such information and took into account such financial and economic factors as it deemed relevant under the circumstances. In that connection, Baird among other things (i) reviewed certain internal information, primarily financial in nature, including projections concerning the business and operations of the Company furnished to Baird by or on behalf of the Company for purposes of its analysis, as well as publicly available information including, but not limited to, the Company's recent filings with the SEC and an equity analyst research report prepared by an investment banking firm; (ii) reviewed the Merger Agreement in the form presented to the Special Independent Committee; (iii) compared the historical market prices and trading activity of the Company's

Common Shares with those of certain other publicly traded companies Baird deemed relevant; (iv) compared the financial position and operating results of the Company with those of other publicly traded companies Baird deemed relevant; and (v) compared the proposed financial terms of the Merger with the financial terms of certain other business combinations that it deemed relevant. Baird held discussions with certain members of the Company's senior management concerning the Company's historical and current financial condition and operating results as well as the future prospects of the Company. Baird also considered such other information, financial studies, analysis and investigations and financial, economic and market criteria which it deemed relevant for the preparation of its opinion. Baird was not requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. The Merger Consideration was determined by the Company and Holdings in arm's length negotiations. The Company did not place any limitation upon Baird with respect to the procedures followed or factors considered by Baird in rendering its opinion.

         In arriving at its opinion, Baird assumed and relied upon the accuracy and completeness of all of the financial and other information provided to it by or on behalf of the Company, or publicly available, and was not engaged, and did not attempt, to verify any such information. Baird also assumed, with the Company's consent, that all material assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the consolidated financial statements of the Company. Baird assumed that the financial forecasts examined by it were reasonably prepared on bases reflecting the best available estimates and good faith judgments of the Company's management as to the future performance of the Company. In conducting its review, Baird did not undertake nor obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor did Baird make a physical inspection of the properties or facilities of the Company. Baird's opinion was based upon economic, monetary and market conditions as they existed and could be evaluated on the date of such opinion and did not predict or take into account any changes which may occur, or information which may become available, thereafter.

         In connection with preparing its opinion on February 13, 1997, Baird conducted a variety of financial analyses summarized below with respect to the Company.

         Analysis of the Company's Valuation Premiums. Baird compared the premium which it calculated to holders of the Company's Common Shares represented by the Merger Consideration of $24.00 per share, to the closing prices for the Company's Common Shares on February 12, 1997 (one business day prior to the rendering of the opinion) and on the dates 30 days and 90 days prior thereto, as well as to the daily average closing price for the Company's Common Shares during the latest twelve months ("LTM") and to each of the 52-week high and low closing prices for the Company's Common Shares. Baird calculated that the Merger Consideration represented the following premiums to holders of the Company's Common Shares: (i) a premium of 20.0% over the closing price of $20.00 for the Company's Common Shares one day prior to the rendering of its opinion; (ii) a premium of 25.5% over the closing bid of $19.125 for the Company's Common Shares one day prior to the rendering of the opinion; (iii) a premium of 24.7% over the closing price of $19.25 for the Company's Common Shares 30 days prior thereto; (iv) a premium of 26.3% over the closing price of $19.00 for the Company's Common Shares 90 days prior thereto;
(v) a premium of 18.3% over the LTM average closing price of $20.29 for the Company's Common Shares; (vi) a premium of 5.5% over the 52-week high closing price of $22.75 for the Company's Common Shares; and

(vii) a premium of 39.1% over the 52-week low closing price of $17.25 for the Company's Common Shares.

         Analysis of the Company Valuation Multiples. Baird calculated the aggregate "Equity Value" to be $88.0 million, obtained by multiplying the $24.00 per share Merger Consideration by the total number of outstanding shares of common stock, including shares issuable upon the exercise of stock options and warrants and convertible preferred stock. In performing its analyses, Baird used, among other items, operating statistics for the Company's LTM results through December 31, 1996, and calendar year 1997 forecasted earnings, in each case as provided by the Company's management. Baird calculated multiples of the Merger Consideration to the Company's LTM fully diluted earnings per share (adjusted for a normal tax rate) and its projected fully diluted earnings per share (adjusted for a normal tax rate) for calendar year 1997 (based on management's estimates) and multiples of the Company's "Enterprise Value" (defined as the Equity Value plus the book value of total debt less cash and cash equivalents) to its LTM revenues, its LTM operating income before depreciation and amortization, interest and taxes ("EBITDA") and its LTM operating income before interest and taxes ("EBIT"). The calculations resulted in ratios of the Merger Consideration to fully taxed earnings per share ("P/E Ratios") of 15.3x based on LTM results, and 21.3x based on projected 1997 results. The ratio of Enterprise Value to LTM revenues was 0.8x, the ratio of Enterprise Value to LTM EBITDA was 8.6x and the ratio of Enterprise Value to EBIT was 10.6x.

         Analysis of Selected Publicly Traded Comparable Companies. Baird reviewed certain publicly available financial information as of the most recently reported period and stock market information as of February 12, 1997, for certain selected publicly traded companies which Baird deemed relevant. Such comparable companies consisted of: Aeroflex Inc., Analysis & Technology Inc., CAE Inc., Curtiss-Wright Corporation, Diagnostic/Retrieval Systems, Inc., ECC International Corporation, Evans & Sutherland Computer Corporation, Logicon, Inc., Tech-Sym Corporation and United Industrial Corporation. For each comparable company, Baird calculated multiples as of February 12, 1997, of Enterprise Value to LTM revenues, LTM EBITDA and LTM EBIT. Baird then compared these multiples to the relevant Company multiples. An analysis of the multiples of Enterprise Value to LTM revenues, LTM EBITDA and LTM EBIT yielded 0.8x, 8.6x and 10.6x, respectively, for the Company compared to medians of 0.8x, 8.1x and 11.8x, respectively, for such comparable companies. For the Company and each comparable company, Baird also calculated P/E Ratios as of February 12, 1997, based on market stock prices as of such date and LTM earnings per share and estimated earnings per share (the Company's estimated figures were derived from management and were adjusted for a normal tax rate) for calendar years 1996 and 1997. An analysis of the P/E Ratios based on earnings per share for the LTM and calendar years 1996 and 1997 yields 15.3x, 15.3x and 21.3x, respectively, for the Company compared to medians of 16.0x, 15.2x and 13.5x, respectively, for the Company's comparable companies.

         Analysis of Selected Comparable Acquisition Transactions. Baird reviewed selected business combination transactions which it deemed relevant. Such comparable acquisition transactions, which were consummated between January 1994 and December 1996, consisted of (acquiror/acquired company):
Berkshire Hathaway Inc./FlightSafety International, Inc.; UNC Inc./Garrett Aviation Services; Vernitron Corporation/Precision Aerotech Inc.; Litton Industries, Inc./PRC Inc.; Lockheed Corporation/Martin Marietta; Northrop Corporation/Grumman Corporation and Loral Corporation/Federal Systems. Such transactions were chosen based on a review of acquired companies which possessed general business, operating and financial characteristics representative of companies in the industry in which the Company operates. Baird noted that none of the selected transactions reviewed was identical to the Merger and that, accordingly, the analysis of comparable acquisition transactions necessarily involves complex consideration and judgments concerning differences in financial and operating characteristics of the Company and other factors that would affect the acquisition value of comparable acquisition transactions. For each comparable acquisition transaction, Baird calculated multiples of Enterprise Value to LTM revenues, LTM EBITDA and LTM EBIT; calculated the P/E Ratio based on LTM earnings per share; and calculated the premium paid for the equity in these transactions over the public market value of the equity at various times prior to the announcement of such transaction. Baird then compared those multiples and premiums to the relevant Company multiples and premiums based on the Merger Consideration. For the transactions selected, these calculations yielded multiples of Enterprise Value to LTM revenues, LTM EBITDA and LTM EBIT of 0.8x, 8.6x and 10.6x, respectively, for the Company compared to medians of 0.6x, 7.7x and 11.9x, respectively, for the comparable acquisition transactions. An analysis of the P/E Ratios based on LTM earnings per share yielded 15.3x for the Company compared to a median of 16.6x for the comparable acquisition transactions. An analysis of the Merger Consideration to the market value of the Company's Common Shares as of February 12, 1997, 30 days and 90 days prior thereto, compared to the prices paid for the equity in the comparable acquisition transactions relative to the market value of equity one day, 30 days and 90 days prior to the announcement date of such transactions, yielded premiums of 20.0%, 24.7% and 26.3%, respectively, for the Company, compared to median premiums of 11.4%, 13.5% and 15.1%, respectively, for the comparable acquisition transactions. Separately, Baird also reviewed the premiums paid in a different group of selected transactions involving owners of majority interest acquiring the remaining outstanding shares to achieve complete ownership. An analysis of the Merger Consideration to the market value of the Company's Common Shares as of February 12, 1997 and 30 days prior thereto, compared to the prices paid for the equity in the minority acquisition transactions relative to the market value of equity one day and 30 days prior to the announcement date of such transactions, yielded premiums of 20.0% and 24.7%, respectively, for the Company, compared to median premiums of 22.3% and 37.3%, respectively, for the minority acquisition transactions.

         Discounted Cash Flow Analysis. Baird performed a discounted cash flow analysis of the Company on a stand alone basis using the Company's management projections of future EBIT and free cash flow for fiscal years 1997 through 2001. In such analysis, Baird assumed terminal value multiples of 6.0x to 8.0x EBIT in the year 2001 and discount rates of 16.0% to 18.0%. Such analyses produced implied values of the Company's Common Shares ranging from $23.20 to $29.70.

         Earnings Accretion/Dilution Analysis. Baird prepared a pro forma analysis of the financial impact to a potential acquiror's income statement based on certain assumptions regarding the structure and financing of such a transaction. Using earnings estimates for the Company (prepared by management) for the years 1997 and 1998, Baird analyzed the amount of net income available to a hypothetical acquiror after considering the costs of financing the acquisition. For purposes of such analysis, Baird assumed that such an acquisition would: (i) occur as of January 1, 1997; (ii) be accounted for under the purchase method of accounting, with goodwill being amortized over 30 years; and (iii) be financed entirely with indebtedness accruing interest at a current market rate. On the basis of such assumptions, Baird calculated a range of per share prices that such an acquiror could pay for the Company's Common Shares without incurring earnings dilution.

         Other Factors. In rendering its opinion, Baird considered certain other factors, including an analysis of certain restricted investments, the Company's net operating loss carry forwards and certain litigation matters.

         The foregoing summary does not purport to be a complete description of the analyses performed by Baird or of its presentation to the Special Independent Committee. The preparation of financial analyses and a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. Baird believes that its analyses (and the summary set forth above) must be considered as a whole, and that selecting portions of such analyses and of the factors considered by Baird, without considering all of such analyses and factors, could create an incomplete view of the processes underlying the analyses conducted by Baird and its opinion. Baird did not attempt to assign specific weights to particular analyses. Any estimates contained in Baird's analyses are not necessarily indicative of actual values, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies do not purport to be appraisals or to necessarily reflect the prices at which companies may actually be sold. Because such estimates are inherently subject to uncertainty, Baird does not assume responsibility for their accuracy.

         Baird, as part of its investment banking business, is continually engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. In the ordinary course of business, Baird may from time to time trade the securities of the Company or British Aerospace for its own account and for accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

         Compensation. Pursuant to an engagement letter dated January 17, 1997, between the Special Independent Committee and Baird, it was agreed that the Company would pay Baird: (a) financial advisory fees equal to: (i) $50,000 per month through the execution of the Merger Agreement; and (ii) $25,000 per month for each month following the execution of such Merger Agreement through the consummation of the Merger; and (b) a fee of $150,000, payable upon delivery of its opinion, regardless of the conclusions reached by Baird in such opinion. The Company has also agreed to reimburse Baird for its reasonable out-of-pocket expenses, including fees and disbursements of counsel. The Company has also agreed to indemnify Baird, its affiliates and their respective directors, officers, employees and agents and controlling persons against certain liabilities relating to or arising out of its engagement, including liabilities under federal securities laws. In the past, Baird has provided financial advisory services to the Company for which Baird has received customary compensation.

OPINION OF FINANCIAL ADVISOR TO BRITISH AEROSPACE.

         Pursuant to the J.P. Morgan Engagement Letter, British Aerospace retained J.P. Morgan Securities Inc. ("J.P. Morgan") as its financial advisor in connection with the proposed Merger.

         On February 26, 1997, J.P. Morgan delivered its written opinion to the Board of Directors of British Aerospace, dated as of such date, that, as of such date, the consideration to be paid by Holdings in the proposed Merger was fair from a financial point of view to British Aerospace. No limitations were imposed upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinion.

         The full text of the written opinion of J.P. Morgan dated February 26, 1997, which sets forth the assumptions made, matters considered and limits on the review undertaken is attached as Exhibit E to this Proxy Statement and is incorporated herein by reference. J.P. Morgan's written opinion is addressed to the Board of Directors of British Aerospace, is directed only to the consideration to be paid in the Merger and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the Company's special shareholder's meeting to which this Proxy Statement relates. The summary of the opinion of J.P. Morgan set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion attached hereto as Exhibit E.

         In arriving at its opinion, J.P. Morgan reviewed, among other things, the Merger Agreement and certain related documents, a draft of this Proxy Statement, the audited financial statements of the Company for the fiscal year ended December 31, 1995, and the unaudited financial statements of the Company for the fiscal year ended December 31, 1996; current and historical trading prices of the Company's Common Shares; certain publicly available information concerning the business of the Company and of certain other companies engaged in businesses comparable to those of the Company, and the reported trading prices for certain other companies' securities deemed comparable; publicly available terms of certain transactions involving companies comparable to the Company; the terms of other business combinations deemed relevant by J.P. Morgan; certain internal financial analyses and forecasts prepared by British Aerospace and the Company and their respective management and certain agreements with respect to outstanding indebtedness or obligations of British Aerospace and the Company. J.P. Morgan also held discussions with certain members of the management of British Aerospace with respect to certain aspects of the Merger, and the past and current business operations of British Aerospace and the Company, the financial condition and future prospects and operations of British Aerospace and the Company, and certain other matters believed necessary or appropriate to J.P. Morgan's inquiry. In addition, J.P. Morgan reviewed such other financial studies and analyses and considered such other information as it deemed appropriate for the purposes of its opinion.

         J.P. Morgan relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by British Aerospace or the Company or otherwise reviewed by or discussed with J.P. Morgan, and J.P. Morgan has not assumed any responsibility or liability therefor. J.P. Morgan has not conducted any valuation or appraisal of any assets or liabilities, nor have any valuations or appraisals been provided to J.P. Morgan. In relying on financial analyses and forecasts provided to J.P. Morgan, J.P. Morgan has assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management of British Aerospace and the Company as to the expected future results of operations and financial condition of British Aerospace and the Company. J.P. Morgan has also assumed that the Merger will have the tax consequences described in this Proxy Statement and in discussions with, and materials furnished to J.P. Morgan by, representatives of British Aerospace and the Company, and that the other transactions contemplated by the Merger Agreement will be consummated on the terms and as described in the Merger Agreement and this Proxy Statement.

         The projections furnished to J.P. Morgan for the Company were prepared by the management of the Company. Neither British Aerospace nor the Company publicly discloses internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan's analysis of the Merger, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

         J.P. Morgan's opinion is based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion, including the Company's ability to continue on a stand alone basis without British Aerospace. Subsequent developments may affect the written opinion dated February 26, 1997, and J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion.

         In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion.

         Selected Transaction Analysis. Using publicly available information, J.P. Morgan examined selected transactions with respect to the aerospace and defense industry sector. Specifically, J.P. Morgan reviewed the following fifteen transactions; (1) Berkshire Hathaway's 1997 acquisition of Flight Safety, (2) The Boeing Co.'s 1996 acquisition of Rockwell International Corp.,
(3) GEC Marconi Electronic Systems Corporation's 1996 acquisition of Hazeltine Corporation, (4) Tracor Inc.'s 1995 acquisition of AEL Industries Inc., (5) Hughes Electronics Corporation's 1995 acquisition of Magnavox Electronic Systems Co., (6) Loral Corp.'s 1995 acquisition of Unisys Corporation Defense Operations, (7) Alliant Techsystems' 1994 acquisition of Hercules Incorporated,
(8) Loral Corp.'s 1994 acquisition of IBM Corporation Federal Systems Divisions, (9) Orbital Sciences Corporation's 1994 acquisition of Fairchild Space and Defense Corporation, (10) Martin Marietta's 1994 acquisition of General Electric Co.'s Aerospace Division, (11) Lockheed Corporation's 1993 acquisition of General Dynamic's Fort Worth Division, (12) Southern Air Transport Inc.'s 1991 acquisition of Simuflite, (13) Thomson-CSF's 1990 acquisition of Link-Miles, Ltd., (14) CAE Inc.'s 1988 acquisition of Singer-Link's Domestic Simulation & Training Division, (15) British Aerospace's 1988 acquisition of equity interests in the Company. J.P. Morgan applied a range of multiples derived from such analysis to the Company's revenue, EBIT and EBITDA, and arrived at an estimated range of equity values for the Company's Common Shares of approximately $16.00 to $25.00 per share.

         Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan, in consultation with British Aerospace, judged to be analogous to the Company. The companies used in this analysis by J.P. Morgan were CAE, Inc. and Evans & Sutherland. These companies were used, among other reasons, because of the comparable nature of their business segments and the markets they serve. For each comparable company, publicly available financial performance through the twelve months ended September 30, 1996 was measured. J.P. Morgan applied a value range for each multiple, specifically; firm value/revenue, firm value/operating profit, firm value/EBITDA and price/earnings. These multiples were then applied to the Company's revenue, operating profit, EBITDA and net income, yielding an implied trading value for the Company's Common Shares of approximately $24.00 to $30.00 per share.

         Discounted Cash Flow Analysis. J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining the fully diluted equity value per share for the Company's Common Shares. J.P. Morgan calculated the un-levered free cash flows that the Company expected to generate during fiscal years 1996 through 2005 based upon financial projections prepared by the management of the Company through the years ended December 31st (the "Management Case"), and as subsequently revised by the management of the Company (the "Revised Management Case"), and upon management projections adjusted by J.P. Morgan to reflect more moderate growth in revenues and lower operating margins during the 10-year period (the "Alternative Case"). Under the Alternative Case, J.P. Morgan calculated a range of terminal values for the Company at the end of the 10-year period ending December 31st by applying a terminal EBITDA multiple from 5x to 8x to the EBITDA of the Company during the final year of the 10-year period for the Alternative Case. The un-levered free cash flows and the range of terminal values were then discounted to present values using a range of discount rates from 9% to 10%, which were chosen by J.P. Morgan based upon an analysis of the current weighted average cost of capital of the Company and selected publicly traded companies engaged in businesses judged to be analogous to the Company. The present value of the un-levered free cash flows and the range of terminal values were then adjusted for the Company's September 30, 1996 quarter-end cash and total debt and the estimated option exercise proceeds by virtue of the Merger. Based on the Alternative Case and a discount rate of 9% to 10%, the discounted cash flow analysis indicated a range of equity values of approximately $22.00 to $25.00 per share of the Company's Common Shares on a stand-alone basis.

         J.P. Morgan also calculated a range of terminal values for the Company at the end of the 10-year period ending December 31st by applying the terminal net income multiple of 11x to 13x creating a range around the 12x terminal net income multiple furnished by management to the net income of the Company during the final year of the 10-year period for both the Management Case and the Revised Management Case. The un-levered free cash flows and the range of terminal values were then discounted to present values using a range of discount rates from 17% to 19% creating a range based upon the 18% discount rate which was furnished by the management of the Company. The present value of the un-levered free cash flows and the range of terminal values were then adjusted for the Company's September 30, 1996 quarter-end cash and total debt balances and the estimated option exercise proceeds by virtue of the Merger. Based on the Management Case as described above, the discounted cash flow analysis produced by the Management Case produced a range of equity values of approximately $24.00 to $30.00 per share of the Company's Common Shares on a stand-alone basis. Based on the Revised Management Case as described above, the discounted cash flow analysis produced by the Revised Management Case produced a range of equity values of approximately $27.00 to $30.00 per share of the Company's Common Shares on a stand-alone basis.

         The summary set forth above does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. J.P. Morgan based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which J.P. Morgan based its analyses are set forth above under the description of each such analysis. J.P. Morgan's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold.

         As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected to advise British Aerospace with respect to the Merger and to deliver an opinion to British Aerospace's Board of Directors with respect to the Merger on the basis of such experience and its familiarity with British Aerospace.

         For services rendered in connection with the Merger and the delivery of its opinion, British Aerospace has agreed to pay J.P. Morgan a fee of $750,000 if the Merger is consummated; J.P. Morgan will be paid a fee of $100,000 if the Merger is not consummated. In addition, British Aerospace has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the Federal securities laws.

         J.P. Morgan and its affiliates maintain banking and other business relationships with British Aerospace and its affiliates, for which they receive customary fees. In the ordinary course of its businesses, affiliates of J.P. Morgan may actively trade the debt and equity securities of British Aerospace or the Company for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

POSITION OF HOLDINGS AS TO FAIRNESS

         Holdings considered the analyses of and the factors examined by J.P. Morgan, and has adopted those analyses and conclusions as its own. See "SPECIAL FACTORS--Background of the Merger" and "SPECIAL FACTORS--Opinion of Financial Advisor to British Aerospace." Holdings determined the amount of the Merger Consideration by taking into account these analyses and factors and the existing trading ranges for the Common Shares, as well as other factors, and believes that these analyses and factors as well as the consideration of the trading ranges when considered together, provide a reasonable basis to believe that the Merger is fair from a financial point of view to the Public Shareholders.

         In light of the appointment of the Special Independent Committee of the Board of Directors comprised solely of members of the Board of Directors of the Company who are not affiliated with Holdings or officers of the Company, the retention by that Special Independent

Committee of an independent financial adviser, Baird, and of legal counsel, and in light of the arm's-length nature of the negotiations between Holdings and the Special Independent Committee, Holdings believes that the manner in which the Merger was considered by the Company was procedurally fair to the Public Shareholders.

         The foregoing should not, however, be construed as a recommendation by Holdings to the Public Shareholders to vote to approve the Merger Agreement. Holdings did not assign specific relative weight to the analyses and factors considered in reaching their belief as to fairness.

CONFLICT OF INTERESTS OF HOLDINGS AND CERTAIN MEMBERS OF
THE BOARD OF DIRECTORS OF THE COMPANY IN THE MERGER

         Currently, as the holder of approximately 48.0% of the outstanding Common Shares (approximately 53.3% on a fully-diluted basis (assuming conversion of the Preferred Stock and the exercise of the Warrants and all outstanding options to purchase Common Stock)), Holdings effectively has the power to determine the membership of the entire Board of Directors of the Company; however, Holdings is subject to restrictions contained in the SSA. Under the terms of the SSA, only three of a total of eight directors of the Company may have a past or present affiliation with Holdings or its affiliates. Accordingly, as of the Record Date, three individuals (David R. Fish, Paul L. Harris, and Sydney Gillibrand) who are affiliated with Holdings serve on the Company's Board of Directors. Since 1987, the Company, Holdings and British Aerospace (and other affiliates of British Aerospace) have engaged in a number of business and financial relationships. See "SPECIAL FACTORS--Background of the Merger." In addition, as a result of its significant ownership in the Company, Holdings effectively has the power to decide other matters submitted for shareholder approval.

         If the Merger is consummated, Holdings will be the sole shareholder of the Surviving Corporation. Accordingly, Holdings, and the members of the Company's Board of Directors who are affiliated with Holdings, have a direct economic interest in the Merger. This creates a conflict of interest with the role of these Board members as Board members in making the determination whether the Merger is in the best interests of the Company and the Public Shareholders. In light of these inherent conflicts of interest, the Board of Directors of the Company appointed the Special Independent Committee comprised solely of Board members who are not affiliated with Holdings and are not officers of the Company. In addition, the Holdings-affiliated directors abstained from evaluating and voting on the Merger.

         While pursuant to the terms of the Merger Agreement, the current officers and directors of the Company will become the officers and directors of the Surviving Corporation immediately following the consummation of the Merger, Holdings in its sole discretion may change all or some of the officers and directors of the Surviving Corporation, subject to the SSA.

CERTAIN EFFECTS OF THE MERGER

         Following the Merger, Holdings will own 100% of the Surviving Corporation's outstanding capital stock. Holdings will be the sole beneficiary of any future earnings and growth of the Surviving Corporation (until shares of capital stock, if any, are issued to other shareholders) and will have the ability to benefit from any divestitures, strategic acquisitions or other corporate opportunities that may be pursued by the Company in the future. Upon the consummation of the Merger, the Public Shareholders will cease to have any ownership interest in the Company or rights as shareholders. The Public Shareholders will no longer benefit from any increases in the value of the Company or the payment of dividends on the Common Shares and will no longer bear the risk of any decreases in value of the Company.

         As a result of the Merger, the Surviving Corporation will be privately held and there will be no public market for its common stock. Upon consummation of the Merger, the Common Shares will cease to be quoted on the Nasdaq National Market. In addition, registration of the Common Shares under the Exchange Act will be terminated, and accordingly, the Company will no longer be required to file periodic reports with the SEC.

         With the exception of the Company's stock option plans and the Reflectone, Inc. Stock Purchase Plan, all employee benefit and compensation plans of the Surviving Corporation are expected to be substantially the same as the Company's present benefit plans. The Surviving Corporation may determine to amend present benefit plans or to initiate additional employee benefit plans in the future to compensate and motivate key employees.

FUTURE PLANS OF THE COMPANY

         It is expected that following the Merger, the business and operations of the Company will be continued by the Company, as the Surviving Corporation in the Merger, substantially as they are currently being conducted. However, Holdings and the management of the Surviving Corporation will continue to evaluate the Company's business and operations after the consummation of the Merger and make such changes as are deemed appropriate. The Company's corporate headquarters is expected to remain at its current location in Tampa, Florida.

         Except as otherwise indicated in this Proxy Statement, Holdings does not have any present plans or proposals subsequent to the Merger which relate to or would result in an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company, a sale or transfer of a material amount of assets of the Company or any material change in the Company's corporate structure.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The following discussion summarizes certain United States federal income tax consequences of the Merger to shareholders of the Company other than Holdings (and certain related parties, if any). It is based upon laws, regulations (whether final, temporary, or proposed), rulings and judicial decisions now in effect, all of which are subject to change, including changes to a taxpayer's detriment with retroactive effect. It does not address all aspects of federal income taxation that may be relevant to a particular shareholder in light of that shareholder's personal circumstances, nor does it address federal income tax consequences to types of taxpayers subject to special treatment under the federal income tax laws (e.g., life insurance companies, tax exempt organizations, foreign taxpayers, securities dealers, and persons who have entered into hedging transactions with respect to the Common Shares), nor does it address any aspect of state, local, or foreign tax laws. The Company has not requested any ruling from the Internal Revenue Service with respect to the Merger. SHAREHOLDERS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE CONSEQUENCES TO THEM OF THE MERGER UNDER FEDERAL AND APPLICABLE STATE, LOCAL, AND FOREIGN TAX LAWS.

         The receipt of cash for Common Shares pursuant to the Merger will be a taxable transaction to the Holders of Public Shares for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), and also may be a taxable transaction under applicable state, local, foreign and other tax laws.

         In general, for federal income tax purposes a shareholder will recognize gain or loss equal to the difference between the tax basis for the Common Shares held by such shareholder and the amount of cash received in exchange therefor. Such gain or loss will be capital gain or loss if the Common Shares are capital assets in the hands of the shareholder and will be long-term capital gain or loss if the holding period for the Common Shares is more than one year. As of the date of this Proxy Statement, long-term capital gains recognized in 1997 by shareholders who are individuals are taxable at a maximum statutory rate of 28% (as compared with a maximum statutory rate of 39.6% on ordinary income). Corporations generally are subject to tax at a maximum statutory rate of 35% on both capital gains and ordinary income. The distinction between capital gain and ordinary income may be relevant for certain other purposes, including the taxpayer's ability to utilize capital losses or capital loss carryovers to offset any gain recognized.

         The foregoing discussion may not be applicable to shareholders who acquired their Common Shares pursuant to the exercise of options or other compensation arrangements or who are not citizens or residents of the United States or who are otherwise subject to special tax treatment under the Code.

         In the case of shareholders who acquired their Common Shares upon the exercise of qualified incentive stock options granted to employees of the Company ("ISO Shares"), such shareholders will receive the treatment described above only with respect to ISO Shares as to which both of the following conditions apply: (1) the date of transfer of the ISO Shares following exercise of the applicable options was more than one year prior to the Effective Time, and (2) the applicable options were granted to the employee more than two years prior to the Effective Time. As to all other ISO Shares, the receipt of cash for such ISO Shares in the Merger will be a disqualifying disposition of such ISO Shares. Such shareholders will recognize ordinary income equal to the excess, if any, of (a) the lesser of (i) the fair market value of the applicable ISO Shares on the date such ISO Shares were transferred pursuant to the exercise of the options, or (ii) the cash received with respect to such ISO Shares in the Merger, over (b) the exercise price paid to acquire such ISO Shares. The federal income tax withholding applicable to wages will apply to such ordinary income. Such shareholders' adjusted basis in such ISO Shares will include the exercise price paid to acquire such ISO Shares and any ordinary income recognized by reason of the disqualifying disposition, and such shareholders will also recognize capital gain or loss equal to the difference between the cash received for the applicable ISO Shares in the Merger and the adjusted basis of such ISO Shares in their hands. Such gain or loss will be long-term gain or loss if the applicable options were exercised more than one year prior to the Effective Time.

         Persons who receive cash payments in the Merger in settlement of employee options outstanding under the Company's stock option plans will recognize ordinary income in the amount of such cash payments. The federal income and employment tax withholding applicable to wages will apply to such ordinary income.

         Effective with the Merger, the Company will no longer file tax returns as its own consolidated group. Rather it will join Holdings as its subsidiary and file under Holdings' consolidated group.

         Cash payments to shareholders pursuant to the Merger may be subject to a backup withholding tax at a rate of 31% on the gross amount of such payments unless the shareholder has complied with certain reporting and/or certification procedures. The Letter of Transmittal, which will be sent to the former shareholders of the Company following the Effective Time if the Merger is consummated, will include a substitute Form W-9 on which shareholders can provide the information required to avoid the backup withholding provisions of federal income tax law. Any amount withheld from a shareholder under the backup withholding rules will be allowed as a credit against such shareholder's federal income tax liability and may entitle the shareholder to a refund, provided that the required information is furnished to the Internal Revenue Service. Shareholders should consult their tax advisors regarding the application of information reporting and backup withholding in their particular circumstances and the availability of an exemption therefrom if the shareholders cannot or do not make the certifications required by the substitute Form W-9.

         THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED ON EXISTING TAX LAWS AS OF THE DATE OF THIS PROXY STATEMENT, WHICH MAY DIFFER AT THE EFFECTIVE TIME. PROPOSED LEGISLATION, IF ENACTED, MAY ALTER THE RATES OF TAXATION SHOWN ABOVE. EACH SHAREHOLDER IS URGED TO CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND BACK-UP WITHHOLDING.

ESTIMATED FEES AND EXPENSES; SOURCES OF FUNDS

         Estimated fees and expenses incurred or to be incurred by the Company, Mergerco and Holdings in connection with the Merger Agreement and the transactions contemplated thereby are approximately as follows:

Payment of Merger Consideration (1) . . . . . . . . . . . . . . . . . .      $     35,746,752
Consideration payable to option holders (2) . . . . . . . . . . . . . .             3,248,869
Financial advisory fees and expenses (3)  . . . . . . . . . . . . . . .
Legal fees and expenses (4) . . . . . . . . . . . . . . . . . . . . . .
Accounting fees and expenses  . . . . . . . . . . . . . . . . . . . . .
SEC filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 7,799
Printing and mailing expenses . . . . . . . . . . . . . . . . . . . . .
Paying Agent fees and expenses  . . . . . . . . . . . . . . . . . . . .
Proxy Solicitor Fees  . . . . . . . . . . . . . . . . . . . . . . . . .
Miscellaneous expenses  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                             ----------------
    TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $
                                                                             ================

(1) Includes payment for all outstanding Common Shares other than those owned by Mergerco.

(2) Consists of cash consideration equal to $24.00 per share less the exercise price of options (which ranges from $1.75 to $18.50 per share) held by current and former employees and former directors of the

     Company, to purchase 219,071 Common Shares of the Company. See "OPTION CANCELLATION INFORMATION" for such consideration to be paid to the Company's executive officers.

(3) Includes the fees and estimated expenses of Baird and J.P. Morgan. See "SPECIAL FACTORS--Opinion of Financial Advisor to British Aerospace and --Opinion of Financial Advisor to the Special Independent Committee; Summary of Financial Analyses."

(4) Includes the estimated fees and expenses of legal counsel for the Company, the Special Independent Committee and legal counsel for Holdings and British Aerospace.

         The total amount of funds required to pay the Merger Consideration, the consideration to be paid to option holders, and the expenses incident to the Merger Agreement and the consummation of the transactions contemplated thereby will be contributed by Holdings to the Surviving Corporation. Other than the Merger Consideration and funds necessary to pay current option holders, which will be contributed to Mergerco as equity immediately before the Merger, such funding may take the form of either a variety of debt financing arrangements, additional contributions to equity capital or a combination of both. Each party shall pay its own expenses if the Merger is not consummated.

ACCOUNTING TREATMENT OF THE MERGER

         The Merger will be accounted for as a "purchase" as that term is used under generally accepted accounting principles for accounting and financial reporting purposes.

REGULATORY APPROVALS

         No federal or state regulatory approvals are required to be obtained, nor are any regulatory requirements required to be complied with, in connection with consummation of the Merger by any party to the Merger Agreement, except for the lapse of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and required approvals under the Exon-Florio Amendment to the Defense Production Act of 1950, as amended. The Company and Holdings have filed for all necessary regulatory approvals.


                  THE MEETING; MECHANICS OF VOTING AND PROXIES

TIME, DATE AND PLACE

         The Meeting of the shareholders of the Company to consider and vote upon the Merger Proposal will be held on [______________,] 1997 at [__:00 __.M.], local time, at 4908 Tampa West Boulevard, Tampa, Florida.

RECORD DATE; VOTING SECURITIES; QUORUM

         Only shareholders of record at the close of business on [_____________, 1997], the Record Date for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, there were 2,864,448 Common Shares (held by [____] shareholders of record) outstanding and entitled to vote at the Meeting and 50,000 shares of Preferred Stock (held by one shareholder, Holdings) outstanding and entitled to vote at the Meeting. Each holder of record of Common Shares on the Record Date, and each holder of record of Preferred Stock, is entitled to cast one vote per share in person or by Proxy at the Meeting and any adjournments or postponements thereof. There was no other class of voting securities of the Company outstanding on the Record Date. The presence, in person or by Proxy, of the holders of a majority of the total outstanding Common Shares entitled to vote and the holders of a majority of the total outstanding shares of Preferred Stock, is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes (where a broker or other record holder submits a Proxy but does not have authority to vote a beneficial owner's Common Shares) will be considered present for purposes of establishing a quorum.

REQUIRED VOTE

         Pursuant to the FBCA, the affirmative vote of holders of at least a majority of all of the outstanding Common Shares and the affirmative vote of the sole holder of all of the outstanding shares of Preferred Stock, each voting as a separate class, is required to approve and adopt the Merger Agreement. In addition, pursuant to the Merger Agreement, the affirmative vote of at least a majority of the Public Shares voting on the Merger in person or by proxy is required to approve and adopt the Merger Agreement. Holdings will vote the 1,375,000 Common Shares that it beneficially owns in favor of the Merger Proposal. Holdings, as the sole owner of all of the outstanding shares of Preferred Stock, will vote the Preferred Stock in favor of the Merger Proposal.

VOTING OF PROXIES

         Common Shares and shares of Preferred Stock represented by Proxies, in the accompanying form of Proxy, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the Common Shares or shares of Preferred Stock represented thereby will be voted (i) FOR the Merger Proposal, and (ii) in the discretion of the proxies on all other matters to properly come before the Meeting. The execution of a Proxy will in no way affect a shareholder's right to attend the Meeting and vote in person. Attendance at the Meeting will not in and of itself constitute the revocation of a Proxy.

         For purposes of obtaining the approval of at least a majority of all of the outstanding Common Shares, abstentions and broker non-votes (where a broker or other record owner submits a Proxy but does not have the authority to vote the beneficial owner's Common Shares) will have the effect of a vote against the Merger Agreement. For purposes of obtaining the approval of at least a majority of the Common Shares voting on the Merger in person or by proxy held by holders other than Holdings, abstentions and broker non-votes shall have no effect.

         Any Proxy executed and returned by a shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent Proxy which is presented at the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of solicitation of Proxies from the shareholders on behalf of the Board of Directors will be paid by the Company. Pursuant to an engagement letter dated February

24, 1997, the Company has retained _________________________ (the "Proxy
Solicitor") as a proxy solicitor in connection with the Merger. Under the engagement letter, the Proxy Solicitor's duties include developing an effective communications strategy with respect to the solicitation of Proxies, performing the broker search, distributing Proxy materials, and soliciting voted proxies from all banks, brokers, nominees, and intermediaries. The Proxy Solicitor will be paid a fee of $_______________ for its services. In addition to the Proxy Solicitor, directors, officers and regular employees of the Company may solicit Proxies by telephone, telegram, facsimile transmission or by personal interviews. Such persons will receive no additional compensation for such services but may be reimbursed for out-of-pocket expenses incurred in connection therewith.


                              THE MERGER AGREEMENT

GENERAL

         The Merger Agreement provides for the Merger of Mergerco with and into the Company at the Effective Time, when the separate corporate existence of Mergerco shall cease and the Company shall continue as the Surviving Corporation to be governed by the laws of the State of Florida. As a result of the Merger, Holdings will own all of the Surviving Corporation's common stock. In the Merger, the shareholders of the Company, other than Holdings, will receive the Merger Consideration described below. See "SPECIAL FACTORS--Purpose of and Reasons for the Merger."

EFFECTIVE TIME OF THE MERGER

         The Effective Time of the Merger will occur upon duly filing Articles of Merger with the Secretary of State of the State of Florida (as required by the FBCA) or at such later time as is specified in such Articles of Merger. It is anticipated that such Articles of Merger will be filed as promptly as practicable on or after the Closing Date. Such filing will be made, however, only upon satisfaction or waiver of all conditions to the Merger contained in
Article 5 of the Merger Agreement. The following discussion of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference.

THE SURVIVING CORPORATION

         Under Article 1 of the Merger Agreement, at the Effective Time, the effect of the Merger will be as provided in Section 607.1106 of the FBCA. The Surviving Corporation will possess all of the rights, privileges, immunities, powers and franchises, of a public and private nature, of the Company and Mergerco, and all property, real, personal and mixed, and all other causes of action and all and every other interest of, or belonging to or due to, the Company or Mergerco, will be deemed to be transferred to and vested in such Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in either of the merged companies shall not revert or in any way be impaired by reason of the Merger. The Surviving Corporation will thereafter be responsible and liable for all of the liabilities and obligations of the Company and Mergerco; any claim existing or action or proceeding pending by or against either of the merged companies may be prosecuted to judgment as if such Merger had not taken place, or the Surviving Corporation may be substituted in the place of the Company or Mergerco. Section 1.4 of the Merger Agreement provides that the directors and the executive officers of the Company immediately prior to the Effective Time will become the initial directors and executive officers of the Surviving Corporation after the Effective Time, until their respective successors have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law. In addition, Sections
1.2 and 1.3 of the Merger Agreement provide that the Surviving Corporation will adopt as its Articles of Incorporation and Bylaws, the Articles of Incorporation and Bylaws of Mergerco as in effect immediately prior to the Effective Time, until duly amended in accordance with the terms thereof and the FBCA.

CONSIDERATION TO BE PAID TO SHAREHOLDERS; CONVERSION OF COMMON SHARES

         Under Section 2.1 of the Merger Agreement, as a result of the Merger, each Common Share (except Common Shares held by the Company as treasury stock and Common Shares owned by Holdings) issued and outstanding immediately prior to the Effective Time will be converted into and represent the right to receive the Merger Consideration of $24.00 in cash, without interest, subject to applicable back-up withholding taxes. Upon conversion, each such Common Share will no longer be outstanding and will automatically be canceled and retired and cease to exist, and certificates previously evidencing such Common Shares immediately prior to the Effective Time will thereafter represent only the right to receive the Merger Consideration. Each Common Share and each share of Preferred Stock owned by Holdings and all other shares of capital stock of the Company that are held in the treasury of the Company immediately prior to the Effective Time, if any, will be canceled without any conversion rights or consideration. Each share of common stock, par value $0.01 per share, of Mergerco issued and outstanding immediately prior to the Effective Time will automatically be converted into one newly and validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

         Under Section 2.3 of the Merger Agreement, at the Effective Time, except as otherwise provided in the Merger Agreement, each option (whether or not vested) granted by the Company to purchase Common Shares, which is outstanding immediately prior to the Effective Time, will be canceled and retired and will cease to exist, subject to the written agreement of each option holder. Each holder of an option (whether or not vested) will, in settlement thereof, receive from the Surviving Corporation for each Common Share subject to such option an amount in cash (subject to applicable withholding tax) equal to the difference between the Merger Consideration and the per share exercise price of such option, to the extent such difference is a positive number. Upon receipt of such consideration, the option will be canceled.

         As described above, upon consummation of the Merger, subject to the provisions described below, each Common Share outstanding immediately prior to the Effective Time (except shares held by the Company as treasury stock and shares owned by Holdings) will be converted into the right to receive the Merger Consideration. Under Section 2.2 of the Merger Agreement, if the Merger is consummated, promptly after the Effective Time, the Surviving Corporation shall deposit with the Paying Agent monies sufficient to pay the aggregate Merger Consideration (the "Payment Fund"). In addition, instructions with regard to the surrender of certificates formerly representing Common Shares, together with the Letter of Transmittal to be used for that purpose, will be mailed by the Paying Agent to the holders of Common Shares as soon as practicable after the Effective Time. The Paying Agent, as soon as practicable following receipt from a holder of Common Shares of a duly executed Letter of Transmittal, together with certificates formerly representing Common Shares and any other items required by the Surviving Corporation or the Paying Agent, shall pay to such holder of Common Shares the product of (x) the number of Common Shares previously evidenced by such certificates and (y) the Merger Consideration, out of the Payment Fund and the certificates so surrendered will be canceled. If payment is to be made to a person other than the person in whose name the certificate surrendered is registered, it will be a condition of payment that the certificate so surrendered be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment pay any transfer or other taxes required by reason of such payment or establish to the satisfaction of the Surviving Corporation that such taxes have been paid or are not applicable.

         Under Section 2.2(b) of the Merger Agreement, until surrendered, in accordance with provisions of the Merger Agreement, from and after the Effective Time, each certificate previously evidencing the Common Shares (other than certificates previously evidencing shares held in treasury of the Company or held by Holdings) shall represent for all purposes only the right to receive the Merger Consideration to which such holder is entitled and shall cease to have any rights with respect to the Company Common Stock formerly represented thereby except as otherwise provided by the Merger Agreement or by law.

         Under Section 2.2(c) of the Merger Agreement, any funds remaining in the Payment Fund that remain unclaimed by holders of Common Shares for six months after the Effective Time will be returned to the Surviving Corporation and any holder of Common Shares who has not exchanged his Common Shares for the Merger Consideration prior to that time shall look thereafter only to the Surviving Corporation for payment of the Merger Consideration in respect of his Common Shares. Any amounts remaining unclaimed by holders of the Common Shares two years after the Effective Time will, to the extent permitted by abandoned property and any other applicable law, become the property of the Surviving Corporation without further action or request, free and clear of all claims or interest of any person previously entitled to such claims. All interest accrued in respect of the Payment Fund shall inure to the benefit of and be paid to the Surviving Corporation. Notwithstanding the foregoing, neither Mergerco nor the Surviving Corporation shall be liable to any holder of Common Shares for any amount paid to a public official pursuant to applicable abandoned property, escheat or similar law.

         Under Section 2.2(d) of the Merger Agreement, the Surviving Corporation will be entitled to deduct and withhold from consideration payable to any holder of Common Shares such amounts as the Surviving Corporation is required to deduct and withhold with respect to the making of such payment under applicable tax law. See "SPECIAL FACTORS--Certain U.S. Federal Income Tax Consequences of the Merger." To the extent that amounts are so withheld by the Surviving Corporation, such amounts will be treated for all purposes of the Merger Agreement as having been paid to the relevant holder of Common Shares.

         Under Section 2.2(e) of the Merger Agreement, at the Effective Time, the stock transfer books will be closed and there will be no further registration of transfer of Common Shares thereafter on the records of the Company.

REPRESENTATIONS AND WARRANTIES

         Article 4 of the Merger Agreement contains various representations and warranties of the Company, Holdings and Mergerco relating to, among other things, the following matters (which representations and warranties are subject, in certain cases, to specified exceptions and, generally, apply only to facts and circumstances existing as of the date of the Merger Agreement): (a) due incorporation, corporate existence, good standing and power of, and similar corporate matters with respect to, each of the Company, the Company's subsidiaries (the "Subsidiaries"), Holdings and Mergerco; (b) corporate power and authority to enter into, and the valid and binding execution and delivery of, the Merger Agreement by each such party; (c) the absence of any governmental authorization, consent or approval required to consummate the Merger, except as disclosed; (d) the Merger Agreement and the Merger not resulting in contraventions or conflicts with respect to the Articles of Incorporation or Bylaws of the Company or Mergerco and violations of laws, regulations, judgments, injunctions, orders or decrees relating to the Company, Holdings and Mergerco; and (e) the accuracy of information supplied by the Company, Holdings and Mergerco included in this Proxy Statement and the Schedule 13E-3.

         In Section 4.1 of the Merger Agreement, the Company has made certain additional representations and warranties to Holdings and Mergerco relating to the following matters (which representations and warranties are subject, in certain cases, to specified exceptions and, generally, apply only to facts and circumstances existing as of the date of the Merger Agreement): (a) the capital structure of the Company and the Subsidiaries; (b) the delivery to Holdings of certain documents filed by the Company with the SEC and the accuracy of the information contained in such documents; (c) the fair presentation of the financial statements of the Company; (d) the vote of the Special Independent Committee and the Board of Directors of the Company to approve the Merger Agreement and the Merger, to satisfy any applicable corporate law and to recommend the approval and adoption of the Merger Agreement and the Merger by the holders of the Common Shares; (e) the absence of any material adverse changes to the Company's business operations or financial conditions resulting in a Material Adverse Effect to the Company; (f) the delivery of a fairness opinion from Baird; (g) the absence of any undisclosed litigation which would result in a Material Adverse Effect (as defined in the Merger Agreement); and
(h) certain tax and employee benefit plan matters.

         In Section 4.2 of the Merger Agreement, Holdings and Mergerco have made certain additional representations and warranties to the Company relating to the following matters (which representations and warranties are subject, in certain cases, to specified exceptions and, generally, apply only to facts and circumstances existing as of the date of the Merger Agreement): (a) the vote of the Board of Directors and the sole shareholder of Mergerco to approve the Merger Agreement and the Merger; (b) the vote of the Board of Directors of Holdings to approve the Merger Agreement and the Merger; and (c) at the Closing Date, the sufficiency of available funds to provide all of the requisite Merger Consideration.

COVENANTS

         In Section 6.1 of the Merger Agreement, the Company has agreed that during the period from the date of the Merger Agreement to the Effective Time, except as otherwise provided in the Merger Agreement or consented to by Mergerco, the Company and the Subsidiaries will conduct their business only in the regular and ordinary course of business consistent with past practice and shall use commercially reasonable efforts to preserve substantially intact their business organizations and preserve their relationships with third parties with whom they have business dealings. The Company has further agreed that neither the Special Independent Committee nor the Board of Directors of the Company shall, or shall authorize or direct the Company or any Subsidiary, directly or indirectly, to:

         (a) adopt or propose any change in its Articles of Incorporation or Bylaws;

         (b) except in the ordinary course of business consistent with past practices and except pursuant to existing agreements or arrangements (i) acquire (by merger, consolidation or acquisition of stock or assets) any material corporation, partnership or other business organization or division thereof, or sell, lease or otherwise dispose of a material Subsidiary or a material amount of assets or securities; (ii) make any investment in an amount in excess of $25,000 in the aggregate whether by purchase of stock or securities, contributions to capital or any property transfer, or purchase for an amount in excess of $25,000 in the aggregate, any property or assets of any other individual or entity; (iii) waive, release, grant, or transfer any rights of material value; (iv) modify or change in any material respect any existing material license, lease, contract, or other document; (v) except to refund or refinance commercial paper, incur, assume or prepay an amount of long-term or short-term debt in excess of $25,000 in the aggregate; (vi) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person which are in excess of $25,000 in the aggregate; (vii) make any loans, advances or capital contributions to, or investments in, any other Person which are in excess of $25,000 in the aggregate or (viii) authorize any new capital expenditures which individually exceed $25,000, or in the aggregate, exceed $50,000;

         (c) take any action that would make any representation and warranty of the Company hereunder inaccurate in any respect at, or as of any time prior to, the Effective Time, or omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time;

         (d) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire or offer to acquire any of its securities or any securities of its Subsidiaries;

         (e) adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation, employment or employee benefit plan, agreement, trust, plan, fund or other arrangement for the benefit and welfare of any director, officer or employee, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any existing plan or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the removal of existing restrictions in any benefit plans or agreements);

         (f) revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable, other than in the ordinary course of business;

         (g) pay, discharge or satisfy any material claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business, consistent with past practices, of liabilities reflected or reserved against in the consolidated financial statements of the Company or incurred in the ordinary course of business, consistent with past practices;

         (h) make any tax election or settle or compromise any material income tax liability;

         (i) take any action other than in the ordinary course of business and consistent with past practices with respect to accounting policies or procedures; or

         (j)     agree or commit to do any of the foregoing.

         Section 6.2 of the Merger Agreement provides that Holdings and Mergerco will vote at the Meeting all of their Common Shares and the Preferred Stock in favor of adoption of the Merger Agreement and the Merger.

         Under Section 6.3 of the Merger Agreement, Mergerco and the Company agreed (i) to use their best efforts to consummate the transactions contemplated by the Merger Agreement and (ii) to consult with each other before making any public statement. In addition, pursuant to Section 6.3(c) of the Merger Agreement, at and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Mergerco, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Mergerco, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

ADDITIONAL AGREEMENTS

         Under Section 7.1 of the Merger Agreement, as soon as practicable, (i) the Company and Holdings shall file the Schedule 13E-3 with respect to the Merger and (ii) the Company, with the cooperation of Mergerco, will prepare and file with SEC this Proxy Statement. The Company shall use commercially reasonable efforts to respond to all SEC comments with respect to this Proxy Statement and to cause the Proxy Statement to be mailed to the Company's shareholders at the earliest practicable date. The Company will, as soon as practicable, use commercially reasonable efforts to duly call, give notice of, convene and hold the Meeting of the Company's Shareholders for the purpose of approving the Merger Agreement and the Merger.

         Under Section 7.2 of the Merger Agreement, from time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, or record or otherwise, in the Surviving Corporation the title to and possession of all property interest, assets, rights, privileges, immunities, powers, franchises and authority of the Company and Mergerco, and otherwise to carry out the purposes of these resolutions.
The officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company and Mergerco or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         In addition, under Section 7.3 of the Merger Agreement, the Company will take such commercially reasonable steps as are appropriate, including the giving of required notices, to preserve its rights under the Agreements (as defined in the Merger Agreement) and to ensure that such rights will be transferred to the Surviving Corporation.

         Section 7.5 of the Merger Agreement provides that, until the Effective Time, the Company, Holdings and Mergerco will use commercially reasonable efforts to maintain the confidentiality and not disclose to any person or entity, other than its employees, agents, attorneys and financial advisors who are participating in the Merger, and will not use, other than in connection with the Agreement, any proprietary and confidential information of the Company; provided, however, Mergerco may make such disclosures if and to the extent required by applicable law, legal process or other regulatory requirements and agreed to by both parties. In the event that the Merger is not consummated and the Merger Agreement is terminated, the Company, Holdings and Mergerco agree to keep confidential all such confidential information for a period of two years after such termination.

SOLICITATION OF ACQUISITION PROPOSALS

         Section 7.7 of the Merger Agreement provides that, from and after the date thereof until the termination thereof, the Company and the Subsidiaries (as defined in the Merger Agreement) and the officers, directors, employees or other agents of the Company and the Subsidiaries will not, directly or indirectly, (i) take any action to solicit, initiate or encourage any Acquisition Proposal (as defined below) or (ii) subject to the fiduciary duties of the Special Independent Committee and the Board of Directors under applicable law as advised by counsel, engage in negotiations or discussions with, or disclose any non-public information relating to the Company or any Subsidiary or afford access to the properties, books or records of the Company or any Subsidiary to, or otherwise assist, facilitate or encourage, any person, corporation, entity or group (as such term is defined in Section 13(d) of the Exchange Act), other than Holdings or Mergerco or any of their affiliates ("Third Party") that may be considering making, or has made, an Acquisition Proposal. "Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Company or any Subsidiary or the acquisition of any equity interest in, or a substantial portion of the assets of, the Company or any Subsidiary, other than the transactions contemplated by the Merger Agreement.

INDEMNIFICATION

         Section 8.1 of the Merger Agreement provides that, from and after the Effective Time, the Surviving Corporation shall, to the fullest extent provided by law, indemnify and hold harmless (i) Mergerco and Holdings, any affiliate of Mergerco and Holdings and any of their respective partners, members, directors and officers to the extent Mergerco and Holdings would be required to provide indemnification to such persons and their fiduciaries and agents ("Mergerco Indemnified Parties"), and (ii) the directors and officers of the Company on the date of the Merger Agreement ("Company Indemnified Parties"), from and against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any pending, threatened or completed claim, action, suit, proceeding or investigation (whether civil, criminal, administrative, or investigative) arising out of or pertaining to any of the transactions contemplated by the Merger Agreement. Notwithstanding the preceding, Section 8.1 of the Merger Agreement provides that no Company Indemnified Party shall be entitled to indemnification for any costs or expenses, judgments, fines, losses, claims, damages, liabilities, or amounts paid in settlement arising primarily from its or any other Company Indemnified Party's gross negligence, bad faith or willful misconduct, and no Mergerco Indemnified Party shall be entitled to indemnification for any costs or expenses, judgments, fines, losses, claims, damages, liabilities, or amounts paid in settlement arising primarily from its or any other Mergerco Indemnified Party's gross negligence, bad faith or willful misconduct.

         Section 8.2 of the Merger Agreement provides that, for a period of six years after the Effective Time, the Surviving Corporation, at its sole discretion, shall either (i) maintain the Surviving Corporation's existing directors' and officers' liability insurance (or substitute equivalent liability insurance) for those persons who are directors and officers of the Company immediately prior to the Effective Time (the "Existing Directors") or
(ii) cause British Aerospace to indemnify the Existing Directors in the same manner that British Aerospace currently provides indemnification for its employees, officers and directors. Notwithstanding the foregoing, no Existing Director will be entitled to be indemnified for any costs or expenses, judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement arising primarily from its or any other Existing Director's gross negligence, bad faith or willful misconduct.

CONDITIONS TO CONSUMMATION OF THE MERGER

         The respective obligations of the Company, on the one hand, and Holdings and Mergerco, on the other hand, to consummate the Merger are set forth in Article 5 of the Merger Agreement and are subject to the satisfaction or waiver (except for shareholder approval), at or prior to the Effective Time, of the following conditions, among others: (a) approval and adoption of the Merger Agreement and the Merger by the holders of a majority of the outstanding shares of Common Shares and, if required, Preferred Stock at the Meeting; (b) the absence of any claim, action, suit, proceeding, arbitration or litigation which has been threatened to be filed, has been filed or is proceeding which has arisen in whole or in part out of, or pertaining to the approval of the Special Independent Committee and the Board of Directors of any party of the Merger Agreement and the transactions contemplated thereby, the negotiation, execution or delivery of the Merger Agreement, the performance of obligations thereunder or the consummation of the transactions contemplated thereby; (c) the absence of any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) enacted, issued, promulgated, enforced or entered prohibiting or restricting the consummation of the Merger; (d) the receipt of SEC clearance of the Proxy Statement, all state securities laws and "Blue Sky" permits and other necessary authorizations, consents and approvals of governmental authorities; (e) the recommendations of the Special Independent Committee and the Board of Directors that the Company's shareholders approve the Merger or the opinion of Baird to the effect that the Merger Consideration is fair to the Company's shareholders, from a financial point of view, shall not have been withdrawn or modified; (f) the performance of and compliance with, in all material respects, all agreements and obligations contained in the Merger Agreement and required to be performed or complied with at or prior to the Effective Time by the respective parties to the Merger Agreement; (g) the material truth and correctness of all representations and warranties of the parties to the Merger Agreement; (h) the furnishing of officers' certificates as to the matters covered in clauses (f) and (g) above; (i) the holders of outstanding options and warrants (other than Holdings) agree in writing to the cancellation of such options and warrants solely for the consideration set forth in the Merger Agreement; (j) a majority of the shares of Common Stock voting on the Merger (other than shares held by Holdings or any affiliates of Holdings) shall have been voted to approve and adopt the Merger Agreement and the Merger; (k) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to the Merger shall have expired or been terminated or that required by any other governmental entity; and (l) that British Aerospace shall have confirmed in writing its agreement to provide, for a period of six years after consummation of the Merger, indemnification of the Existing Directors in the event that the Surviving Corporation shall discontinue its existing officer and director liability insurance (or substitute equivalent liability insurance) for the Existing Directors.

         Under Section 5.2 of the Merger Agreement, the obligations of Holdings and Mergerco to consummate the Merger are further subject to the satisfaction or waiver of the following conditions, among others: (a) the Company shall have carried on its business, between the date of the Agreement and the Closing Date, in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and there shall not be any adverse change to the Company's business operations or financial condition which has resulted in a Material Adverse Effect with respect to the Company; and (b) the Company shall have obtained and delivered evidence to Holdings of all material third party consents and approvals necessary, proper and advisable to consummate the Merger and to enable the Surviving Corporation to continue to carry on the business of the Company as it is presently being conducted.

TERMINATION

         Under Section 9.1 of the Merger Agreement, the Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of the Company or Mergerco by: (a) the Company, Holdings or Mergerco if the Merger Agreement and the Merger fail to receive the requisite vote for approval and adoption by the shareholders of the Company at the Company's Shareholders Meeting; (b) mutual written consent of the Company, on the one hand, and Holdings and Mergerco, on the other hand, if authorized or taken by mutual action of their respective Boards of Directors and the Special Independent Committee, in the case of the Company; (c) either the Company, on the one hand, or Mergerco, on the other hand, (i) if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other party, which breach has not been cured within five (5) business days following receipt by the breaching party of notice of such breach, or (ii) if a claim, action, suit, proceeding, arbitration or litigation has been threatened to be filed, has been filed or is proceeding which has arisen in whole or in part out of, or pertaining to the approval of the Board of Directors (including the Special Independent Committee) of the Merger Agreement or the transactions contemplated thereby, the negotiation, execution, or delivery of the Merger Agreement, the performance of obligations thereunder or the consummation of the transactions and contemplated thereby; (d) either the Company or Mergerco, so long as such party has not breached its obligations under the Merger Agreement, if the Merger shall not have been consummated on or before July 31, 1997; provided that such right to terminate the Merger Agreement is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date; (e) the Special Independent Committee acting on behalf of the Company if prior to the Effective Time (i) the Board of Directors of the Company or the Special Independent Committee shall have withdrawn its approval or recommendation of the Merger

Agreement and the Merger or its recommendation that shareholders of the Company adopt and approve the Merger Agreement based upon the receipt by the Board of Directors or the Special Independent Committee of an Acquisition Proposal from a Third Party which the Board of Directors of the Company or the Special Independent Committee believes is more favorable to the Public Shareholders, or
(ii) Baird shall have withdrawn or modified or amended, in a manner adverse to the Company or the Public Shareholders, its opinion at any time prior to the Effective Time; or (f) Mergerco if (i) the Board of Directors of the Company or the Special Independent Committee shall have withdrawn or modified or amended, in a manner adverse to, its approval or recommendation of the Merger Agreement and the Merger or its recommendation that shareholders of the Company adopt and approve the Merger Agreement and the Merger, or approved, recommended or endorsed any proposal for a transaction other than the Merger (including a tender or exchange offer for Common Shares) or (ii) J.P. Morgan shall have withdrawn or modified or amended, in a manner adverse to Mergerco, its opinion at any time prior to the Effective Time. In the event of termination of the Merger Agreement by either the Company or Mergerco as provided therein, the Merger Agreement shall forthwith become void and there shall be no liability or obligation on the part of Mergerco or the Company or their respective affiliates, officers, directors or shareholders, except as provided in the Merger Agreement.

FEES AND EXPENSES

         Section 7.4 of the Merger Agreement provides that, if the Merger is not consummated, all fees and expenses related to the consummation of the transactions contemplated by the Merger (including attorneys' and consultants' fees and expenses) incurred by the parties to the Merger Agreement shall be borne by the party incurring such fees and expenses. If the Merger is consummated, all such fees and expenses will be paid by the Surviving Corporation from the funds provided by Holdings for such purpose, as discussed in "SPECIAL FACTORS--Estimated Fees and Expenses; Sources of Funds."

ACCESS TO INFORMATION; NOTICES OF CERTAIN EVENTS

         Pursuant to Section 7.6 of the Merger Agreement, the parties agree that until the Effective Time, the Company will give Holdings and Mergerco, their counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of the Company and the Subsidiaries, will furnish to Holdings and Mergerco, their counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and will instruct the Company's employees, counsel and financial advisors to cooperate with Holdings and Mergerco in their investigation of the business of the Company and the Subsidiaries.

         Section 7.8 of the Merger Agreement provides that the Company shall promptly notify Mergerco of (a) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by the Merger Agreement; (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by the Merger Agreement; and (c) any actions, suits, claims, investigations or proceedings commenced or, to the best of its knowledge threatened against, relating to or involving or otherwise affecting the Company or any Subsidiary which, if pending on the date of the Merger Agreement, would have been required to have been disclosed pursuant to Section 4(j) of the Merger Agreement or which relate to the consummation of the transactions contemplated by the Merger Agreement. The Company is also required to provide prompt notice, pursuant to Section 7.7 of the Merger Agreement, to Mergerco after receipt of any Acquisition Proposal or any indication that any Third Party is considering making an Acquisition Proposal or any request for non-public information relating to the Company or any Subsidiary or for access to the properties, books or records of the Company or any Subsidiary by any third party that may consider making, or has made, an Acquisition Proposal.

WAIVER AND AMENDMENTS

         Section 9.2 of the Merger Agreement provides that any provision of the Merger Agreement may be, at any time prior to the Effective Time: (i) waived by the party benefitted by the provision or by both parties by a writing executed by an executive officer of such party, or (ii) amended or modified at any time (including the structure of the transaction) by an agreement in writing between the parties approved by their respective Boards of Directors and the Special Independent Committee, in the case of the Company.

ASSIGNMENT

         Section 10.3 of the Merger Agreement provides that neither the Merger Agreement nor any rights, interests or obligations thereunder may be assigned by any party thereto without the prior written consent of the other party.


                    MARKET PRICE AND SHAREHOLDER INFORMATION

         The Common Shares are quoted on the Nasdaq National Market ("Nasdaq") under the symbol "RFTN." The table below sets forth, for the calendar quarters indicated, the quarterly high and low closing sale prices for the Common Shares.

                                                            High               Low
Fiscal 1995
First Quarter                                              $ 11.50           $ 8.00
Second Quarter                                               10.75             9.50
Third Quarter                                                13.75             9.50
Fourth Quarter                                               14.63            13.13

Fiscal 1996
First Quarter                                              $ 19.00          $ 13.75
Second Quarter                                               22.50            17.50
Third Quarter                                                22.75            18.75
Fourth Quarter                                               22.00            17.25

Fiscal 1997
First Quarter (through February 25, 1997)                  $ 23.38          $ 17.88

         On February 12, 1997, the last full trading day prior to the public announcement of the proposed Merger, the reported high and low sales prices quoted by Nasdaq were

$20.00 and $20.00 per Common Share, respectively. On April ___, 1997, the most recent practicable date prior to the printing of this Proxy Statement, the last reported sales price quoted by Nasdaq was $____ per Common Share. As of the Record Date, there were ____ holders of record of Common Shares of the Company. No cash dividends have been paid on the Common Shares during the last two years. The Company's shareholders are urged to obtain a current market quotation for the Common Shares.

         All of the outstanding shares of the Preferred Stock are held by Holdings. The Preferred Stock is not listed or quoted on any national securities exchange or quotation system.


                                   DIVIDENDS

         The Company pays quarterly cash dividends to Holdings in the amount of $176,000 on the Preferred Stock. The Company paid Preferred Stock dividends to Holdings of $704,000, $704,000, and $176,000 during 1995, 1996, and the first quarter of 1997, respectively. The Company paid no cash dividends on the Common Shares during such periods. The Company is prohibited from paying any cash dividends on the Common Stock, if any dividends on the Preferred Stock are accrued but unpaid. In addition, the terms of the Company's credit agreements with British Aerospace provide that the Company may not make draws under those facilities if there is any cumulation of undeclared or unpaid dividends on the Preferred Stock.


                      SELECTED CONSOLIDATED FINANCIAL DATA

         See Item 6 (Selected Financial Data) of the Company's Annual Report on Form 10-K for the year ended December 31, 1996 attached hereto as Exhibit B (the "1996 Form 10-K") for selected consolidated financial data of the Company for the five years ended December 31, 1996. Such selected consolidated financial data have been derived from the consolidated financial statements of the Company which have been audited by Coopers & Lybrand L.L.P., independent auditors. The selected consolidated financial data should be read in conjunction with, and are qualified by reference to "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Company's Consolidated Financial Statements and Notes thereto and related schedules included in Items 7 and 14 of the 1996 Form 10-K.


                 CERTAIN INFORMATION REGARDING THE BUSINESS OF
                        THE COMPANY; RECENT DEVELOPMENTS

         For a description of the Company's business and operations and certain recent developments related thereto, see Item 1 (Business), Item 2 (Properties), and Item 3 (Legal Proceedings) of the Company's 1996 Form 10-K and "SPECIAL FACTORS--Background of the Merger" and "SPECIAL FACTORS--Potential Business Prospects; British Aerospace Influence" herein.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following table sets forth, as of _____________, 1997 (but without taking into account the contribution of Common Shares to Mergerco by Holdings):
(i) certain information concerning the ownership of the Common Shares by, and the addresses of, each person who is known by the Company to own of record or beneficially more than 5% of the outstanding Common Shares; and (ii) certain information concerning ownership of the Common Shares by each of the Company's directors and executive officers and all directors and executive officers as a group, based upon reports filed by such persons. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                          Number of
Name and Address of                                       Common Shares                     Percentage
Beneficial Owners                                         Beneficially Owned(l)             of Class
-------------------                                       ---------------------             ----------
British Aerospace Public Limited Company
Farnborough Aerospace Centre
Farnborough, Hampshire  GU14 6YU
ENGLAND
------and------
British Aerospace Holdings, Inc.
Washington Technology Park
15000 Conference Center Drive
Suite 200
Chantilly, Virginia 20151-0080  . . . . . . . . . . . . . .      1,375,000(2)                   48.0%(3)

Fidelity Management & Research Company  . . . . . . . . . .        205,500(4)                    7.2%
82 Devonshire Street
Boston, Massachusetts 02109

Richard G. Snyder**/*** . . . . . . . . . . . . . . . . . .         36,000(5)                    1.3%
Anthony S. Brancato***  . . . . . . . . . . . . . . . . . .         24,216(6)                       *
Richard W. Welshhans*** . . . . . . . . . . . . . . . . . .             --                          *
Robert D. Webster***  . . . . . . . . . . . . . . . . . . .             --                          *
Edward W. Bettke**  . . . . . . . . . . . . . . . . . . . .          1,978                          *
David R. Fish** . . . . . . . . . . . . . . . . . . . . . .             --                          *
Sydney Gillibrand** . . . . . . . . . . . . . . . . . . . .             --                          *
Paul L. Harris**  . . . . . . . . . . . . . . . . . . . . .             --                          *
Robert F. Schoultz**  . . . . . . . . . . . . . . . . . . .          1,000                          *
Dale R. States**  . . . . . . . . . . . . . . . . . . . . .             --                          *
Stella F. Thayer**  . . . . . . . . . . . . . . . . . . . .          6,750(7)                       *

All Directors and
Executive Officers as
a group (14 persons)(8) . . . . . . . . . . . . . . . . . .         91,053                       3.2%

__________________________

*    Less than one percent.
**   Indicates member of the Board of Directors of the Company.
***  Indicates executive officer of the Company.

(1) Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Exchange Act. Common Shares issuable pursuant to options, warrants and convertible securities, to the extent such securities are currently exercisable or convertible, or are exercisable or convertible within 60 days of the Record Date, _____________, 1997, are treated as outstanding for computing the percentage of the person holding such securities but are not treated as outstanding for computing the percentage of any other person (regardless of whether such options or warrants are currently in-the-money).

(2) Holdings may be deemed to share voting and investment power with British Aerospace. In addition to the Common Shares, Holdings beneficially owns the Preferred Stock and the Warrants and may be deemed to share voting and investment power with respect thereto with British Aerospace.

(3) If all of the Preferred Stock were converted to Common Shares and all Warrants were exercised for Common Shares, Holdings would hold 1,953,261 Common Shares, representing approximately 56.7% of the then-outstanding Common Shares. If currently outstanding options for an aggregate of 219,071 Common shares were also exercised by third parties, Holdings would hold approximately 53.3% of the then outstanding Common Shares. The Warrants are exercisable at any time prior to August 7, 2005 at an exercise price equal to the lesser of $11.50 per share and the market price of the Common Shares on the date of exercise.

(4) Based upon a Schedule 13G dated February 14, 1997 filed by Fidelity Management & Research Company.

(5) Includes 13,750 shares issuable upon exercise of options exercisable within 60 days of the Record Date, 21,000 shares owned by Mr. Snyder, and 1,250 shares held by his children, as to which shares Mr. Snyder disclaims beneficial ownership.

(6) Includes 14,875 shares issuable upon the exercise of options exercisable within 60 days of the Record Date, 8,091 shares owned by him and 1,250 shares held by his spouse, as to which shares Mr. Brancato disclaims beneficial ownership.


(7) Includes 2,500 shares owned by Mrs. Thayer and 4,250 shares owned by a member of her immediate family, as to which shares Mrs. Thayer disclaims beneficial ownership.

(8) Includes 44,750 shares issuable upon exercise of options exercisable within sixty days of the Record Date.

                        OPTION CANCELLATION INFORMATION

         The following table sets forth certain information regarding the number of Common Shares covered by outstanding vested and unvested options to purchase Common Shares held by executive officers of the Company to be canceled in connection with the Merger and the consideration to be paid to each of such executive officers as a result thereof. Pursuant to the Merger Agreement, each existing option (whether vested or unvested) to purchase Common Shares shall be terminated in exchange for a cash payment equal to $24.00 per Common Share purchasable thereunder less the exercise price with respect thereto.


                                                   OPTIONS               OPTIONS             TOTAL VALUE TO
                                                   VESTED               UNVESTED              BE RECEIVED
                                                 ------------        ---------------        ---------------
  Derek R. Alden                                       16,125                 22,000              $ 564,375

  Anthony S. Brancato                                  14,875                 22,000                542,500

  Kelley L. Rexroad                                     ---                    4,500                 24,750

  Richard G. Snyder                                    13,750                 40,000                750,375

  Robert Webster                                         ---                  22,000                280,375

  Richard W. Welshhans                                   ---                  21,000                270,500
                                                 ------------        ---------------        ---------------

       TOTAL                                           44,750                131,500            $ 2,432,875
                                                 ============        ===============        ===============



                    PURCHASES OF COMMON SHARES BY AND OTHER
                       TRANSACTIONS WITH CERTAIN PERSONS

         Neither the Company, Holdings, any affiliate thereof nor, to the Company's knowledge, any of the executive officers or directors of the Company have purchased Common Shares within sixty days of the date of this Proxy Statement. On ________________, 1997, the Company's 401(k) plan purchased ___________ Common Shares at the direction of the participants of the plan.


                         TRANSACTION OF OTHER BUSINESS

         The Board of Directors knows of no other matters which may be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named in the Proxy will vote, pursuant to their discretionary authority, according to their best judgment in the interest of the Company.

                            INDEPENDENT ACCOUNTANTS

         The financial statements of the Company as of December 31, 1996 and for the year then ended included in the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1996 attached as Exhibit B to this Proxy Statement have been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report appearing therein.

         It is expected that representatives of Coopers & Lybrand L.L.P. will be present at the Meeting, where they will have an opportunity to respond to appropriate questions of shareholders and to make a statement if they so desire.

                                 MISCELLANEOUS

         If the Merger is not consummated for any reason, proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or prior to ____________, 1997, to be eligible for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. Shareholders should mail any proposals by certified mail--return receipt requested.


                                              By Order of the Board of Directors


                                              __________________________________
                                              Richard W. Welshhans,
                                              Secretary



         PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A


                         AGREEMENT AND PLAN OF MERGER
            ----------------------------------------------------

     AGREEMENT AND PLAN OF MERGER, dated as of the 13th day of February, 1997 ("Agreement"), by and among Reflectone, Inc., a Florida corporation (the "Company"), British Aerospace Holdings, Inc., a Delaware corporation ("Parent") and Bar Mergerco, Inc., a Florida corporation ("Mergerco"), 100% of whose capital stock is owned by Parent.

     WHEREAS, the respective Boards of Directors of the Company and Mergerco deem it advisable and in the best interests of each corporation that Mergerco be merged with and into the Company (the "Merger"); and

     WHEREAS, the respective Boards of Directors of the Company and Mergerco
(i) have approved the Merger pursuant to and subject to the terms and conditions of this Agreement and (ii) have recommended approval of the Merger to the shareholders of each corporation; and

     NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties, intending to be legally bound hereby, agree as follows:

1.   THE MERGER AND RELATED MATTERS

     1.1  The Merger

          (a) Upon the terms and subject to the conditions of this Agreement, and in accordance with the Florida Business Corporation Act (the "FBCA"), at the Effective Time (as defined in Section 1.1(b) hereof) Mergerco shall be merged with and into the Company and the separate corporate existence of Mergerco shall cease, and the Company shall continue as the surviving corporation of the Merger to be governed by the laws of the State of Florida (the "Surviving Corporation").

          (b) Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by duly filing articles of merger (the "Articles of Merger"), in the form attached hereto as Exhibit A and acknowledged by Mergerco and the Company, with the Secretary of State of the State of Florida, as provided by the FBCA, as soon as practicable on or after the Closing Date (as defined in Section 3.1 hereof). The Merger shall become effective upon such filing or at such time thereafter as is provided in the Articles of Merger (the "Effective Time").

          (c) At the Effective Time, the effect of the Merger shall be as provided in Section 607.1106 of the FBCA. Without limiting the generality of the foregoing, and subject thereto, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, of the Company and Mergerco; and all property, real, personal and mixed, and all debts due on whatever account and all other causes of action and all and every other interest of, or belonging to or due to, Company or Mergerco, shall be deemed to be transferred to and vested in such Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in either of the merged companies shall not revert or in any way be impaired by reason of the Merger. The Surviving Corporation shall thereafter be responsible and liable for all of the liabilities and obligations of the Company and Mergerco; any claim existing or action or proceeding pending by or against either of the merged companies may be prosecuted to judgment as if such Merger had not taken place, or the Surviving Corporation may be substituted in the place of the Company or Mergerco.

     1.2 Articles of Incorporation. The Articles of Incorporation of Mergerco as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the terms thereof and the FBCA.

     1.3 By-Laws. The By-Laws of Mergerco as in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation until duly amended in accordance with the terms thereof and the FBCA.

     1.4 Directors and Officers. The directors of the Company immediately prior to the Effective Time, shall be, from and after the Effective Time, the directors of the Surviving Corporation, and the executive officers of the Company immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, in each case until their successors have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by law.

2.   CONVERSION OF SHARES

     2.1 Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of Common Stock, $.10 par value, of the Company ("Company Common Stock") or the holder of any shares of Common Stock, $.01 par value, of Mergerco ("Mergerco Common Stock"):

          (a) Each share of Mergerco Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one newly and validly issued, fully paid and nonassessable share of common stock, $.10 per value, of the Surviving Corporation ("Surviving Corporation Common Stock").

          (b) Each share of Company Common Stock and 8% Cumulative Convertible Preferred Stock, par value $1.00 per share, of the Company ("Convertible Preferred Stock") owned by Parent and all other shares of capital stock of the Company that are held in the treasury of the Company immediately prior to the Effective Time, if any, shall be canceled and extinguished without any conversion right thereof and no consideration shall be delivered or deliverable in exchange therefor.

          (c) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock described in Subsection (b) above) shall be converted into and represent the right to receive an amount in cash equal to $24.00, payable to the holder thereof, without any interest thereon, less any required back-up withholding taxes (the "Merger Consideration"). At and after the Effective Time, all such shares of Company Common Stock, when converted as provided in this Section 2.1(c), no longer shall be outstanding and shall automatically be canceled and retired and shall cease to exist, and certificates previously evidencing shares of Company Common Stock immediately prior to the Effective Time, taking into account all certificates of a holder of Company Common Stock delivered by such holder at any one time (taken together, a "Company Certificate" or "Company Certificates") shall thereafter represent only the right to receive the Merger Consideration.

     2.2  Payment Procedures

          (a) As of the Effective Time, the Surviving Corporation shall deposit or cause to be deposited with a paying agent to be selected jointly by Mergerco and the Company (the "Paying Agent"), in a separate fund established for the benefit of the holders of shares of Company Common Stock, for payment in accordance with this Section 2.2 (the "Payment Fund"), immediately available funds in amounts necessary to make the payments pursuant to Section 2.1(c) to the holders of Company Common Stock entitled thereto pursuant to Section 2.1(c). As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall mail to each holder of record entitled to the Merger Consideration, (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon proper delivery of the Company Certificates to the Surviving Corporation, and shall be in such form and have such other provisions as the Surviving Corporation reasonably may specify) and (ii) instructions for use in effecting the surrender of the Company Certificates in exchange for payment therefor. Upon the proper surrender of a Company Certificate to the Surviving Corporation, together with such letter of transmittal and any additional documentation as the Surviving Corporation may reasonably require, the holder of such Company Certificate shall be entitled to receive in exchange therefor a check representing the amount of cash equal to the product of: (x) the number of shares of Company Common Stock represented by such Company Certificate and
(y) the Merger Consideration, and the Company Certificate so surrendered shall forthwith be canceled. If payment is to be made to a person other than the person in whose name the surrendered Company Certificate is registered, it shall be a condition of payment that the Certificate so surrendered shall be promptly endorsed or otherwise in proper form for transfer and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the surrendered Company Certificate or established to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. For purposes of this Agreement,"Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

          (b)  Until surrendered in accordance with the provisions of this
Section 2.2, from and after the Effective Time, each Company Certificate (other than Certificates representing shares held in the treasury of the Company or held by Parent) shall represent for all purposes only the right to receive the Merger Consideration and shall cease to have any rights with respect to the shares of Company Common Stock formerly represented thereby, except as otherwise provided herein or by law.

          (c) Any portion of the Payment Fund which remains undistributed to the holders of Company Common Stock for six months after the Effective Time will be returned to the Surviving Corporation and any shareholder who has not exchanged his shares of Company Common Stock for the Merger Consideration prior to such time shall look thereafter only to the Surviving Corporation for payment of the Merger Consideration in respect of his shares. Any amounts remaining unclaimed by shareholders of the Company two years after the Effective Time shall, to the extent permitted by abandoned property and any other applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled to such claims. All interest accrued in respect of the Payment Fund shall inure to the benefit of and be paid to the Surviving Corporation. Notwithstanding the foregoing, the Surviving Corporation shall not be liable to any former holder of Company Common Stock for any amount delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (d) The Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as the Surviving Corporation is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation.

          (e) At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Company.

     2.3  Options and Warrants

          (a)  At the Effective Time, except as otherwise provided in this
Section 2.3, each option and warrant granted by the Company to purchase shares of Company Common Stock, which is outstanding immediately prior thereto (an "Option" or, collectively, the "Options"), shall be canceled and retired and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor, except to the extent that (i) any such Option granted by the Company to purchase shares of Company Common Stock has vested and is exercisable immediately prior to the Effective Time, whether as a result of the passing of time, the Merger or otherwise, or (ii) any such Option was granted pursuant to a Company stock option plan and such option has not yet vested. In such event, each holder of such an Option (excluding Parent) shall, individually, in settlement thereof, receive from the Surviving Corporation for each share subject to such an Option an amount (subject to any applicable back-up withholding taxes) in cash equal to the difference between: (i) the Merger Consideration and (ii) the per share exercise price of such Option, to the extent such difference is a positive number (the "Option Consideration").

          (b) Upon receipt of the Option Consideration, the Option shall be canceled. The surrender of an Option to the Surviving Company in exchange for the Option Consideration shall be deemed a release of any and all rights the holder had or may have had in respect of such Options.

          (c) Prior to the Effective Time, the Company shall use its best efforts to obtain all necessary consents or releases from holders of Options under any and all Company stock option plan(s) and take all such other lawful action as may be necessary to give effect to the transactions contemplated by this Section (except for such action that may require the approval of the

Company's shareholders). Except as otherwise agreed to by the parties: (i) any and all Company stock option plan(s) shall terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company shall be canceled as of the Effective Time and (ii) the Company shall take all commercially reasonable action in an effort to provide that following the Effective Time no participant in any stock option plan(s) or other plans, programs or arrangements shall have any right thereunder to acquire equity securities of the Company or the Surviving Corporation and to terminate all such plans.

3.   CLOSING

     3.1 Closing. The closing of the Merger (the "Closing") shall take place at the offices of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A. , Suite 1700, 501 East Kennedy Boulevard, Tampa, Florida, at 10:00 a.m., local time, on the day which is the third business day after the day on which the last of the conditions set forth in Section 5 hereof is fulfilled or waived (subject to applicable law), or at such other time and place and on such other date as Mergerco, Parent and the Company shall mutually agree (the "Closing Date").

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of the Company. The Company represents and warrants to Parent and Mergerco as follows:

          (a) Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect (as defined below) which respect to the Company. As used in this Agreement, a "Material Adverse Effect" shall mean, with respect to a particular party, the result of one or more events, changes or effects which, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), business, results of operations, assets or prospects of such party.

          (b) Articles and By-Laws. The Company has heretofore made available to Parent complete and correct copies of its Amended and Restated Articles of Incorporation and By-Laws. The Company is not in violation of any provisions of its Amended and Restated Articles of Incorporation or By-Laws.

          (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 10,000,000 shares of Common Stock and 50,000 shares of Convertible Preferred Stock. At the close of business on February 12, 1997: (i) 2,864,216 shares of Company Common Stock were issued and outstanding and there were outstanding employee and director stock options to purchase an aggregate of not more than 229,821 shares of Common Stock (of which options to purchase an aggregate of at least 76,321 shares of Common Stock were exercisable), (ii) 50,000 shares of Convertible Preferred Stock were issued and outstanding, (iii) Warrants to purchase 78,261 shares of Common Stock at an exercise price equal to the lesser of $11.50 per share or the per share market price of the Company's Common Stock on the date of exercise were outstanding, and (iv) no bonds, debentures, notes or other instruments or evidence of indebtedness having the right to vote (or convertible into, or exercisable or exchangeable for, securities having the right to vote) on any matters on which the Company shareholders may vote ("Company Voting Debt") were issued or outstanding. There are no employment, executive termination or similar agreements providing for the issuance of shares of Common Stock. All outstanding shares of Company Common Stock are validly issued, fully paid and nonassessable and are not subject to preemptive or other similar rights. Except as set forth in this Section, or as otherwise disclosed on Schedule 4.1(c), there are outstanding: (i) no shares of capital stock, Company Voting Debt or other voting securities of the Company; (ii) no securities of the Company convertible into, or exchangeable or exercisable for, shares of capital stock, Company Voting Debt or other voting securities of the Company; and (iii) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which the Company is a party or by which it is bound, in any case obligating the Company to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of capital stock or any Company Voting Debt or other voting securities of the Company, or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Between January 1, 1996 and the date hereof, the Company has not: (i) granted any options, warrants or rights to purchase shares of Company Common Stock or (ii) amended or repriced any Option or Company stock option plan. There are not as of the date hereof and there will not be at the Effective Time any shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any shares of the capital stock of the Company which will limit in any way the solicitation of proxies by or on behalf of the Company from, or the casting of votes by, the shareholders of the Company with respect to the Merger.

          (d)  Corporate Authorization and Non-contravention.

               (i) The Company has all requisite corporate power and authority to enter into this Agreement and, subject to the Company Shareholder Approval (as defined in Section 4.1(d)(iii)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to the Company Shareholder Approval. This Agreement has been duly executed and delivered by the Company and, subject to the Company Shareholder Approval, and assuming that this Agreement constitutes the valid and binding agreement of Parent and Mergerco, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms except that the enforcement hereof may be limited by: (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Company and its Subsidiaries (as defined in Section 4.1(f)) will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the creation of a lien, pledge, security interest or other encumbrance on assets or property ("Lien"), or any right of first refusal with respect to any asset or property (any such conflict, violation, default, Lien, right of termiation or cancellation, collectively, "Violation"), pursuant to any provision of the Amended and Restated Articles of Incorporation or By-Laws of the Company or, except as to which requisite waivers or consents have been obtained, and except as disclosed on Schedule 4.1(d), and assuming the consents, approvals, authorizations or permits and filings or notifications referred to in paragraph (iii) of this Section 4.1(d) are duly and timely obtained or made and, if required, the Company Shareholder Approval has been obtained, result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, employee benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license (collectively, "Agreements") to which the Company is a party, or any judgment, order, decree, statute, law, ordinance, rule or regulation (collectively, "Laws") applicable to the Company or its respective properties or assets, in each case which could reasonably be expected to have a Material Adverse Effect with respect to the Company.

               (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, notice to, or permit from any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), including such other such filings and consents as may be required under any environmental, health or safety law or regulation pertaining to any notification, disclosure or required approval necessitated by the Merger or the transactions contemplated by this Agreement, is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, which if not obtained or made could reasonably be expected to have a Material Adverse Effect with respect to the Company, except for: (a) the filing with and clearance by the United States Securities and Exchange Commission ("SEC") of: (x) a Transaction Statement on Schedule 13E-3 (such Schedule 13E-3 as amended or supplemented from time to time being hereinafter referred to as the "Transaction Statement") and Proxy Statement on Schedule 14A in definitive form (such Proxy Statement as amended or supplemented from time to time being hereinafter referred to as the "Proxy Statement") relating to a special meeting of the shareholders of the Company ("Company's Shareholders Meeting") to approve the Merger ("Company Shareholder Approval"), and (y) such reports under and such other compliance with the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby:
(b) the filing of the Articles of Merger with the Secretary of State of the State of Florida; (c) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws; (d) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and (e) such other necessary consents, approvals and authorizations of Governmental Entities as may be required.

          (e)  SEC Filings.

               (i) The Company has made available to Mergerco a true and complete copy of each report, schedule, effective registration statement (other than preliminary registration statements which later became effective) and definitive proxy statement filed by the Company with the SEC since January 1, 1994 and prior to the date of this Agreement (the "Company SEC Documents") which are all the documents (other than preliminary material) that the Company was required to file with the SEC since such date. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company SEC Documents and the audited financial statements for the fiscal year ended December 31, 1996 complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal recurring adjustments, none of which will be material) the consolidated financial position of the Company and its consolidated subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of the Company and its consolidated subsidiaries for the periods presented therein. For purposes of this Agreement, "Balance Sheet" means the audited consolidated balance sheet of the Company and its subsidiaries as of December 31, 1996 and "Balance Sheet Date" means December 31, 1996.

               (ii) None of the information supplied or to be supplied by the Company in writing expressly for inclusion or incorporation by reference in the Proxy Statement, on the date first mailed to the holders of the Company Common Stock or at the time of the Company's Shareholders Meeting, and in the Transaction Statement, on the date it is filed with the SEC, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (f)  Subsidiaries.

               (i) Each Subsidiary (as defined below) that is a corporation is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of this Agreement, "Subsidiary" means any corporation or other entity (including any partnership referred to in Section 4.1(f)(ii) below) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by the Company. All Subsidiaries and their respective jurisdictions of incorporation are identified in the Company's annual report on Form 10-K for the fiscal year ended December 31, 1995.

               (ii) Each partnership (whether or not a limited partnership) in which the Company directly or indirectly owns a partnership interest entitling it to 50% or more of the voting interest therein, and each limited partnership for which the Company or a Subsidiary is general partner, has been duly organized and is in good standing under the laws of its jurisdiction of organization and has all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified to do business and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. The Company has previously delivered to Parent a list of all such partnerships.

               (iii) All of the outstanding capital stock of, or other ownership interests in, each Subsidiary, is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are no outstanding (a) securities of the Company or any Subsidiary convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary, and (b) options or other rights to acquire from the Company or any Subsidiary, and no other obligation of the Company or any Subsidiary to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any Subsidiary (the items in clauses 4.1(f)(iii)(a) and 4.1(f)(iii)(b) being referred to collectively as the "Subsidiary Securities"). There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

          (g) Board of Directors Approval. The Company hereby consents to the Merger and represents that: (a) its Board of Directors (at a meeting duly called and held and acting on the unanimous recommendation of a special committee of the Board of Directors of the Company comprised entirely of non-management, non-affiliate independent directors (the "Special Independent Committee")) has (i) unanimously determined that each of this Agreement and the Merger are fair to and in the best interests of the non-Parent affiliated shareholders of the Company (the "Unaffiliated Shareholders"), (ii) approved this Agreement and the transactions contemplated hereby and thereby, including the Merger, and such approval constitutes approval of this Agreement and the transactions contemplated hereby and thereby, including the Merger, and such approval is sufficient to satisfy the provisions of any applicable laws of the State of Florida, including without limitation Section 607.0901 of the FBCA, if applicable, and (iii) resolved to recommend the approval and adoption of this Agreement and approval of the Merger by the holders of the Company Common Stock, and (b) Robert W. Baird
& Co. Incorporated has delivered to the Board of Directors of the Company its written opinion that the Merger, including the Merger Consideration to be received by the holders of Company Common Stock, is fair, from a financial point of view, to such Unaffiliated Shareholders, a signed, true and complete copy of which has been delivered to Mergerco and is attached hereto as Exhibit B, and such opinion has not been withdrawn or modified.

          (h) Absence of Certain Changes. Since the Balance Sheet Date, the Company and Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been:

               (i) any event, occurrence or development of a state of circumstances or facts which has had or reasonably could be expected to have a Material Adverse Effect;

               (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company or any Subsidiary of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company or any Subsidiary;

               (iii) any amendment of any material term of any outstanding security of the Company or any Subsidiary;

               (iv) any occurrence, assumption or guarantee by the Company or any Subsidiary of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;

               (v) any creation or assumption by the Company or any Subsidiary of any Lien on any material asset other than in the ordinary course of business consistent with past practices;

               (vi) any making of any loan, advance or capital contributions to or investment in any Person other than loans, advances or capital contributions to or investments in wholly-owned Subsidiaries made in the ordinary course of business consistent with past practices;

               (vii) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company or any Subsidiary which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

               (viii)except as set forth on Schedule 4.1 (h)(viii), any transaction or commitment made, or any contract or agreement entered into, by the Company or any Subsidiary relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Company or any Subsidiary of any contract or other right, in either case, material to the Company and the Subsidiaries taken as a whole, other than transactions and commitments in the ordinary course of business consistent with past practice and those contemplated by this Agreement;

               (ix) any change in any method of accounting or accounting practice by the Company or any Subsidiary, except for any such change required by reason of a concurrent change in generally accepted accounting principles;

               (x) except as set forth on Schedule 4.1(h)(x), any (a) grant of any severance or termination pay to any director, officer or employee of the Company or any Subsidiary, (b) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company or any Subsidiary, (c) increase in benefits payable under any existing severance or termination pay policies or employment agreements or (d) increase in compensation, bonus or other benefits payable to directors, officers or employees of the Company or any Subsidiary, other than in the ordinary course of business consistent with past practice;

               (xi) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any Subsidiary, which employees were not subject to a collective bargaining agreement at the Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees; or

               (xii) any cancellation of any licenses, sublicenses, franchises, permits or agreements to which the Company or any Subsidiary is a party, or any notification to the Company or any Subsidiary that any party to any such arrangements intends to cancel or not renew such arrangements beyond its expiration date as in effect on the date hereof, which cancellation or notification, individually or in the aggregate, has had or reasonably could be expected to have a Material Adverse Effect.

          (i) No Undisclosed Material Liabilities. There are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

               (i)  liabilities disclosed or provided for in the Balance
Sheet;

               (ii) liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, which in the aggregate would not have a Material Adverse Effect upon the Company and the Subsidiaries, taken as a whole; and

               (iii) liabilities under this Agreement.

          (j) Litigation. Except as set forth in the Company SEC Documents, there is no action, suit, investigation or proceeding (or any basis therefor) pending against, or to the knowledge of the Company threatened against or affecting, the Company or any Subsidiary or any of their respective properties before any court or arbitrator or any governmental body, agency or official which, if determined or resolved adversely to the Company or any Subsidiary in accordance with the plaintiff's demands, would reasonably be expected to have a Material Adverse Effect or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby.

          (k) Taxes. The Company and each Subsidiary have properly completed and filed on a timely basis all Tax Returns required to be filed on or prior to the day hereof, and as of the date of filing, each of the Tax Returns was substantially accurate and complete. The Company and each Subsidiary have paid or accrued in full all Taxes, if any, due to or claimed to be due by any governmental entity. The Tax Returns are not subject to penalties under
Section 6662 of the Code relating to accuracy-related penalties (or any corresponding provision of the state, local or foreign Tax law) or any predecessor provision of law. An extension of time within which to file any Tax Return that has not been filed has not been requested or granted. With respect to all amounts and respective Taxes imposed on the Company and each Subsidiary or for which the Company or each Subsidiary are or could be liable to taxing authorities or to other persons or entities with respect to all taxable periods or portion of periods ending on or before the Closing Date, all applicable tax laws and agreements have been fully complied with and all such amounts required to be paid by the Company or any Subsidiary to tax authorities or others on or before the date hereof have been paid. Schedule 4.1(k) sets forth the taxable years of the Company or any Subsidiaries as to which the respective statute of limitations with respect to Taxes has not expired, and with respect to such taxable years, those periods for which examinations have been completed, those periods for which examinations are presently being conducted, those periods for which examinations have not been initiated and those years for which the required Tax Returns have not yet been filed. All deficiencies asserted or assessments made as a result of any examination have been fully paid or are fully reflected as a liability in the financial statements of the Company or Subsidiary or are being contested and an adequate reserve therefor has been established and is fully reflected in the financial statements of the Company or Subsidiary. Except as does not involve or would not result in liability to the Company that could reasonably be expected to have a Material Adverse Effect on the Company, (i) there are no tax liens on any assets of the Company; and (ii) the Company has not been granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any tax. The accruals and reserves for taxes (including deferred taxes) reflected in the Balance Sheet are adequate in all material respects to cover all taxes accruable through the date thereof (including interest and penalties, if any, thereon and taxes being contested) in accordance with GAAP (excluding any reserve for deferred taxes established to reflect timing differences between books and tax income). The Company has previously delivered or made available to Parent true and complete copies of its federal income tax returns for each of the fiscal years ended December 31, 1990 through December 31, 1995. The
Company is not a party to or bound by any agreement providing for the allocation or sharing of taxes with any entity which is not, either directly or indirectly, a Subsidiary. The Company has not filed a consent pursuant to or agreed to the application of Section 341(f) of the Code. The Company is not a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code during the applicable period specified in Section 897(1)(A)(ii) of the Code. Except for the group of which the Company is presently the common parent, neither the Company nor any Subsidiary has ever been a member of any affiliated group of corporations within the meaning of
Section 1504 of the Code. Neither the Company nor any Subsidiary has agreed to make or is required to make any adjustments under Section 481(a) of the Code by reason of a change in accounting method or otherwise. Neither the Company nor any Subsidiary participated in, and will not participate in, an international boycott within the meaning of Section 999 of the Code. Neither the Company nor any Subsidiary is a party to any agreement, contract, arrangement or other plan that resulted or would result separately or in the aggregate in the payment of any excess parachute payment within the meaning of Section 280G of the Code. Except as set forth in Schedule 4.1(k), neither the Company nor any Subsidiary is a partner to any joint venture, partnership or other arrangement or contract that could be treated as a partnership for federal income tax purposes. For the purpose of this Agreement, (i) the term "Tax" (and, with correlative meaning, the terms "taxes" and "taxable") shall include all federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts, and (ii) the term "Tax Returns" shall mean returns, reports and information statements with respect to taxes to be filed with the Internal Revenue Service or any other taxing authority, domestic or foreign, including without limitation consolidated combined and unitary tax returns.

          (l)  ERISA.

               (i) Schedule 4.1(l)(i) sets forth a list identifying each "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), which (A) is subject to any provision of ERISA and (B) is maintained, administered or contributed to by the Company or any affiliate (as defined below) and covers any employee or former employee of the Company or any affiliate or under which the Company or any affiliate has any liability. Copies of such plans (and, if applicable, related trust agreement or other funding arrangements) and all amendments thereto and written interpretations thereof have been furnished or made available to Parent together with the three most recent annual reports (Form 5500 including, if applicable, Schedule B thereto) prepared in connection with any such plan. Such plans are referred to collectively herein as the "Employee Plans". For purposes of this Section, "affiliate" of any Person means any other Person which, together with such Person, would be treated as a single employer under Section 414 of the Code. None of the Employee Plans individually or collectively constitute an "employee pension benefit plan" as defined in Section 3(2) of ERISA.

               (ii) Except as otherwise identified in Schedule 4.1(l)(i) no Employee Plan constitutes a "multiemployer plan", as defined in Section 3(37) of ERISA (a "Multiemployer Plan"), and no Employee Plan is maintained in connection with any trust described in Section 501(c)(9) of the Code. None of the Employee Plans are subject to Title IV of ERISA. The Company knows of no "reportable event", within the meaning of Section 4043 of ERISA, and no event described in Section 4041, 4042, 4062 or 4063 of ERISA has occurred in connection with any Employee Plan, other than a "reportable event" that will not have a Material Adverse Effect. No condition exists and no event has occurred that could constitute grounds for termination of any Retirement Plan or, with respect to any Employee Plan which is a Multiemployer Plan, presents a risk of a complete or partial withdrawal under Title IV of ERISA and neither the Company nor any of its affiliates has incurred any liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA. If a "complete withdrawal" or "partial withdrawal" by the Company and all of its affiliates were to occur as of the Effective
Time with respect to all Employee Plans which are Multiemployer Plans, neither the Company nor any affiliate would incur any withdrawal liability under Title IV of ERISA. Nothing done or omitted to be done and no transaction or holding of any asset under or in connection with any Employee Plan has or will make the Company or any Subsidiary, any officer or director of the Company or any Subsidiary subject to any liability under Title I of ERISA or liable for any tax pursuant to Section 4975 of the Code that could have a Material Adverse Effect.

               (iii) Each Employee Plan which is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and each trust forming a part thereof is exempt from tax pursuant to Section 501 (a) of the Code. The Company has furnished or made available to Parent copies of the most recent Internal Revenue Service determination letters with respect to each such Plan. Each Employee Plan has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Plan.

               (iv) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any affiliate that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G of the Code.

               (v) Schedule 4.1(l)(v) sets forth a list of each employment, severance or other similar contract, arrangement or policy and each plan or arrangement (written or oral) providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (A) is not an Employee Plan, (B) is entered into, maintained or contributed to, as the case may be, by the Company or any of its affiliates and (C) covers any employee or former employee of the Company or any of its affiliates. Such contracts, plans and arrangements as are described above, copies or descriptions of all of which have been furnished previously to Parent are referred to collectively herein as the "Benefit Arrangements". Each Benefit Arrangement has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Benefit Arrangement.

               (vi) Neither the Company nor its affiliates maintains or has any obligation to contribute to (or any other liability with respect to) any plan or arrangement which provides medical, health, life or other welfare-type benefits for current or future retired or terminated employees (except for COBRA coverage or other coverage as required under applicable state law).

               (vii) There has been no amendment to, written interpretation or announcement (whether or not written) by the Company or any of its affiliates relating to, or change in employee participation or coverage under, any Employee Plan or Benefit Arrangement which would increase materially the expense of maintaining such Employee Plan or Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended on the Balance Sheet Date.

               (viii) Except as set forth on Schedule 4.01(l)(viii), neither the Company nor any Subsidiary is a party to or subject to any union contract or any employment contract or arrangement providing for annual future compensation of $100,000 or more with any officer, consultant, director or employee.

          (m)  Finders' Fees.  With the exception of fees payable to Robert
W. Baird & Co. Incorporated, a copy of whose engagement agreement has been provided to Parent and Mergerco, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf, of the Company or any Subsidiary who might be entitled to any fee or commission from the Company or any Subsidiary or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

          (n) Labor Matters. The Company is in compliance with all currently applicable laws respecting employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice, failure to comply with which or engagement in which, as the case may be, would reasonably be expected to have a Material
Adverse Effect. There is no unfair labor practice complaint pending or, to the knowledge of Company, threatened against the Company before the National Labor Relations Board or otherwise. There are no strikes, slowdowns, union organizational campaigns or other protected concerted activity under the National Labor Relations Act or, to the knowledge of Company, threats thereof, by or with respect to any employees of the Company.

     4.2 Representations and Warranties of Parent and Mergerco. Parent and Mergerco represents and warrants to the Company as follows:

          (a) Corporate Existence. Each of Parent and Mergerco is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted, and is duly qualified and in good standing to conduct business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect with respect to Parent or Mergerco.

          (b) Articles and By-Laws. Each of Parent and Mergerco has hereto made available to the Company complete and correct copies of its Articles of Incorporation or Certificate of Incorporation, as applicable, and By-Laws. Parent is not in violation of any provision of its Certificate of Incorporation or By-Laws. Mergerco is not in violation of any provisions of its Articles of Incorporation or By-Laws.

          (c) Corporate Authorization, Non-contravention and Governmental Authorization.

               (i) Each of Parent and Mergerco has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Parent and Mergerco. This Agreement has been duly executed and delivered by each of Parent and Mergerco and, assuming this Agreement constitutes the valid and binding agreement of the Company, constitutes a valid and binding obligation of each of Parent and Mergerco enforceable in accordance with its terms except that the enforcement hereof may be limited by: (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and
(b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (ii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by each of Parent and Mergerco will not conflict with, or result in any Violation pursuant to any provision of the Certificate of Incorporation or Articles of Incorporation, as applicable, or By-Laws of Parent or Mergerco or, except as to which requisite waivers or consents have been obtained, and assuming the consents, approvals, authorizations or permits and filings or notifications referred to in paragraph (iii) of this Section 4.2(c) are duly and timely obtained or made, result in any Violation of any Agreements to which Parent or Mergerco is a party, or any Laws applicable to Parent or Mergerco or its respective properties or assets, in each case which could reasonably be expected to have a Material Adverse Effect with respect to Parent or Mergerco.

               (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, notice to, or permit from any Governmental Entity, including such other such filings and consents as may be required under any environmental, health or safety law or regulation pertaining to any notification, disclosure or required approval necessitated by the Merger or the transactions contemplated by this Agreement, is required by or with respect to Parent or Mergerco in connection with the execution and delivery of this Agreement by each of Parent or Mergerco or the consummation by Parent or Mergerco of the transactions contemplated hereby, which if not obtained or made could reasonably be expected to have a Material Adverse Effect with respect to Parent or Mergerco, except for: (a) the filing with and clearance by the SEC of such reports under and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby;
(b) the filing of the Articles of Merger with the Secretary of State of the State of Florida; (c) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws; (d) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and (e) such other necessary consents, approvals and authorizations of Governmental Entities as may be required.

          (d) Disclosure Documents. None of the information supplied or to be supplied by Parent or Mergerco in writing expressly for inclusion or incorporation by reference in the Proxy Statement, on the date first mailed to the holders of the Company Common Stock or at the time of the Company's Shareholders Meeting, and in the Transaction Statement, on the date it is filed with the SEC, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the Statements therein, in light of the circumstances under which they are made, not misleading.

          (e) Mergerco Board and Shareholder Approval. Mergerco hereby consents to the Merger and represents that (I) its Board of Directors (at a meeting duly called and held) has (A) unanimously determined that each of this Agreement and the Merger are fair to and in the best interests of the sole shareholder of Mergerco; and (B) approved this Agreement and the transactions contemplated hereby and thereby, including the Merger; an (II) its sole shareholder has by written consent, unanimously determined that each of this Agreement and the Merger are fair to and in the best interest of Mergerco and has approved the same.

          (f) Parent Board Approval. Parent hereby consents to the Merger and represents that its Board of Directors by unanimous written consent has approved this Agreement and the transactions contemplated hereby and thereby, including the Merger.

          (g) Merger Consideration. Mergerco was formed solely for the purpose of effecting the Merger, and has undertaken no business other than in connection with the transactions contemplated by this Agreement. Prior to the Closing Date, the sole shareholder of Mergerco shall have sufficiently capitalized Mergerco such that the monies available to Mergerco are sufficient in amount to make the payment of all Merger Consideration.

          (h) Finders' Fees. With the exception of fees payable to JP Morgan & Co. Incorporated, whose fees will be paid by Mergerco, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf, of Parent or Mergerco or any Subsidiary who might be entitled to any fee or commission from Parent or Mergerco upon consummation of the transactions contemplated by this Agreement.

5.   CONDITIONS PRECEDENT TO MERGER

     5.1 Conditions Precedent to Obligations of Parent, Mergerco and the Company. The respective obligations of Mergerco and the Company to effect the Merger are subject to the satisfaction or waiver (subject to applicable law) at or prior to the Effective Time of each of the following conditions:

          (a) This Agreement and the Merger shall have been approved and adopted by the affirmative vote of the holders of a majority of the shares of the Company Common Stock entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of the Convertible Preferred Stock if such vote is required by applicable law;

          (b) No claim, action, suit, proceeding, arbitration or litigation has been threatened to be filed, has been filed or is proceeding which has arisen in whole or in part out of, or pertains to the approval of the Special Independent Committee and the Board of Directors of any party to this Agreement and the transactions contemplated hereby, the negotiation, execution or delivery of this Agreement, the performance of obligations hereunder or the consummation of the transactions contemplated hereby;

          (c) No statute, rule, regulation, executive order, decree, injunction or order of any kind shall have been enacted, issued, entered, promulgated or enforced by any Governmental Entity which prohibits the consummation of the Merger and which is in effect at the Effective
Time;

          (d) The Company shall have received SEC clearance of the Transaction Statement and Proxy Statement, all state securities laws and "Blue Sky" permits and other necessary consents, approvals and authorizations of Governmental Entities;

          (e) Neither the recommendation of the Special Independent Committee and the Board of Directors that the Company's shareholders approve the Merger nor the opinion from Robert W. Baird & Co. Incorporated to the effect that the Merger Consideration is fair to the Company's shareholders from a financial point of view, shall have been withdrawn or modified;

          (f) The holders of all Options (other than Holdings), the per share exercise price of which is greater than the Merger Consideration, shall have entered into written agreements terminating such Options as set forth in
Section 2.3 hereof;

          (g) Any applicable waiting period under the HSR Act relating to the Merger shall have expired or been terminated;

          (h) A majority of the shares of Common Stock voting on the Merger (other than shares held by Parent or any affiliates of Parent) shall have been voted to approve and adopt this Agreement and the Merger; and

          (i) The Board of Directors of the Company as of the date of this Agreement shall have received an agreement from British Aerospace plc, in a form reasonably satisfactory to the Special Independent Committee, agreeing to cause the Surviving Corporation to comply with the provisions of Section
8.2 hereof.

     5.2 Conditions to the Obligations of Parent and Mergerco. The obligations of Parent and Mergerco to effect the Merger are subject to the satisfaction or waiver (subject to applicable law) at or prior to the Effective Time of each of the following conditions:

          (a) The Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, the representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time and Mergerco shall have received a certificate signed by the chief executive officer of the Company to the foregoing effect;

          (b) From and after the date hereof, the Company shall carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, there shall not be any adverse change to the Company's business, operations or financial condition which has resulted in a Material Adverse Effect with respect to the Company;

          (c) There shall not be instituted or pending any action or proceeding by any government or governmental authority or agency, domestic or foreign, or by any other Person, domestic or foreign, before any court or governmental authority or agency, domestic or foreign, (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the Merger or seeking to obtain material damages or otherwise directly or indirectly relating to the transactions contemplated by this Agreement, (ii) seeking to restrain or prohibit Parent's or Mergerco's ownership or operation (or that of Parent's respective Subsidiaries or affiliates) of all or any material portion of the business or assets of the Company and its Subsidiaries, taken as a whole, or of Parent and its Subsidiaries or affiliates, taken as a whole, or to compel Parent or Mergerco or any of their Subsidiaries or affiliates to dispose of or hold separate all or any material portion of the business or assets of the Company and its Subsidiaries, taken as a whole, or of Parent and its Subsidiaries, taken as a whole or any of their respective affiliates, (iii) (except for the Special Security Agreement among the Company, Parent, British Aerospace plc and the United States Department of Defense as it exists on the date hereof,) seeking to impose or confirm material limitations on the ability of Parent or Mergerco or any of their Subsidiaries or affiliates to effectively control the business or operations of the Company and its Subsidiaries, taken as a whole, or effectively to exercise full rights of ownership of the shares of Common Stock, including, without limitation, the right to vote any shares of Common Stock acquired or owned by Mergerco or any of its Subsidiaries or affiliates on all matters properly presented to the Company's shareholders, or (iv) seeking to require divestiture by Parent or Mergerco or any of their Subsidiaries or affiliates of any shares of Common Stock, or (v) that otherwise is likely to materially adversely affect the Company and its Subsidiaries, taken as a whole, or Mergerco, Parent or their respective Subsidiaries or affiliates; and no court, arbitrator or governmental body, agency or official shall have issued any judgment, order, decree or injunction, and there shall not be any statute, rule or regulation, that, in the sole judgment of the Mergerco, is likely, directly or indirectly, to result in any of the consequences referred to in the preceding clauses (i) through (v);

          (d) Parent and Mergerco shall have received a copy of the Report of Independent Accountants, without qualification, from Coopers & Lybrand LLP, the Company's independent accountants, with respect to the audited consolidated financial statements of the Company for the fiscal year ended December 31, 1996; and

          (e) Parent and Mergerco shall have received all documents it may reasonably request relating to the existence of the Company and the Subsidiaries and the authority of the Company for this Agreement, all in form and substance satisfactory to Parent and Mergerco.

     5.3 Conditions to the Obligations of the Company. The obligation of the Company to effect the Merger are subject to the satisfaction or waiver (subject to applicable law) at or prior to the Effective Time of each of the following conditions:

          (a) Parent and Mergerco shall have performed in all material respects all of their respective obligations hereunder required to be performed by either of them at or prior to the Closing Date, the representations and warranties of Parent and Mergerco contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time and the Company shall have received a certificate signed by the chief executive officer of each of Mergerco and Parent to the foregoing effect;

          (b) There shall not be instituted or pending any action or proceeding by any government or governmental authority or agency, domestic or foreign, or by any other Person, domestic or foreign, before any court or governmental authority or agency, domestic or foreign, challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the Merger or seeking to obtain material damages or otherwise directly or indirectly relating to the transactions contemplated by this Agreement; and

          (c) The Company shall have received all documents it may reasonably request relating to the existence of Parent and Mergerco and the authority of Parent and Mergerco for this Agreement, all in form and substance satisfactory to the Company.

6.   COVENANTS RELATING TO THE CONDUCT OF THE BUSINESS

     6.1 Covenants of the Company. Except as otherwise specifically provided in this Agreement, from the date hereof to the Effective Time, neither the Special Independent Committee nor the Board of Directors of the Company shall approve or authorize any action that would allow the Company and its Subsidiaries to carry on their respective businesses other than in the ordinary and usual course of business and consistent with past practice or any action that would prevent the Company and its Subsidiaries from using their best efforts to (i) preserve intact its present business organization, (ii) maintain in effect all federal, state, local and foreign licenses, approvals and authorizations that are required for the Company or any of its Subsidiaries to carry on their business, (iii) keep available the services of its key officers and employees and (iv) maintain satisfactory relationships with its lenders, suppliers and others having business relationships with it. Without limiting the generality of the foregoing, and except as otherwise specifically provided in this Agreement, without the prior written consent of Mergerco, prior to the Effective Time, neither the Special Independent Committee nor the Board of Directors of the Company shall, or shall authorize or direct the Company or any Subsidiary, directly or indirectly, to:

          (a) adopt or propose any change in its Articles of Incorporation or By-laws;

          (b) except in the ordinary course of business consistent with past practices and except pursuant to existing agreements or arrangements or as set forth on Schedule 6.1(b), (i) acquire (by merger, consolidation or acquisition of stock or assets) any material corporation, partnership or other business organization or division thereof, or sell, lease or otherwise dispose of a material Subsidiary or a material amount of assets or securities; (ii) make any investment in an amount in excess of $25,000 in the aggregate whether by purchase of stock or securities, contributions to capital or any property transfer, or purchase for an amount in excess of $25,000 in the aggregate, other than in the ordinary course of business and consistent with past practices, any property or assets of any other individual or entity; (iii) except in the ordinary course of business and consistent with past practices, waive, release, grant, or transfer any rights of material value; (iv) except in the ordinary course of business and consistent with past practices, modify or change in any material respect any existing material license, lease, contract, or other document; (v) except to refund or refinance commercial paper, incur, assume or prepay an amount of long-term or short-term debt in excess of $25,000 in the aggregate; (vi) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person which, are in excess of $25,000 in the aggregate; (vii) make any loans, advances or capital contributions to, or investments in, any other
Person which are in excess of $25,000 in the aggregate or (viii) take any action in violation of the Agreement for Credit Availability dated as of November 20, 1996 by and between the Company and British Aerospace plc;

          (c) take any action that would make any representation and warranty of the Company hereunder inaccurate in any respect at, or as of any time prior to, the Effective Time, or omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time;

          (d) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire or offer to acquire any of its securities or any securities of its Subsidiaries;

          (e) adopt or amend any bonus, profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation, employment or employee benefit plan, agreement, trust, plan, fund or other arrangement for the benefit and welfare of any director, officer or employee, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any existing plan or arrangement (including, without limitation, the granting of stock options or stock appreciation rights or the removal of existing restrictions in any benefit plans or agreements);

          (f) revalue in any material respect any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable, other than in the ordinary course of business;

          (g) pay, discharge or satisfy any material claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business, consistent with past practices, of liabilities reflected or reserved against in the consolidated financial statements of the Company or incurred in the ordinary course of business, consistent with past practices;

          (h) make any tax election or settle or compromise any material income tax liability;

          (i) take any action other than in the ordinary course of business and consistent with past practices with respect to accounting policies or procedures; or

          (j)  agree or commit to do any of the foregoing.

     6.2 Covenant of Parent and Mergerco-Voting of Shares. Each of Parent and Mergerco agrees to vote all shares of Company Common Stock and Convertible Preferred Stock beneficially owned by it in favor of adoption of this Agreement and the Merger at the Company's Shareholders Meeting.

     6.3 Covenants of Mergerco and the Company. The parties hereto agree that:

          (a) Best Efforts. Subject to the terms and conditions of this Agreement, each party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Each party shall also refrain from taking, directly or indirectly, any action contrary to or inconsistent with the provisions of this Agreement, including action which would impair such party's ability to consummate the Merger and the other transactions contemplated hereby. Without limiting the foregoing, the Company and its Board of Directors shall use their best efforts to (a) take all action necessary so that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger or any of the other transactions contemplated by this Agreement and (b) if any state takeover statute or similar statute or regulation becomes applicable to any of the foregoing, take all action necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and the other transactions contemplated by this Agreement.

          (b) Public Announcements. Mergerco and the Company will consult with each other before issuing any press release or making any public statement with respect to this Agreement and the transactions contemplated hereby and, except with respect to any press release or public statement as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

          (c) Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Mergerco, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Mergerco, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

7.   ADDITIONAL AGREEMENTS

     7.1 Preparation of Proxy Statement and Transaction Statement. As soon as practicable after the date of announcement of the execution of the Merger Agreement, the Company and Parent shall prepare and file the Transaction Statement with respect to the Merger. Parent and the Company each agrees to correct any information provided by it for use in the Transaction Statement if and to the extent that it shall have become false or misleading in any material respect. The responsible party agrees to take all steps necessary (and bear all costs associated therewith to cause the Transaction Statement as so corrected to be filed with the SEC and to be disseminated to holders of shares of Common Stock, in each case as and to the extent required by applicable federal securities laws. Each of the Parent and the Company and their respective counsel shall be given an opportunity to review and comment on the Transaction Statement prior to its being filed with the SEC. As soon as practicable after the date hereof, the Company, with the cooperation of Mergerco, shall prepare and file with the SEC the Proxy Statement. The Company shall use commercially reasonable efforts to respond to all SEC comments with respect to the Proxy Statement and to cause the Proxy Statement to be mailed to the Company's shareholders at the earliest practicable date. The Company will, as soon as practicable, use commercially reasonable efforts to duly call, give notice of, convene and hold the Company's Shareholders Meeting for the purpose of approving this Agreement and the transactions contemplated hereby and will otherwise comply with all legal requirements applicable to such meeting. The Company will use its best efforts to obtain the necessary approvals by its shareholders of this Agreement and the transactions contemplated hereby.

     7.2 Further Assistance. After the Effective Time, from time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds or other instruments, and there shall be taken or caused to be taken by all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, or record or otherwise, in the Surviving Corporation the title to and possession of all property interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and Mergerco, and otherwise to carry out the purposes of this Agreement. The officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company and Mergerco or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     7.3 Agreements. The Company will take such commercially reasonable steps as are appropriate, including the giving of required notices, to preserve its rights under the Agreements and to ensure that such rights will be transferred to the Surviving Corporation.

     7.4 Fees and Expenses. All fees and expenses (including attorneys' and consultants' fees and expenses) incurred by the parties hereto in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and all other matters related to the closing of the transactions contemplated hereby shall be borne solely and entirely by the party which has incurred the same. Notwithstanding the foregoing, in the event that the transactions contemplated hereby are consummated, all of such fees and expenses will be paid by the Surviving Corporation from the funds provided by the sole shareholder of Mergerco for such purpose.

     7.5 Confidentiality. From the date hereof and until the Effective Time, and for a period of two years after the effective date of any termination of this Agreement, the Company, Parent and Mergerco: (i) shall use commercially reasonable efforts (x) to maintain the confidentiality and
(y) not disclose any material information to any Person or entity other than its employees, agents, attorneys and financial advisors who are participating in the transactions contemplated by this Agreement, and (ii) shall not use, other than in connection with this Agreement, any proprietary and confidential information of the Parent or Mergerco, in the case of the Company, and the Company, in the case of Parent and Mergerco. Notwithstanding the foregoing, the Company, Parent and Mergerco may make such disclosures if and to the extent required by applicable law, legal process or other regulatory requirements.

     7.6 Access to Information. From the date hereof and until the Effective Time, the Company will give Parent and Mergerco, their counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of the Company and the Subsidiaries, will furnish to Parent and Mergerco, their counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and will instruct the Company's employees, counsel and financial advisors to cooperate with Parent and Mergerco in their investigation of the business of the Company and the Subsidiaries; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Company to Parent and Mergerco hereunder.

      7.7 Other Offers.

          From the date hereof until the termination pursuant to Section 9.1 hereof, the Company and the Subsidiaries and the officers, directors, employees or other agents of the Company and the Subsidiaries will not, directly or indirectly, (i) take any action to solicit, initiate or encourage any Acquisition Proposal (as hereinafter defined) or (ii) subject to the fiduciary duties of the Special Independent Committee and the Board of Directors under applicable law as advised by counsel to the Special Independent Committee, engage in negotiations or discussions with, or disclose any nonpublic information relating to the Company or any Subsidiary or afford access to the properties, books or records of the Company or any Subsidiary to, or otherwise assist, facilitate or encourage, any Third Party (as defined below) that may be considering making, or has made, an Acquisition Proposal. The Company will promptly notify Mergerco after receipt of any Acquisition Proposal or any indication that any Third Party is considering making an Acquisition Proposal or any request for nonpublic information relating to the Company or any Subsidiary or for access to the properties, books or records of the Company or any Subsidiary by any Third Party that may be considering making, or has made, an Acquisition Proposal and will keep Mergerco fully informed of the status and details of any such Acquisition Proposal, indication or request. If otherwise permitted under this Section 7.7, prior to furnishing any non-public information to, or entering into negotiations or discussions with, any Person, the Company will obtain an executed confidentiality agreement from such Person on terms which are normally contained in such agreement used for such purpose. For purposes of this Agreement, "Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Company or any Subsidiary or the acquisition of any equity interest in, or a substantial portion of the assets of, the Company or any Subsidiary, other than the transactions contemplated by this Agreement. As used in this Agreement, the term "Third Party" means any person, corporation, entity or "group," as defined in Section 13(d) of the Exchange Act, other than Parent or Mergerco or any of their affiliates.

     7.8   Notices of Certain Events.  The Company shall promptly notify
Mergerco of:

          (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

          (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

          (c) any actions, suits, claims, investigations or proceedings commenced or, to the best of its knowledge threatened against, relating to or involving or otherwise affecting the Company or any Subsidiary which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.1(j) or which relate to the consummation of the transactions contemplated by this Agreement.

8.   INDEMNIFICATION

     8.1 Indemnification. It is understood and agreed that, from and after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable law (subject to the penultimate sentence of this Section 8.1), indemnify and hold harmless, Mergerco and Parent, any affiliate of any such person and any of their respective partners, members, directors and officers and each other person, if any, controlling such persons, to the extent Mergerco and Parent would be required to provide indemnification thereto, fiduciaries and agents of such persons (all such persons are referred to collectively as "Mergerco Indemnified Parties") and the directors and officers of the Company as in existence on the date of this Agreement ("Company Indemnified Parties" and collectively with Mergerco Indemnified Parties, "Indemnified Parties") from and against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any pending, threatened or completed claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to any of the transactions contemplated by this Agreement; provided, however, that the Surviving Corporation shall not be obligated pursuant to this Section to pay the fees and expenses of more than one counsel for all Indemnified Parties in any single action except to the extent that counsel for the Indemnified Parties shall have advised that two or more of such Indemnified Parties may have conflicting interests in the outcome of such action. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time and whether or not such Indemnified Party is a party thereto),
(x) the Surviving Corporation shall advance expenses to each such Indemnified Party, including the payment of the reasonable fees and expenses of counsel selected by such Indemnified Party (as and to the extent permitted by the preceding sentence), which counsel shall be reasonably satisfactory to the Surviving Corporation, promptly after statements therefor are received; provided, however, that the obligation to advance expenses pursuant to this Section shall arise only to the extent that the Indemnified Party requesting such advancement shall execute an undertaking (in form and substance reasonably satisfactory to the Surviving Corporation, as the case may be) to repay all amounts so advanced in the event and to the extent that it shall ultimately be determined that such Indemnified Party was not entitled to be so indemnified, and (y) the Indemnified Party will fully cooperate in the defense of any such matter and will promptly furnish the Surviving Corporation with any information and documents within such person's possession or control necessary to defend such matter. The Surviving Corporation shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). Notwithstanding anything to the contrary contained in the foregoing, (i) no Company Indemnified Party shall be entitled to be indemnified under this
Section 8.1 for any costs or expenses, judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement arising primarily from its or any other Company Indemnified Party's gross negligence, bad faith or willful misconduct and (ii) no Mergerco Indemnified Party shall be entitled to be indemnified under this Section 8.1 for any costs or expenses, judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement arising primarily from its or any other Mergerco Indemnified Party's gross negligence, bad faith or willful misconduct. This Section 8.1 shall survive any termination of this Agreement, however caused.

     8.2 Directors' and Officers' Liability Insurance. For a period of six years after the Effective Time, the Surviving Corporation, at its sole discretion, shall either: (i) maintain the Surviving Corporation's existing directors' and officers' liability insurance (or substitute equivalent liability insurance) for those persons who are directors and officers of the Company immediately prior to the Effective Time (the "Existing Directors") or
(ii) cause British Aerospace plc to indemnify the Existing Directors in the same manner that British Aerospace plc currently provides indemnification for its employees, officers and directors. Any Existing Director who is indemnified pursuant to the foregoing provisions shall fully cooperate in the defense of any such matter and shall promptly furnish the Surviving Corporation and British Aerospace plc with any information and documents within such person's possession or control necessary to defend such matter. Notwithstanding anything to the contrary contained in the foregoing, no Existing Director shall be entitled to be indemnified under this Section 8.2 for any costs or expenses, judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement arising primarily from its or any other Existing Director's gross negligence, bad faith or willful misconduct.

9.   TERMINATION AND AMENDMENT

     9.1  Abandonment and Termination

          (a) This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of the Company or Mergerco:

               (i) by the Company, Parent or Mergerco if the Merger Agreement and the Merger fail to receive the requisite vote for approval and adoption by the shareholders of the Company at the Company's Shareholders Meeting;

               (ii) by mutual written consent of the Company, on the one hand, and Parent and Mergerco, on the other hand, if authorized or taken by mutual action of their respective Boards of Directors and the Special Independent Committee, in the case of the Company;

               (iii) by either the Company, on the one hand, and Parent or Mergerco, on the other hand: (A) if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach has not been cured within five (5) business days following receipt by the breaching party of notice of such breach, or (B) if a claim, action, suit, proceeding, arbitration or litigation has been threatened to be filed, has been filed or is proceeding which has arisen in whole or in part out of, or pertaining to the approval of the Board of Directors (including the Special Independent Committee) of any party to this Agreement and the transactions contemplated hereby, the negotiation, execution or delivery of this Agreement, the performance of obligations hereunder or the consummation of the transactions contemplated hereby;

               (iv) by either the Company or Mergerco, so long as such party has not breached its obligations hereunder, if the Merger shall not have been consummated on or before July 31, 1997; provided, that the right to terminate this Agreement under this subsection shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date; or

               (v) By the Special Independent Committee acting on behalf of the Company if prior to the Effective Time (A) the Board of Directors of the Company or the Special Independent Committee shall have withdrawn its approval or recommendation of this Agreement and the Merger or its recommendation that shareholders of the Company adopt and approve this Agreement and the Merger based upon the receipt by the Board of Directors or the Special Independent Committee of an Acquisition Proposal from a Third Party which the Board of Directors of the Company or the Special Committee believes is more favorable to the Unaffiliated Shareholders, or (B) Robert W. Baird & Co. Incorporated shall have withdrawn or modified or amended, in a manner adverse to the Company or the Unaffiliated Shareholders, its opinion at any time prior to the Effective Time;

               (vi) By Mergerco if (A) the Board of Directors of the Company or the Special Independent Committee shall have withdrawn or modified or amended, in a manner adverse to Mergerco, its approval or recommendation of this Agreement and the Merger or its recommendation that shareholders of the Company adopt and approve this Agreement and the Merger, or approved, recommended or endorsed any proposal for a transaction other than the Merger (including a tender or exchange offer for shares of Common Stock) or
(B) J.P. Morgan & Co. Incorporated shall have withdrawn or modified or amended, in a manner adverse to Mergerco, its opinion at any time prior to the Effective Time.

          (b) In the event of termination of this Agreement by either the Company or Mergerco as provided in this Agreement, this Agreement shall forthwith become void and there shall be no liability or obligation or the part of Mergerco or the Company or their respective affiliates, officers, directors or shareholders except (i) the provisions of Sections 7.5 and 8.1 shall continue in full force and effect, and (ii) to the extent that such termination results from the willful breach by a party hereto of any of its representations or warranties, or of any of its covenants or agreements, in each case, as set forth in this Agreement.

     9.2 Waiver; Amendment. At any time prior to the Effective Time, any provision of this Agreement may be: (i) waived by the party benefitted by the provision or by both parties by a writing executed by an executive officer of such party, or (ii) amended or modified at any time (including the structure of the transaction) by an agreement in writing between the parties hereto approved by their respective Boards of Directors and the Special Independent Committee, in the case of the Company.

10.  MISCELLANEOUS

     10.1 Survival. Only those agreements and covenants of the parties that are applicable in whole or in part after the Effective Time shall survive the Effective Time. All representations and warranties and other agreements and covenants shall be deemed to be conditions of this Agreement and shall not survive the Effective Time.

     10.2 Entire Agreement; Etc. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore or contemporaneously made. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties thereto and their respective successors and assigns.

     10.3 Assignment. Neither this Agreement nor any rights, interests or obligations hereunder may be assigned by any party hereto (whether by operation or law or otherwise) without the prior written consent of the other party.

     10.4 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     10.5 Counterparts. This Agreement may be executed in two (2) or more counterparts, and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

     10.6 Applicable Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Florida, regardless of the laws that might otherwise govern under applicable principles of conflicts laws thereof. In the event that it becomes necessary for any party to this Agreement to enforce this Agreement through legal proceedings, each party hereby agrees that the Circuit Court for the Thirteenth Judicial Circuit in and for Hillsborough County, Florida,

Tampa Division, and the United States District Court for the Middle District of Florida, Tampa Division, shall have exclusive jurisdiction to hear and determine any such matters and, in connection therewith, each party hereby expressly submits and consents in advance to such jurisdiction and venue in any action or proceeding whether commenced by or brought against them in either of the Courts. Each party further agrees that any service of process in connection with any dispute arising out of this Agreement or the Merger may be given to any other party hereto at the respective addresses and pursuant to the notice provisions set forth in Section 10.8 below. In any such court proceeding, the prevailing party shall be entitled to reimbursement of all costs and expenses, which may be reasonably incurred or paid in connection therewith, including, without limitation, attorney's fees and costs at the trial and appellate court levels.

     10.7 Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.8 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five (5) business days after the date of mailing to the following address or telecopy number, or to such other address or addresses as such person may subsequently designate by notice given hereunder:

          (a)  if to Mergerco or Parent, to:

               British Aerospace Holdings, Inc.
               15000 Conference Center Drive
               Suite 200
               Chantilly, VA 20151-3819
               Attn: Charles E. Gaba, Esq.

               with copies to:

               Davis Polk & Wardwell
               450 Lexington Ave.
               New York, NY 10017
               Attn: Peter R. Douglas, Esq.

               and to:

               Steel Hector & Davis LLP
               200 South Biscayne Blvd.
               40th Floor
               Miami, FL 33131
               Attn: Harvey Goldman, Esq.

          (b)  if to the Company, to:

               Reflectone, Inc.
               P.O.  Box 15000
               Tampa, Florida 33684
               Attn: Richard Snyder

               with copies to:

               Fowler, White, Gillen, Boggs, Villareal and Banker, P.A. 501 East Kennedy Blvd.
               Tampa, FL 33601
               Attn: R. Alan Higbee, Esq.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

                              REFLECTONE, INC.


                              By: /s/R. G. Snyder
                              Name: Richard G. Snyder
                              Title:  President and CEO

                              BRITISH AEROSPACE HOLDINGS, INC.


                              By: /s/Charles E. Gaba
                              Name: Charles E. Gaba
                              Title: Vice President

                              BAR MERGERCO., INC.


                              By: /s/Charles E. Gaba
                              Name: Charles E. Gaba
                              Title: Vice President



MIA9510/126371-9

                               ARTICLES OF MERGER


         These ARTICLES OF MERGER, dated as of____________, 1997, provide for the merger of Bar Mergerco, Inc., a Florida corporation ("Mergerco"), with and into Reflectone, Inc., a Florida corporation ("Reflectone"), which shall be the surviving corporation.

                           ARTICLE I - PLAN OF MERGER
         A copy of the Plan of Merger pursuant to which Mergerco will be merged with and into Reflectone is attached hereto as Appendix A and incorporated herein by this reference.

                           ARTICLE II - EFFECTIVE DATE
         The merger of Mergerco with and into Reflectone shall be effective as of the date of filing of these Articles of Merger with the Secretary of State of the State of Florida.

                    ARTICLE III - ADOPTION OF PLAN OF MERGER
         The Plan of Merger was adopted by the Board of Directors of Mergerco by written consent dated as of February 13, 1997 pursuant to Section 607.0821 of the Florida Business Corporation Act and approved by the sole shareholder of Mergerco by written consent dated as of February 13, 1997 pursuant to Section
607.0704 of the Florida Business Corporation Act..

         The Plan of Merger was adopted by the Board of Director of Reflectone at a meeting duly held on________________________,1997, and approved by the holders of a majority of the outstanding shares of each class of capital stock of Reflectone entitled to vote at a special meeting duly held on _____________________, 1997.

         The Articles of Merger may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, these Articles of Merger have been duly executed on behalf of each of Mergerco and Reflectone by their duly authorized officers as of the date first above written.

                                 BAR MERGERCO, INC.


                                 By:
                                      ----------------------------------------
                                         Charles E. Gaba, Esq.
                                         Vice President and Secretary

                                 REFLECTONE, INC.


                                 By:
                                      ----------------------------------------
                                         Richard G. Snyder
                                         President and Chief Executive Officer

                                                                       EXHIBIT B

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 10-K
(Mark One)
[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
    OF 1934

For the fiscal year ended December 31, 1996         Commission File No. 0-14059

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
    EXCHANGE ACT OF 1934

For the transition period from ______________________ to ______________________


                                REFLECTONE, INC.
             (Exact name of Registrant as specified in its charter)

           Florida                                                                            06-0663546
(State or other jurisdiction of                                                   (I.R.S. Employer Identification No.)
incorporation or organization)

4908 Tampa West Boulevard, Tampa, Florida                                                     33634-2481
 (Address of principal executive offices)                                                     (Zip Code)

      Registrant's telephone number, including area code: (813) 885-7481

          Securities registered pursuant to Section 12(b) of the Act:

   Title of Each Class                                                          Name of Each Exchange on Which Registered
   -------------------                                                          -----------------------------------------
                                                                                                  None

          Securities registered pursuant to Section 12(g) of the Act:
                   Common Stock, par value $.10 per share
                   --------------------------------------
                             (Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                                  Yes [X] No [ ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to
this Form 10-K.                                                              [ ]

Aggregate market value of the voting stock held by non-affiliates of the Registrant as of February 25, 1997: $33,262,559 (assuming, for these purposes only, that 1,426,378 shares of common stock beneficially owned by all executive officers and directors as a group, and by British Aerospace, Plc. and its subsidiaries, are held by affiliates of the Registrant).

The number of shares outstanding of the Registrant's class of common stock, as of February 25, 1997: 2,864,448.

                     DOCUMENTS INCORPORATED BY REFERENCE

                                     None

                                Page 1 of 109
                           Exhibit Index on Page 64

                               TABLE OF CONTENTS



 PART I                                                                                                        PAGE NO.
                                                                                                               --------
 Item 1.      Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3

 Item 2.      Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8

 Item 3.      Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9

 Item 4.      Submission of Matters to a Vote of Security Holders . . . . . . . . . . . . . . . . . . . . .           9


 PART II

 Item 5.      Market for the Registrant's Common Equity and Related Stockholder Matters . . . . . . . . . .           9

 Item 6.      Selected Financial Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10

 Item 7.      Management's Discussion and Analysis of Financial Conditions and Results of Operations  . . .          11

 Item 8.      Financial Statements and Supplementary Data . . . . . . . . . . . . . . . . . . . . . . . . .          16

 Item 9.      Changes in and Disagreements with Accountants on Accounting and Financial Disclosure  . . . .          16


 PART III

 Item 10.     Directors and Executive Officers of the Registrant  . . . . . . . . . . . . . . . . . . . . .          17

 Item 11.     Executive Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20

 Item 12.     Security Ownership of Certain Beneficial Owners and Management  . . . . . . . . . . . . . . .          27

 Item 13.     Certain Relationships and Related Transactions  . . . . . . . . . . . . . . . . . . . . . . .          28


 PART IV

 Item 14.     Exhibits, Financial Statement Schedules, and Reports on Form 8-K  . . . . . . . . . . . . . .          31

                                     PART I

ITEM 1.  BUSINESS
         GENERAL BUSINESS DESCRIPTION
         Reflectone, Inc. ("Reflectone" or the "Company") is a Florida corporation whose business involves the design, manufacture and sale of flight simulators, weapon system trainers, tactical air defense trainers, maintenance trainers, part-task trainers, and other sophisticated training devices for U.S. Government, commercial and international customers, as well as simulation-based entertainment devices for the entertainment industry. The Company also provides a variety of simulator-related training services at customer-owned facilities, its Tampa training center, and the British Aerospace-owned Dulles flight training facility. As used herein, unless the context requires otherwise, "Reflectone" or the "Company" includes Reflectone, Inc. and its operating subsidiaries. Reflectone's business is conducted through its three primary business segments: the Training Devices Segment, the Training Services Segment, and the Systems Management Segment.

         The manufacture of simulators and other training and entertainment devices is conducted through the Training Devices Segment. In recent years the product mix of training devices designed and manufactured by Reflectone's Training Devices Segment has evolved from one primarily comprised of military aircraft simulators to one which additionally includes commercial aircraft simulators and simulation devices for the entertainment industry.

         In 1993, the Company acquired British Aerospace Simulation, Ltd., which was subsequently renamed Reflectone UK Limited ("RUKL"). RUKL, with facilities in Filton, England, historically designed, developed and manufactured, through sophisticated electronic computer simulation, tactical air defense trainers, small-arms trainers, electronic warfare training systems and visual air traffic control simulators. During 1995, RUKL also played a key role in the Company's flight simulator business, securing a major subcontract with Lockheed Martin Corporation ("LMC") worth approximately $77.0 million with training and maintenance extending into the year 2002. Under the contract, the Company is providing a complete training system to the U.K. Ministry of Defence in connection with its purchase of new Lockheed C-130J transport aircraft. The actual performance by the Company under the Lockheed C-130J subcontract is being split between the Company's U.S. and U.K. operations, thus expanding the design and manufacturing capabilities of RUKL into the flight simulator market. The operations of RUKL are reported in the Company's Training Devices Segment.

         Through a wholly owned subsidiary, Reflectone Training Systems, Inc. ("RTS"), Reflectone's Training Services Segment provides flight and ground school instruction for pilots and aircrews which may include development of training syllabus and courseware, as well as simulator operation and maintenance. Currently, the Training Services Segment provides services at 18 field sites in the United States and one field site in Japan. In addition, Reflectone's Training Services Segment provides C-130H training in Tampa and manages the British Aerospace Holdings, Inc. owned Dulles flight training center located near Washington D.C.'s Dulles International Airport.

         Reflectone's third business segment, the Systems Management Segment, manages complex training programs which require the services of both the Training Devices and Training Services Segments.

         During the years ended December 31, 1996, 1995 and 1994, revenues from the Training Devices Segment were $66.3 million, $48.7 million and $26.9 million, respectively, inclusive of intersegment transactions. These revenues include revenues from the operations of RUKL of $29.7 million, $18.6 million and $4.9 million, respectively. Revenues from the Training Services Segment during these periods were $30.3 million, $38.7 million and $33.4 million, respectively, inclusive of intersegment transactions. Revenues for the Systems Management Segment were $5.7 million, $12.8 million and $9.2 million for the years ended December 31, 1996, 1995 and 1994, respectively, inclusive of intersegment transactions. See

Note 12 to the Consolidated Financial Statements, which are included in Part IV of this Report for additional segment and geographic information.

         The Company has various relationships, contracts and agreements with British Aerospace, Plc. ("BAe") and its direct and indirect subsidiaries (BAe and such subsidiaries herein collectively referred to as "British Aerospace"). Approximately 48.0% of the common stock of the Company is owned by British Aerospace Holdings, Inc. ("BAeHI"), a wholly owned subsidiary of British Aerospace, Plc.

         PRODUCTS, SERVICES AND RECENT BUSINESS DEVELOPMENTS
         TRAINING DEVICES. Reflectone's flight simulators, weapon system trainers, maintenance trainers and other training devices are full-scale reproductions, including instrumentation and controls, of the cockpit, mission operator station(s), or maintenance bays of specific aircraft. Reflectone's training devices are marketed to both commercial and military (U.S. and international) customers and are used to train flight and ground crews in normal and emergency procedures, to develop tactics, and to achieve a state of operational readiness in a cost-effective manner.

         Reflectone's flight simulators are designed to convey to the pilot and other crew members the sensations of actually operating a specific aircraft through the full range of taxiing, take-off, local area operations, in-flight maneuvering, emergencies, weather conditions (including wind shear), landing and post-flight procedures. All of these tasks (including emergency situation training) may be accomplished through simulation without risk to life or damage to equipment, and without the costly consumption of fuel which accompanies performance of similar functions in the aircraft. The prices of full flight simulators produced by the Company currently are in the range of $4 million to $8 million without a visual system, or from $5 million to $12 million or more with Reflectone supplying a visual system manufactured by a third-party vendor.

         Computer-based visual simulation systems can provide the pilot with high-resolution multicolored images, including depth-of-field, to create the illusion of a realistic out-the-window scene. The systems can display clear and low visibility daytime, twilight and nighttime situations, with varying weather conditions. They also provide for horizon glow, landing light illumination strobes, air traffic, weapons delivery effects, ground vehicle movements, and variable fog/cloud obscuration effects, as well as lights, building surfaces, mountains and other terrain distinctions with appropriate occulting features. While the Company does not build computer-generated image visual systems, it has extensive experience in integrating visual systems produced by other companies into its simulators. The breadth of Reflectone's experience permits it to assume full responsibility for all or any part of the design specification, procurement and integration efforts, including hardware upgrades and software enhancements, as well as overall responsibility for final performance of the simulator/visual system combination. The RUKL acquisition expanded the products of the Training Devices Segment to include tactical air defense trainers, electronic warfare training systems and visual air traffic control simulators. In addition, RUKL has provided the Company with valuable international marketing synergies, especially with respect to international government customers, for both the Company's new and traditional product lines.

         The Company's commercial simulator product development has been in support of both British Aerospace aircraft and certain other commercial aircraft. The Company actively pursues opportunities for commercial training devices in both domestic and international markets. Management believes that the production of simulators for British Aerospace has enhanced the Company's standing in the commercial simulator market. This work has included the design and development of international flight simulation Acceptance Test Guides ("ATG") to meet specified performance standards, automatic lesson plan instructional features, glass cockpit presentations, global navigation systems, color weather radar presentations, wind shear and Terrain Collision Avoidance Systems ("TCAS"), and dual purpose cockpit procedures simulators. Most of the Company's commercial simulators are built to both customer specifications and the standards of the Federal Aviation Administration ("FAA") Advanced Simulation Plan or other applicable international governmental standards.

         The Company continues to apply flight simulation technology to the entertainment and leisure industry. Its engineering and manufacturing expertise enable it to offer a broad range of motion based ride simulators in a variety of configurations and guest capacities, including small pods, multi-seat closed and open capsule styles, and multi-sensory theater systems, complete with hardware and software, custom theming and special effects. The Company can provide show components for an attraction, or deliver a turnkey attraction from concept to installation. In addition to its simulation products, the Company provides project management, concept design, prototype development, manufacturing and installation services for the entertainment industry.

         The Company incurs research and development costs under both independent Company initiated programs and customer funded programs. Research and development costs incurred under independent Company initiated programs approximated $2.85 million, $777,000 and $1.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. In 1996 expenditures for research and development primarily related to a multi-year research and development program to develop low-cost and reconfigurable training devices. This program was initiated by customer demand for low-cost, limited-fidelity devices that can serve multiple training functions for use in multi-ship collective training or unit training of battlefield tactical/engagement skills.

         TRAINING SERVICES. The Company's Training Services Segment is composed of three divisions: Military Training Systems; Reflectone Training
Center-Tampa; and the Dulles Training Center. The Military Training Systems Division was formed in response to a growing military market for contractor provided flight training services. This Division's business has recently been focused on contracts requiring the Company to provide flight simulator instruction, simulator maintenance and repair services, and courseware development at military bases. The Military Training Systems Division provides flight simulator manpower services at Air Force, Army, Navy and Marine Corps Air Stations throughout the United States and one Marine Corps Air Station in
Japan.

         The Reflectone Training Center-Tampa provides a full-service training facility which includes classroom and simulator training for both C-130H flight and ground crews. Using state-of-the-art teaching aids, aircrews receive initial, refresher and pilot upgrade training courses including engine operation, crew resource management, and maintenance practices. The Tampa Center currently operates two C-130H flight simulators. One of the devices is leased by the Company under a 12 year operating lease, and the second device is being stored by the Company under an agreement with a customer until the customer's facility which will house the device is completed. To defray storage costs, the agreement provides that the Company may sell training time on the device. Factors affecting shipment of this simulator are being negotiated with the customer.

         The Dulles Training Center is a British Aerospace-owned facility which the Company has managed and operated since April 1, 1993 under an agreement with British Aerospace. The Dulles Center is located near Washington, D.C.'s Dulles International Airport and houses three full-flight simulators used to train pilots of commercial airlines and corporations. One of the simulators, a Jetstream 41 simulator, was owned by the Company until December 21, 1995 when it was sold to British Aerospace for $8.6 million. The other two simulators (a Jetstream 31/32 and a BAe 146-200/300, both of which were manufactured by the Company) are also provided by British Aerospace. Prior to January 1, 1996, the management agreement required the Company to pay to British Aerospace a fee based, in part, on the achievement of specified levels of revenues on the British Aerospace owned simulators. Effective on January 1, 1996, under the terms of a revised management agreement, the Company receives a fixed fee of $500,000 annually and is reimbursed by British Aerospace for the Company's costs associated with the Dulles Center.

         SYSTEMS MANAGEMENT. The Company's Systems Management Segment was formed to pursue opportunities to develop, operate and maintain complex flight training systems which require the services of both the Training Devices and Training Services Segments and sometimes major subcontractors. Such contracts can involve the design, development and production of hardware and software associated with flight simulators, flight training devices and cockpit procedures trainers; formation of a training syllabus and interactive computer-aided instructional systems with instructors to provide full-flight crew training for specified aircraft, and/or complete training system operation and maintenance.

         BACKLOG
         The Company's contractual backlog was $129.9 million at December 31, 1996, representing a $8.8 million increase from the $121.1 million level at December 31, 1995. Contractual backlog for RUKL, included in the Training Devices Segment backlog, approximated $46.4 million at December 31, 1996, compared to $61.1 million at December 31, 1995. The contractual backlog at December 31, 1996, was comprised of approximately 80.5%, 12.1% and 7.4% of Training Devices, Training Services and Systems Management programs, respectively, exclusive of intersegment work. In addition, 14.8% of contractual backlog at December 31, 1996, consisted of United States Government prime contracts and subcontracts as compared to 17.8% at December 31, 1995. Approximately 23.1% of the contractual backlog at December 31, 1996 is not reasonably expected to be realized as revenues in 1997. See also Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations for further discussion of changes in the Company's backlog.

         U.S. Government contracts are subject to termination at the election of the government and contain specific procedures for equitable settlement in the event of termination. It is not possible to predict whether, or to what extent, the present backlog may be reduced or postponed in the event of reductions or changes in U.S. Government programs. Some U.S. Government contracts contain fixed price options for future performance and are subject to exercise by the government within specified time periods. These options are not included in the Company's contractual backlog.

         BRITISH AEROSPACE RELATIONSHIP
         As a result of transactions occurring between 1987 and 1989, British Aerospace holds an aggregate of 1,375,000 shares at December 31, 1996, or approximately 48.0%, of the Company's common stock, and 50,000 shares of preferred stock which are convertible into an additional 500,000 shares of common stock. During 1995, British Aerospace was granted warrants to purchase 78,261 shares of the Company's common stock at any time prior to August 7, 2005. If British Aerospace were to convert its preferred shares to common shares and to exercise its warrants, British Aerospace would beneficially own 56.7% of the Company's then-outstanding shares of common stock, assuming no shares were otherwise acquired or disposed of by British Aerospace, and no additional shares were issued or reacquired by the Company.

         As the holder of nearly 50% of the outstanding shares of the Company's common stock, British Aerospace effectively has the power to determine the membership of the Company's Board of Directors; however, British Aerospace is subject to restrictions contained in a Special Security Agreement ("SSA") between the Company, British Aerospace and the United States Department of Defense. Under the terms of the SSA, only three of a total of eight directors may have a past or present affiliation with British Aerospace. In addition as a result of their significant ownership in the Company, British Aerospace effectively has the power to decide other matters submitted for shareholder approval.

         Management believes that the Company's relationship with British Aerospace has expanded its access to international markets, as well as provided the Company with the opportunity to assist a major airframe manufacturer with its internal simulation requirements. This, in turn, has strengthened Reflectone's capacity to serve its existing military and commercial markets, and provided collaborative access to an expanding European market for simulation and training systems.

         For further discussion of the Company's relationship with British Aerospace, including discussion of financing arrangements which British Aerospace provides or guarantees, see Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Notes 4, 10 and 13, to the Consolidated Financial Statements included in Item 14.

         CUSTOMERS
         U.S. Government prime contracts and subcontracts accounted for approximately 31.9% of the Company's consolidated revenues for the year ended December 31, 1996. The Company's business is conducted under complex terms and conditions involving changing technology, and is subject to intense competition and many uncertainties, including the risks inherent in fixed price contracts. In addition, government-related business is affected by rapidly changing program needs and is sometimes dependent upon levels of government spending and program funding. At December 31, 1996, approximately $19.2 million of the Company's contractual backlog was attributable to U.S. Government programs.

         Contracts between the Company and British Aerospace accounted for approximately 24.3% of consolidated revenues for the year ended December 31, 1996. The terms and conditions of the contracts with British Aerospace are comparable to those with unrelated commercial customers. At December 31, 1996, approximately $18.9 million of the Company's contractual backlog was attributable to British Aerospace programs.

         During 1995 the Company was awarded a major contract from Lockheed Martin Corporation ("LMC"), worth approximately $77.0 million for delivery of two dynamic mission simulators, other training devices and a training facility in 1997 and with training and maintenance services extending into the year 2002. At December 31, 1996, approximately $40.5 million of the Company's contractual backlog was attributable to the C-130J programs with LMC.

         Financial information about foreign and domestic operations and export sales is included in Note 12 to the Consolidated Financial Statements which are included in Part IV of this Report.

         COMPETITION
         TRAINING DEVICES. Competitive conditions remain keen in the flight simulator and training device field, which is led by CAE Industries, Ltd. of Canada, Thomson CSF of France and Hughes Aircraft Corporation. Many of the Company's competitors have substantially greater financial and other resources than the Company. The focus of competition in the simulation training devices industry is not only price, but also the capacity to apply a broad range of technologies, including avionics, electronics, hydraulics, audio and visual effects, and computer programming and control. In addition, competition on larger programs often focus on the capacity to provide a "total training system" approach, emphasizing curriculum development and simulator currency in parallel with the development of the primary weapons platform or aircraft system.

         Competition in the entertainment market for large capacity three- and six-degrees-of-freedom motion-based simulation products includes traditional flight simulator companies. Competition for lower-cost, less complex, moving seat technology-based rides includes various large and small competitors with backgrounds from a variety of industries.

         Performance history and product quality, particularly with respect to cost and schedule performance, have become significant competitive discriminators for both government and commercial business. In recognition of its commitment to Total Quality Management, the Company has been certified to be in compliance with International Standards Organization 9001 Quality System Standard ("ISO 9001").

         In addition to its individual marketing initiatives, the Company continues to seek to exploit opportunities for the sale of its technology and capability as a team member with other contractors for major United States and international military contracts.

         Reflectone's ability to be competitive in its Training Devices Segment is based upon its expertise in the fields of fixed-wing and helicopter simulation, its three- and six-degrees-of-freedom motion systems, its ability to manage major subcontractors in engineering disciplines outside its own capabilities, and its experience in contractor logistics support.

         TRAINING SERVICES. Competition for contracts requiring the contractor to provide maintenance and/or flight simulator and ground support instruction at both customer and company-owned training centers is intense and involves a broad range of companies with varying levels of capabilities. Primarily as a result of this intense competition, the company which provides the lowest-price solution to the customer's requirements is generally successful in receiving the award. As evidenced by awards in the past several years, management believes that the Company is well positioned to pursue opportunities to provide training services in this cost competitive market.

         SYSTEMS MANAGEMENT. Competition for large total training system programs has traditionally been concentrated in the large aerospace companies such as Lockheed Martin Corporation, McDonnell-Douglas, and Hughes Aircraft Corporation. These large aerospace companies often team with niche suppliers to provide comprehensive solutions in response to highly complex proposal requests, and the Company continues to pursue opportunities to selectively participate in such teaming arrangements.

         EMPLOYEES
         As of December 31, 1996, the Company had a total of 785 full-time employees. Of this total, 103 (13%) were in engineering and project management, 146 (19%) were in manufacturing and quality assurance, 94 (12%) were in administrative support, 364 (46%) were associated with RTS training activities and 78 (10%) were employed by RUKL in the United Kingdom.

ITEM 2.  PROPERTIES
         Reflectone leases a building in Tampa, Florida, containing approximately 210,000 square feet of useable floor space under leases which expire in 1999. Reflectone also leases approximately two acres of land adjacent to its present facility, which may be used for future expansion requirements. Both the building and land leases have provisions for subsequent five-year renewal periods. The Company considers its present facilities and expansion land adequate for its immediate and foreseeable needs. The Company's executive offices and main facilities are located at 4908 Tampa West Blvd., Tampa, Florida 33634.

         The Company leases from British Aerospace approximately 22,000 square feet of usable floor space at its RUKL operations in Filton, England.

ITEM 3.  LEGAL PROCEEDINGS
         In January 1991, the Company filed a Notice of Appeal with the Armed Services Board of Contract Appeals ("ASBCA") in response to a final decision by a U.S. Government Contracting Officer denying the Company's claim in excess of $10 million on a contract with the United States Air Force for C-141/C-5 Aerial Refueling Part Task Trainers. The primary basis of the Company's claim was that performance under the contract was commercially impracticable in that it required technology beyond the state-of-the-art, and that the Government had superior knowledge in this regard prior to contract award which it failed to divulge to the Company. The case is complex and factually intensive and thereby reliant on extensive factual and expert testimony. A formal claim hearing was completed in March 1994 before the ASBCA judge assigned, and a decision on entitlement continues to be delayed by the ASBCA judge, but is expected during 1997. For further discussion of the financial treatment of these costs in the Consolidated Financial Statements and the financial effects of a future resolution of this matter see Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Note 2 to the Consolidated Financial Statements included in Item 14.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
         No matter was submitted to a vote of security holders during the fourth quarter of the year covered by this report.


                                    PART II

ITEM 5. MARKET FOR REGISTRANT'S COMMON STOCK AND RELATED SECURITY HOLDER
MATTERS
         No cash dividends have been paid on the Company's common stock during the last two years. The Company is prohibited from paying any cash dividends on its common stock if any dividends on the preferred stock owned by British Aerospace are accrued but unpaid. The payment of future dividends, if any, on the Company's common stock and the amount thereof will be dependent upon the Company's earnings, financial requirements, and other factors deemed relevant by the Company's Board of Directors. The Company's common stock is quoted on the Nasdaq National Market under the symbol "RFTN". The following table sets forth the quarterly high and low closing sale prices for the last two years:

                                      1996                     1995
                                ----------------         -----------------
        Quarter                  High      Low            High       Low
        -------                 ------    ------         ------     ------
        First                   19        13-3/4         11-1/2      8
        Second                  22-1/2    17-1/2         10-3/4      9-1/2
        Third                   22-3/4    18-3/4         13-3/4      9-1/2
        Fourth                  22        17-1/4         14-5/8     13-1/8

         There were approximately 397 shareholders of record of the Company's common stock as of February 25, 1997, on which date the closing sale price for the common stock as reported on the Nasdaq National Market was $23.13 per share.

ITEM 6. SELECTED FINANCIAL DATA

         The following selected financial data for the five years in the period ended December 31, 1996 have been derived from the Company's Consolidated Financial Statements.

                                                                     Years Ended December 31,
                                           ----------------------------------------------------------------------------
                                              1996            1995            1994             1993             1992
-----------------------------------------------------------------------------------------------------------------------
                                                        (Dollars in thousands, except per share amounts)
STATEMENT OF OPERATIONS DATA:
Revenues                                   $ 100,269        $93,524         $ 65,138          $63,118          $66,651
Income (loss) from operations                  7,659          7,195           (1,908)           3,106           (1,003)
Interest income                                  590            734              244              229              438
Interest expense                                 387          2,412            1,193              324              549
Foreign currency transaction
   gain (loss)                                   465            (97)             (63)              61             (231)
Net income (loss)                              7,762          4,542           (3,049)           3,093           (1,690)
Net income (loss) applicable
   to common shareholders                      7,058          3,838           (3,753)           2,389           (2,394)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:(1)
Net income (loss) per common
   and common equivalent shares:
        Primary                            $    2.38        $  1.36         $  (1.35)         $   .86          $  (.88)
        Fully Diluted                      $    2.23          -                -                -                -

BALANCE SHEET DATA:
Working capital (deficit)                  $  12,564        $ 3,156         $(13,365)         $(5,527)         $(5,866)
Current ratio                                   1.28           1.09              .74              .84              .83
Property, plant & equipment, net           $   9,236        $ 7,882         $ 17,428          $18,624          $11,208
Total assets                               $  69,081        $50,724         $ 63,794          $47,090          $40,985
Shareholders' equity                       $  21,759        $13,976         $  9,562          $13,247          $ 6,253
-----------------------------------------------------------------------------------------------------------------------

(1) Per share data is based upon the weighted average number of shares outstanding retroactively adjusted to reflect a 25% stock dividend issued in September 1993. The calculation for all fiscal periods reflects the assumed exercise of outstanding stock options and warrants using the treasury stock method if the effect would be dilutive. Fully diluted per share data is not disclosed for 1995 through 1992 since the effect was antidilutive.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
        The following discussion and analysis should be read in conjunction with the Company's Consolidated Financial Statements and notes thereto included elsewhere herein.

         The Company has various relationships, contracts and agreements with British Aerospace, Plc. ("BAe") and its direct and indirect subsidiaries (herein collectively referred to as "British Aerospace"). Approximately 48.0% of the common stock of the Company is owned by British Aerospace Holdings, Inc. ("BAeHI"), a wholly owned subsidiary of BAe.

         LIQUIDITY AND CAPITAL RESOURCES
         Management considers liquidity to be the Company's ability to generate adequate cash to meet its short- and long-term business needs. The principal internal source of such cash is the Company's operations, while external sources include borrowings under the Company's credit facilities and the issuance of equity securities.

         Net cash generated from operating activities during 1996 was $5.3 million, compared to $16.0 million in 1995. During 1996, cash was generated primarily by net income plus noncash-expending depreciation and amortization, and minus deferred income taxes; increases in advance billings, and other accrued expenses and liabilities. Increases in non-affiliate and affiliate receivables partially offset the cash generated. During 1995, cash was generated primarily by net income plus noncash-expending depreciation and amortization, and minus deferred income taxes; increases in advance billings, accounts payable, and accrued employee compensation and benefits; and reductions in inventory and affiliate receivables. Increases in non-affiliate receivables and reductions in other accrued expenses and liabilities partially offset the cash generated.

         Capital expenditures during 1996 include approximately $1.2 million for the implementation of new fully integrated manufacturing and financial information systems. The significant capital expenditures during 1994 primarily related to the construction of two simulators used in the Company's Tampa Training Center and the British Aerospace owned training center managed by the Company. Based on current plans for capital expenditures, management does not anticipate constructing full flight simulators for its training centers during 1997.

         In December 1995, the Company sold to British Aerospace, the Company-owned Jetstream 41 simulator used in the British Aerospace-owned Dulles Training Center for $8.6 million. In December 1994, the Company completed a sale and leaseback of the Company-owned C-130H full flight simulator utilized in the Tampa Training Center. Under the terms of the lease agreement, the Company was required to escrow $5.0 million of the $10.0 million proceeds from the transaction to be held as collateral in the event of a default under the lease agreement. Under the terms of the lease agreement, $3.0 million is scheduled to be released from escrow in early 1997 based on the Company's attainment of certain income and net worth levels at December 31, 1996. The remaining $2.0 million will be released over the term of the lease. Rental payments under the lease approximate $1.4 million annually.

         During the year ended December 31, 1996, the Company increased its cash by $3.8 million. During the same period, gross borrowings of $277.6 million, and funding from operating activities were used to fund $279.5 million in scheduled maturities of borrowings under the Company's credit facilities, resulting in a reduction in its short-term borrowings by $1.8 million.

         During the year ended December 31, 1995, the Company reduced its cash by $2.7 million. During the same period, gross borrowings of $191.4 million, reductions in cash balances and cash provided by the sale of the Company-owned Jetstream 41 simulator and cash flows from operating activities were used to fund $217.6 million in scheduled maturities of borrowings under the Company's credit facilities, resulting in a reduction in its short-term borrowings by $26.2 million.

         To date the Company has been unable to obtain adequate financing on acceptable terms without recourse to British Aerospace. However, pursuant to the terms and conditions contained in the Agreement for Credit Availability dated as of November 20, 1996, British Aerospace has agreed to continue to provide or guarantee the Company's current credit facilities at their current levels through August 7, 1997. Renewal of the Company's credit facilities beyond August 7, 1997 is, in large part, dependent upon British Aerospace's willingness to continue to provide or guarantee these facilities. By means of a letter dated January 31, 1997, British Aerospace has represented to the Company that it intends to continue to provide or guarantee the Company's credit facilities, as long as financing is not available to the Company without recourse to British Aerospace and British Aerospace continues to hold, or has the ability to hold through the exercise of preferred stock conversion rights and warrants to purchase common stock, a majority ownership position in the Company. Based on the foregoing representations of British Aerospace, management anticipates that the Company's current credit facilities will be renewed annually. Specific discussion of the Company's credit facilities is included in Note 4 to the Consolidated Financial Statements.

         As discussed in Note 4 to the Company's Consolidated Financial Statements, the Company has a special credit facility (the "C-130J Facility") with British Aerospace to finance the Company's working capital needs with respect to the United Kingdom (UK) C-130J contract with LMC. At December 31, 1996, the Company had $4.3 million drawn under the C-130J Facility. Draws under this facility are limited to actual costs incurred by the Company and RUKL on the UK C-130J program. By means of a letter dated January 31, 1997, British Aerospace has represented that as long as British Aerospace continues to hold, or has the ability to hold through the exercise of preferred stock conversion rights and warrants to purchase common stock, a majority ownership position in the Company, it intends to continue to provide annual financing for the UK C-130J program until payment is received from LMC for delivery of the training system. During 1996, the Company negotiated modifications to the C-130J contract providing for a milestone payment of $15.0 million in the fourth quarter of 1996 and a payment of $6.0 million in the second quarter of 1997. Remaining payments under the contract are billable upon the achievement of certain contractual milestones, currently scheduled for the third and fourth quarters of 1997. Based on current schedules, the contract is estimated to require additional funding during 1997 of $22.0 million prior to LMC's payments for delivery of the training system. While the cost of financing this program is being recovered through the contract with LMC, an increase in interest rates or an extension of the scheduled delivery dates could result in financing costs in excess of that priced into the contract.

         The Company's cash flows are impacted, in the normal course of business, by the Company's ability to book new profitable business and achieve scheduled program milestones on a timely basis. The achievement of program milestones, in turn, provides for and enables contractually defined amounts to be billed to the customer. Often these amounts are significant and, as a result, failure to achieve payment milestones can dramatically impact the Company's credit requirements.

         As described in Note 2 to the Consolidated Financial Statements, management has not assumed recovery of certain costs incurred arising out of customer-occasioned contract delays or for work performed but not specified in express contract provisions. Therefore, while any and all recoveries are subject to future negotiations, actual recoveries would represent an additional capital resource to the Company.

         Based upon the availability under its current credit facilities and anticipated renewals thereof; projected cash flows from current and future programs with achievement of projected program milestones; anticipated reductions in restricted investments; and future income tax benefits in the United Kingdom, management believes that the Company's capital resources are adequate to meet its foreseeable business needs, on both a short- and long-term basis.

         RESULTS OF OPERATIONS
         Consolidated revenues increased by $6.7 million, or 7.2% during 1996 as compared to 1995, which reflected a 43.6% increase from the 1994 year. Revenues of the Training Devices Segment inclusive of intersegment transactions, increased by $17.6 million, or 36.0% during 1996 as compared to 1995, which represented an 81.1% increase from 1994. Revenues of the Training Devices Segment during 1996 and 1995 included approximately $27.6 million and $15.1 million, respectively, from the 1995 award of the LMC C-130J program. Affiliate revenues of the Training Devices Segment were $7.0 million higher in 1996 compared to 1995 and $5.2 million higher in 1995 compared to 1994. The 1996 and 1995 increases in affiliate revenues reflect revenues from three programs in varying stages of completion for the construction of commercial aircraft simulators.

         Revenues of the Training Services Segment inclusive of intersegment transactions, decreased by $8.4 million, or 21.7% during 1996 as compared to 1995, which represented a 15.9% increase from 1994. The Training Services Segment provides training services on customer and Company-owned or -leased devices to the U.S. Government and commercial aircraft operators. The 1996 decrease in revenues of the Training Services Segment relates to the 1995 loss of reprocurements relating to four training services contracts in which the Company was the incumbent contractor, and the revision of the management agreement pursuant to which the Company manages the British Aerospace-owned Dulles Training Center. Under the terms of the revised management agreement, the Company receives a fixed fee of $500,000 annually and is reimbursed by British Aerospace for the Company's costs associated with the Dulles Training Center. The increase in revenues of the Training Services Segment in 1995 was primarily the result of increased revenues on contracts with the U.S. Government and revenues earned on the Jetstream 41 simulator installed during 1995 at the British Aerospace-owned, Company-managed training center near Dulles International Airport.

         Revenues of the Systems Management Segment decreased by $7.1 million, or 55.6% during 1996 as compared to 1995, which reflected a $3.6 million, or 39.5% increase from 1994. The Systems Management Segment manages complex programs requiring the services of both the Training Devices and Training Services segments. The 1996 and 1995 revenues primarily relate to the 1995 award of a contract from an affiliate for a C-130H simulator for ultimate delivery to an international customer. The higher 1995 revenues include the recognition of revenues resulting from the recognition by this program of the cost of a partially completed full flight simulator previously held in inventory.

         The Company's income (loss) from operations was $7.7 million, $7.2 million and ($1.9) million in 1996, 1995 and 1994, respectively. The 1996 increase in income from operations reflects increased profitability in the Company's Training Devices Segment partially offset by decreases in operating profits of the Training Services and Systems Management Segments.

         The income (loss) before income taxes of the Training Devices Segment was $6.8 million, $3.1 million and ($786,000) for the years ended December 31, 1996, 1995 and 1994, respectively. The 1996 operating results of the Training Devices Segment reflect the favorable results associated with the achievement of critical program milestones, primarily on two large international military programs, three affiliate programs for commercial aircraft simulators, and a domestic military program. These favorable results were, in part, offset by a charge of $2.0 million to operations for estimated losses on a recently awarded international military program. The 1996 and 1995 operating results also include charges of $1.4 million and $1.6 million, respectively, reflecting a reduction in management's estimate of amounts recoverable from customers for customer-occasioned contract delays and work performed but not specified in express contract provisions. The 1996 charge was partially offset by a $1.1 million reduction in the settlement expenses accrued in prior years to resolve these matters. Operating profits of the Training Devices Segment often reflect large profit margin swings as a result of profit recognition occurring late in the lives of programs with developmental risk. Profit recognition on developmental programs results from revisions to management's risk assessments based on evaluations of each program's status at critical program milestones. Operating results of the Training Devices Segment for the years ended December 31, 1996, 1995 and 1994, include income (losses) before income taxes of RUKL of $311,000, $36,000 and ($1.7 million), respectively. The increased profitability of RUKL results from the recognition of profits on several smaller programs and increased business base to absorb indirect costs. The losses of RUKL in 1994 primarily resulted from the recording of loss provisions due to escalations of costs on three large prototype programs to develop tactical air defense trainers. These programs were completed during 1995. The 1994 operating results of the Training Devices Segment also reflect losses resulting from insufficient business base to fully absorb indirect costs of the Company's Tampa operation and RUKL.

         The income before income taxes of the Training Services Segment was $4.0 million, $5.0 million and $4.9 million for the years ended December 31, 1996, 1995 and 1994, respectively. The reduced profitability in 1996 primarily related to the decline in revenues resulting from the 1995 loss of reprocurements of four training services contracts in which the Company was the incumbent contractor.

         The income (loss) before income taxes of the Systems Management Segment was $990,000, $2.5 million and ($662,000) for the years ended December 31, 1996, 1995 and 1994, respectively. The 1996 and 1995 operating profits reflect profit recognition on a contract with an affiliate awarded in 1995. The 1994 operating losses reflect the recognition of program losses on a large international program.

         The income (loss) before income taxes in 1994 was also impacted by recording a provision of $1.0 million to general and administrative costs for future costs associated with the Company's assertion of its rights to recovery of certain amounts claimed from customers for customer-occasioned contract delays and work performed but not specified in express contract provisions.

         Interest income approximated $590,000, $734,000 and $244,000 during 1996, 1995 and 1994, respectively. Interest income is primarily interest earned on long-term notes receivable, restricted investments and temporary cash investments. The decrease in interest income during 1996 primarily relates to the 1996 first quarter settlement of a long-term note receivable.

         Interest expense for 1996 approximated $387,000 as compared to $2.4 million for 1995 and $1.2 million for 1994. The reduction in interest expense during 1996 results from lower average levels of borrowings as compared to the previous year. In addition, during 1996, interest costs of $1.6 million associated with the Company's financing of the C-130J program were charged to the C-130J program and reflected in cost of sales rather than as interest expense. In the comparable period in 1995, interest cost charged to the C-130J program approximated $306,000. Interest expense in 1995 increased by $1.2 million over 1994's amount primarily as a result of higher borrowings outstanding during the year and higher interest rates on those borrowings.

         The provision for income taxes during 1996 and 1995 differs from the amounts computed by applying the federal statutory tax rate to income before taxes primarily as a result of the availability of net operating loss carryforwards to reduce taxable income and investment tax credits to reduce the tax provision. In 1994, alternative minimum tax liability arising from timing differentials associated with the depreciation of fixed assets and specific limitations on the usage of net operating loss carryforwards also contributed to the difference in the provision for income taxes from the federal statutory tax rate. During 1996 and 1995, the Company recorded deferred tax benefits of $1.5 million and $1.1 million, respectively, for which recovery in future periods is not dependent upon future taxable income. At December 31, 1996, the Company had available net operating loss carryforwards in the United Kingdom of $3.2 million, which can generally be carried forward indefinitely. Specific discussion of the Company's income tax provision and net deferred tax assets is included in Note 5 to the Consolidated Financial Statements.

         BACKLOG
         Contractual backlog increased to $129.9 million at December 31, 1996, from $121.1 million at December 31, 1995. Of the contractual backlog at December 31, 1996, 80.5% consisted of orders of the Training Devices Segment, 12.1% consisted of orders of the Training Services Segment and 7.4% consisted of orders of the Systems Management Segment. This compares to 71.3%, 15.6% and 13.1%, respectively at December 31, 1995. Contractual backlog for RUKL, included in the Training Devices Segment backlog, was $46.4 million at December 31, 1996 compared to $61.1 million at December 31, 1995. The contractual backlog of RUKL includes $38.8 million at December 31, 1996 related to the UK C-130J program with LMC. Contractual backlog of the Systems Management Segment at December 31, 1996 and 1995 primarily represents the 1995 award of a contract from an affiliate to manufacture a C-130H simulator for ultimate delivery to an international customer and to provide related maintenance support and training services. Contract awards within the Training Services Segment to provide training to U.S. Military personnel are generally awarded annually and recorded during the fourth calendar quarter. This results in a declining backlog for the Training Services Segment during the first three calendar quarters. The Company faces intense competition for training services contracts, and the company providing the lowest-price solution to the customer's requirements is generally successful in receiving the award. Despite recent losses in competitive procurements for training service contracts, management believes that the Company is well positioned to continue to pursue opportunities to provide training services in this cost competitive market. Not included in contractual backlog are announced orders for which definitive contracts have not been executed and unobligated contract options under U.S. Government contracts.

         FACTORS THAT MAY AFFECT FUTURE RESULTS
         The Company's future operating results may be affected by a number of factors, many of which are beyond the Company's control, including uncertainties relative to global economic conditions; political instability; the economic strength of governments; levels of U.S. Government and international defense spending; military and commercial aircraft industry trends; and the Company's ability to successfully increase market share in its Training Devices Segment while expanding its product base into other markets. In recent years, the markets into which the Company sells its training device products have been depressed, and the number of units sold into these markets has decreased from prior periods. As a result, competition for available training device opportunities has increased, resulting in lower margins on devices constructed. In addition, the simulation and training industry has been characterized by continuing industry consolidation, rapid technological advances resulting in frequent introduction of new products and product enhancements and very competitive pricing practices.

         The Company has responded to these market conditions by diversifying into new markets and by seeking the formation of strategic teaming arrangements with airframe manufacturers and prime contractors for weapon systems. As in prior years, the Company continues its diversification strategy of pursuing a greater number of opportunities in the training services market. In addition, with the acquisition of RUKL in June 1993 and the purchase of certain assets of the Microflite product line in early 1994, the Company expanded the product lines of the Training Devices Segment and increased the number of opportunities available to it in the European and commercial airline simulation markets. In November 1993, RUKL was selected by LMC as its training systems teammate for the C-130J program. This teaming arrangement with LMC resulted in an award during 1995 worth $77.0 million, and subsequently increased to $81.5 million.

         In the pursuit of new business, the Company may make contract price proposals to potential customers which, if awarded, could result in the recording of loss provisions to the Consolidated Financial Statements. The Company also sometimes designs and manufactures prototype training devices which by their nature involve unforeseen design and development risks and exposures. The Company attempts to price these risks in the contract value but nonetheless, the frequency of losses historically experienced on prototype training devices exceed those experienced on follow-on devices. The Company attempts to recover its investment in the design and development of prototype devices by winning subsequent programs for follow-on devices. While the LMC program involves the development of prototype C-130J training devices, management believes that this program has been appropriately priced for unforeseen risks and exposures and anticipates profits in future periods on the program. The Company is also pursuing several other programs which, if awarded, could involve risks associated with prototype devices.

         The Company may experience transaction gains and losses from currency fluctuations related to its international operations. In order to minimize foreign exchange risk, the Company selectively hedges certain of its foreign exchange exposures principally relating to foreign currency accounts payable and accounts receivable. The Company's hedging strategy is facilitated by its ability to borrow foreign currencies under its revolving credit facility and the C-130J Facility provided by British Aerospace. This strategy has reduced the Company's vulnerability to certain of its foreign currency exposures, and the Company expects to continue this practice in the future to the extent appropriate. The Company does not engage in speculative hedging activities, nor does the Company hedge nontransaction-related balance sheet exposure. In 1996, the Company recorded foreign currency gains of approximately $465,000 for unhedged exposures resulting from changes in the actual timing of program payments from those forecasted and hedged. During 1995 and 1994, the Company similarly recorded losses of approximately $97,000 and $63,000, respectively, related to these activities.

         The Company has entered into contracts to buy forward British pounds with an equivalent value of $4.3 million to reduce the Company's exposure to foreign currency exchange risk associated with the cost of subcontractors and other requirements of the C-130J program denominated in British pounds. These contracts mature quarterly in varying amounts through June 1997. British Aerospace is the counterparty to these instruments. The forward contracts should not subject the Company to risk from exchange movement because gains and losses on these contracts offset losses and gains on the transactions being hedged. However, the amount and timing of the program costs were estimated and changes in these estimates could result in future gains or losses from exchange rate movements.

         From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include those set forth under "Factors That May Affect Future Results" and elsewhere in this Annual Report.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
        The information for this Item has been filed as Item 14(a)(1) in Part IV of this report.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
        None.

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT
         The following table shows the names and ages of the Company's executive officers and directors, and the positions and offices with the Company currently held by each of them:

      Name                                    Age                           Present Position
      ----                                    ---                           ----------------
Richard G. Snyder                              64          President, Chief Executive Officer and Director
Anthony S. Brancato                            60          Executive Vice President-International Military
                                                           Marketing and Training Services
Richard W. Welshhans                           50          Vice President, Chief Financial Officer and Secretary
Derek R. Alden                                 52          Vice President-Commercial and  Entertainment Products
Robert D. Webster                              54          Vice President-Operations
Kelley L. Rexroad                              39          Vice President-Human Resources
Paul G. Waring, Jr.                            35          Corporate Controller and Treasurer
Edward W. Bettke                               69          Director
David R. Fish                                  49          Director
Sydney Gillibrand                              62          Director
Paul L. Harris                                 51          Director
Robert F. Schoultz                             72          Director
Dale R. States                                 69          Director
Stella F. Thayer                               56          Director and Chairman of the Board

         The following sets forth a summary of the business experience, during at least the most recent five years, of each executive officer and director of the Company:

         Richard G. Snyder was elected to the Board of Directors and appointed as President and Chief Executive Officer in February 1990. He also serves on the Government Security Committee. In September 1994, Mr. Snyder was elected to the Board of Directors of Cleaners Hangers Co., a wire hanger and products company. From 1985 until he joined the Company, Mr. Snyder served as President of the Link Tactical Simulation Division of CAE Industries, Ltd., a major producer of commercial and military simulation and training devices. For the 30 years between 1954 and 1985, Mr. Snyder served in various capacities with the Kearfott Division of General Precision, Inc., which was acquired by the Singer Company, and the Link Tactical Simulation Division of The Singer Company (which Division was acquired by CAE Industries, Inc.). His experience in these positions included broad responsibilities for missile and space programs, international business development, program management and contracts.

         Anthony S. Brancato was elected Executive Vice President-Training Services of the Company in September 1990. From 1988 to 1990, Mr. Brancato served as Executive Vice President-Operations of the Company; from 1987 to 1988 as Senior Vice President of RTS; and from 1979 to 1987 as Vice
President-Program Management of the Company.

         Richard W. Welshhans was elected Chief Financial Officer and Secretary of the Company in August 1988, in addition to the position of Vice President-Finance that he held since 1987 and the position of Treasurer that he held until 1995. From 1984 to 1987 he served as Treasurer and Controller of the Company.

         Derek R. Alden was elected Vice President-Commercial and Entertainment Products in April 1994. From 1990 to 1994 he served as Vice President-Engineering. Between 1975 and his joining the Company, Mr. Alden served in a number of marketing and engineering capacities with various divisions of The Singer Company, at that time a major producer of aircraft simulation and training devices. Most recently Mr. Alden held the position of Director Marketing/Business Development.

         Robert D. Webster joined the Company as Vice President-Operations in September 1990. During the previous 15 years Mr. Webster held various positions with Lockheed-Sanders, a company that primarily manufactures countermeasure equipment for the U.S. Government, last serving as Director of Manufacturing for its Operations Division.

         Kelley L. Rexroad was appointed Vice President-Human Resources in August 1992. Since joining the Company in 1990, Ms. Rexroad has served in various capacities within the Company's Human Resources Department, including service as its Senior Director from March through August 1992. Previously, she held increasingly responsible positions at Link Tactical Simulation, a division of then, The Singer Company, in its Public Relations and Human Resources Departments.

         Paul G. Waring, Jr. was elected Treasurer in November 1995, in addition to the position of Corporate Controller that he held since 1993. Previously, Mr. Waring worked nine years with Coopers & Lybrand L.L.P., most recently as Business Assurance Manager.

         Edward W. Bettke has served as a director of the Company since 1981 and is the Chairman of the Audit Committee and a member of the Compensation and Government Security Committees. Mr. Bettke is the former Vice President-Finance and Treasurer of Wyman-Gordon Company, having resigned that position in 1987, in contemplation of his retirement in 1988. Mr. Bettke was also a director of Wyman-Gordon Company until 1988. Wyman-Gordon Company is engaged principally in the engineering, production and marketing of technically advanced forgings. Mr. Bettke had been associated with Wyman-Gordon since 1954. Mr. Bettke was also a director of Quabaug Corporation and regional director of Shawmut Bank, N.A. until 1995. Mr. Bettke is 69 years old.

         David R. Fish has served as a director of the Company since August 3, 1995 and is a member of the Audit and Compensation Committees. Mr. Fish joined British Aerospace in 1967 and served in a number of senior positions before appointment to his current position of Finance Director of the Systems and Services Division of British Aerospace Defence Ltd., a wholly-owned subsidiary of British Aerospace Plc. Mr. Fish is 49 years old.

         Sydney Gillibrand has served as a director of the Company since August 3, 1995 and is a member of the Compensation Committee. Mr. Gillibrand was first employed by British Aerospace in 1950 and held a number of senior positions in production, engineering and international affairs throughout his employment. He was elected to the Board of British Aerospace Plc. in 1987 and most recently, Mr. Gillibrand was Vice Chairman of the Board of Directors of British Aerospace Plc., a position he retired from in June 1995. Mr. Gillibrand is a non-executive director of AMEC Plc., LUCAS Industries Plc. and ICL Plc. Mr. Gillibrand is 62 years old.

         Paul L. Harris, a United States citizen, has served as a director of the Company since June, 1996, and is Chairman of the Compensation Committee and a member of the Audit Committee. He is Senior Vice President and General Manager of British Aerospace Holdings, Inc. and is responsible for managing the company's investments in North America. From 1989-1992 Mr. Harris served as Finance Director of the Commercial Aircraft Division of British Aerospace in London. He currently serves on the Board of Governors of the National Aviation Club in Washington, D.C. and on the Board of Directors of the Washington Dulles Task Force. Mr. Harris is 51 years old.

         Robert F. Schoultz has served as a director of the Company since 1990 and is a member of the Compensation and Government Security Committees. Since 1987, Mr. Schoultz has served as President of Rosco, Inc., a consulting firm providing design, procurement strategy and marketing guidance to firms within the aerospace industry. Prior to that time, Mr. Schoultz enjoyed a distinguished career in the United States Navy, from which he retired with the rank of Vice Admiral after serving as the U.S. Commander Eastern Atlantic, and Deputy Commander in Chief, U.S. Naval Forces, Europe. Mr. Schoultz is 72 years old.

         Dale R. States has served as a director of the Company since 1989 and as a member of the Audit and Compensation Committees and the Chairman of the Government Security Committee. In January 1995, Mr. States was appointed President of Air 4000, Inc. During 1994 and 1995, Mr. States was a director and served in the position of Chief Technical Officer of Astraea Aviation Services, d/b/a Dalfort Aviation, an aircraft maintenance and modification company. During 1992 and 1993, Mr. States was self-employed as a consultant to the aerospace industry. From 1988 to 1992, Mr. States served as President of Astraea Airline Services. Previously, Mr. States served as Executive Vice President and General Manager of Dalfort Corporation, which at that time was the parent company of Braniff, Inc., a major scheduled airline, and President of Dalfort Aviation Services, a leading independent aircraft maintenance, fixed base and training organization. Mr. States is 69 years old.

         Stella F. Thayer has served as Chairman of the Board of the Company since June 1992 and is a member of the Audit, Compensation and Government Security Committees. Mrs. Thayer is a shareholder of the law firm of Macfarlane, Ferguson and McMullen. She also serves as Chairman of the Hillsborough County Aviation Authority. Mrs. Thayer also serves on the Board of Directors of Lykes Energy, Inc. and Tampa Bay Downs, Inc. Mrs. Thayer is 56 years old.

         There are no family relationships among any of the Company's executive officers and directors. Executive officers of the Company serve at the pleasure of the Board of Directors, subject to the terms of any employment agreements with the Company. The term of office of each director of the Company ends at the next annual meeting of the Company's shareholders or when his successor is elected and qualified.

         During 1996, the executive officers and directors of the Company filed with the Securities and Exchange Commission ("the SEC") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them. The Company has relied on written representation of executive officers and directors and copies of the reports they have filed with the SEC in providing this information.

ITEM 11. EXECUTIVE COMPENSATION
         COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors of the Company (the "Committee"), comprised solely of non-management directors of the Company, is responsible for establishing and reviewing each component of the total compensation of the executive officers of the Company and its subsidiaries. Executive officer compensation decisions of the Committee are submitted for approval to the full Board of Directors. The compensation package of each executive officer of the Company is made up of three principal components: base salary; annual variable incentive cash compensation; and long-term incentive compensation. In establishing each of the components of the compensation package for an executive officer, the Committee considers the factors described below but also makes subjective determinations as to ultimate compensation levels.

         The following is a brief description of the Company's current compensation system for executive officers.

         In establishing and maintaining the compensation system for the executive officers of the Company, the Committee makes use of a system in which each executive office of the Company is assigned a Salary Grade range ("Salary Grade") which, among other things corresponds to the level of responsibility associated with the office. This Salary Grade system and the Salary Grade for each executive officer within the Company was developed by the Committee in 1991 with the assistance of an independent compensation consultant and is reviewed periodically by the Committee. Each executive officer of the Company is assigned a Salary Grade upon employment by the Company (or in certain cases upon the adoption of the Salary Grade system in 1991) based upon, among other things, the individual responsibilities of the position. The Salary Grade of an executive officer of the Company is subject to review and revision by the Committee from time to time based upon the experience level of the officer and any changes in the level of responsibility of the office.

         BASE SALARY. For the purpose of determining the base salary component of the Company's executive compensation program, the Committee (with the initial assistance of an independent compensation consultant) assigned a salary range for each Salary Grade. The Committee periodically reviews and revises these salary ranges. In reviewing the applicable salary range for each Salary Grade, the Committee considers, among other factors, salary ranges of comparable positions on both a local and a national scale. The base salary for each executive officer, and any increase or decrease therein, is determined and re-evaluated by the Committee on an annual basis taking into account the applicable salary range of the executive officer's designated Salary Grade and in the case of each executive officer other than the Chief Executive Officer after consideration of the recommendations of the Chief Executive Officer. In establishing and revising the base salary of each executive officer within a Salary Grade, the Committee considers, among other factors, the duties and responsibilities of the position in relation to what individuals with comparable responsibilities earn both locally and nationally, the individual's experience and expertise in the specified disciplines and the individual's annual performance evaluation.

         During 1994 and early 1995, management and the Board of Directors of the Company were concerned with delays experienced in the award of new programs in the Company's Training Devices and Systems Management segments. As a part of the response to the declining backlog and based upon the recommendation of the management of the Company, the Committee delayed base salary increases in 1995 and continued from 1994 the temporary five percent reduction in base salary of each executive officer of the Company whose base salary was in excess of $50,000. Effective April 1, 1995, the temporary five percent reduction in base salary was terminated and the increases in base salary were granted, based primarily upon the booking of a significant program in the Company's Training Device Segment.

         ANNUAL VARIABLE CASH INCENTIVE COMPENSATION. With the assistance of an independent compensation consultant, in 1991, the Company established the Reflectone, Inc. Variable Incentive Compensation Plan ("VICP Plan"), the stated goals of which are to:

         (1) Provide a direct incentive to executive management to improve Company performance, thus tying management to Company goals, values and shareholder interests.

         (2) Reward and compensate executives for outstanding individual performance.

         (3) Compensate executives in a manner to maintain Reflectone's competitive position in the marketplace.

         The overall philosophy of the VICP Plan is that a specified portion of each executive's compensation should be at risk subject to both Company and individual performance, with higher Salary Grades having a higher percentage of overall compensation at risk. Under the VICP Plan, executive officers of the Company are paid cash bonuses based upon a pre-determined formula which takes into account both objective and subjective measurements by the Committee. The measurements include both individual performance and Company performance measured against pre-determined performance goals approved by the Board. During 1996, VICP Plan Awards took into consideration the following factors of Company performance, each of which were weighed equally: (i) bookings of new business, (ii) income from operations and (iii) the net summation of cash and borrowings at December 31, 1996. Based upon a review of the Company's performance during 1996, the Committee established a 1996 performance factor of
1.14 within an overall range of zero to 1.20. Each executive officer of the Company was then assigned an individual performance factor based upon a review by the Chief Executive Officer and/or the Board of Directors.

         LONG-TERM INCENTIVE COMPENSATION. Prior to 1997, the long-term incentive component of the Company's compensation system consisted primarily of the grant of incentive stock options. To date, stock options have been awarded under the Company's 1994 Stock Option Plan, 1990 Stock Option Plan and 1982 Incentive Stock Option Plan, all of which have been approved by the shareholders of the Company. Awards of stock options to date have been at the discretion of the Committee taking into consideration numerous factors, including the individual's Salary Grade, salary and performance. The Committee granted stock options for an aggregate of 41,500 and 56,000 shares of common stock in 1996 and 1995, respectively, under the Company's 1994 Stock Option Plan.

         Effective January 1, 1997, the Company established the Reflectone, Inc. 1997 Long-Term Incentive Plan ("LTIP") to replace future grants of stock options under the Company's 1994 Stock Option Plan. The objective of the LTIP is to reward each executive of the Company for increasing the value of the business as measured over a period of three years. Awards earned under the plan are paid in cash, one-half after the completion of the three-year performance period and one-half one year later. The LTIP provides for an award pool consisting of a portion of the return on shareholders' equity above an 18% three-year average return on equity. The award escalates with increases in the average three-year return on equity to a maximum of 25% of the earnings above a 30% average return on equity. Based upon earnings forecasted in the Company's strategic plans, the targeted award pool for the 1997 through 1999 period has been established at $412,000. If earned, this award will be paid to the executives one-half in each of the years 2000 and 2001.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. As with all executive officers of the Company, Mr. Snyder's compensation consists primarily of base salary, annual variable incentive cash compensation and long-term incentive compensation in the form of stock options. Mr. Snyder's employment with the Company is pursuant to a one-year employment agreement. Mr. Snyder's base compensation was established pursuant to arm's-length negotiations between the Company and Mr. Snyder in 1990 and is reviewed by both Mr. Snyder and the Committee annually. Mr. Snyder's base salary was increased to $240,000 in 1996 from $205,000. During 1994 and until April 1995, Mr. Snyder was subject to the temporary five percent salary reduction discussed above. Mr. Snyder's VICP award for 1996 was established at $125,000 by the Committee taking into account his performance and the overall performance of the Company. Mr. Snyder was awarded 10,000 stock options in 1996 under the 1994 Stock Option Plan.

                                        Paul L. Harris, Chairman
                                        Stella F. Thayer
                                        Edward W. Bettke
                                        David R. Fish
                                        Sydney Gillibrand
                                        Robert F. Schoultz
                                        Dale R. States

         The following table summarizes the annual compensation and long-term compensation paid or accrued by the Company during the years indicated to the Company's chief executive officer and the Company's other four most highly compensated executive officers (the "Named Executive Officers"). The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payments during the years indicated.


                                        SUMMARY COMPENSATION TABLE
                                                                                              Long-Term
                                                                                             Compensation
                                                   Annual Compensation                          Awards
                                   ------------------------------------------------          ------------
                                                                                             Securities
Name                                                                  Other Annual           Underlying   All Other
and Principal Position             Year    Salary(1)    Bonus       Compensation(2)            Options    Compensation(3)
----------------------             ----    ---------   --------     ---------------          ------------ ---------------
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
Richard G. Snyder(4)               1996    $238,665    $125,000         $10,916                10,000         $47,873
                                   1995     202,047     106,600          11,969                14,000          45,669
                                   1994     195,145        -             12,364                16,000          42,370
EXECUTIVE OFFICERS
Anthony S. Brancato                1996     148,845      52,200             -                   5,500          18,424
Executive Vice President -         1995     141,433      53,800             -                   8,500          14,318
International Military             1994     133,682        -                -                   8,000          10,263
Marketing and Training
Services

Frank T. Tobin, Sr. (5)            1996     144,594      47,900             -                   5,500          16,219
Vice President - Military          1995     130,988      49,850             -                   8,500          12,873
Products                           1994     123,823        -                -                   8,000           9,226

Robert D. Webster                  1996     141,740      46,900             -                   5,500          15,197
Vice President - Operations        1995     131,822      47,050             -                   8,500          12,146
                                   1994     119,401        -                -                   8,000           8,257

Richard W. Welshhans               1996     124,250      38,600             -                   5,000          13,045
Vice President, Chief              1995     117,978      37,600             -                   8,000          10,598
Financial Officer and              1994     112,255        -                -                   8,000           7,443
Secretary

_______________
(1) For a portion of 1994 and 1995 salaries reflect a temporary five percent reduction as described in "Compensation Committee Report."
(2)      Includes memberships and automobile allowance.
(3) Includes Company contributions to the Reflectone, Inc. Savings, Investment and Employee Benefit Plan, supplemental retirement arrangements, excess group term life insurance and additional insurance policies.
(4) The Company has an agreement with Mr. Snyder, dated as of January 18, 1990, which provides for his employment and was recently extended for another year, at a minimum annual compensation of $180,000. In addition, the agreement provides for a $10,000 annual non-accountable automobile allowance, a $500,000 term life insurance policy for the benefit of the estate or other designated beneficiary of Mr. Snyder, a supplemental long-term disability policy payable to age 65 such that a total disability benefit would be at least $175,000 per year, and the supplemental retirement benefits described at "Other Compensation Arrangements - Supplemental Retirement Arrangements."
(5)      Mr. Tobin's employment with the Company terminated on January 15,
         1997.

         The following table sets forth information concerning options granted during the year ended December 31, 1996, under the Company's 1994 Stock Option Plan to the Named Executive Officers. The Company did not grant any stock appreciation rights during the year.

                                                OPTION GRANTS IN LAST YEAR
                                                                                                     Potential Realizable
                                                                                                   Value at Assumed Annual
                                                                                                            Rates
                                                                                                        of Stock Price
                                                                                                        Appreciation
                                                       Individual Grant                                for Option Term
                              ----------------------------------------------------------------     -----------------------
                              Number of
                              Securities      % of Total
                              Underlying   Options Granted
                               Options     to Employees in   Exercise or
                               Granted                        Base Price        Expiration
          Name                   (#)             1996         ($/Share)            Date             5% ($)         10% ($)
-----------------------       ----------   ---------------   -----------     -----------------     --------        --------
Richard G. Snyder               10,000          24.1%          $18.50        February 13, 2006     $131,400        $342,800
Anthony S. Brancato              5,500          13.3            18.50        February 13, 2006       72,300         188,600
Frank T. Tobin, Sr. (2)          5,500          13.3            18.50        February 13, 2006       72,300         188,600
Robert D. Webster                5,500          13.3            18.50        February 13, 2006       72,300         188,600
Richard W. Welshhans             5,000          12.0            18.50        February 13, 2006       65,700         171,400

________________________

(1) The dollar amounts under these columns are the result of calculations at the hypothetical 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's common stock price. The option term is 10 years.
(2)    Mr. Tobin's employment with the Company terminated on January 15, 1997.

       The following table provides certain information concerning aggregate stock option exercises in 1996 and stock option values as of December 31, 1996, for unexercised stock options held by each of the Named Executive Officers. No stock appreciation rights are outstanding.

                                       AGGREGATED OPTION EXERCISES LAST FISCAL YEAR AND
                                                   YEAR-END OPTION VALUES

                               Shares
                            Acquired on                         Number of Unexercised            Value of Unexercised
                              Exercise        Value                   Options at                 In-The-Money Options
          Name                  (#)          Realized                Year End (#)                   at Year-End (1)
------------------------    ------------    -----------    ------------------------------    ------------------------------
                                                           Exercisable      Unexercisable    Exercisable      Unexercisable
                                                           -----------      -------------    -----------      -------------
Richard G. Snyder              75,000        $1,164,500         13,750             40,000       $155,375           $272,500
Anthony S. Brancato             5,000            93,750         14,875             22,000        172,875            148,375
Frank T. Tobin, Sr. (2)         5,000            49,000           -                22,000           -               148,375
Robert D. Webster               8,125            94,925           -                22,000           -               148,375
Richard W. Welshhans            4,375            49,438           -                21,000           -               144,500

________________________
(1) Based upon the closing sale price of $18.00 per share of common stock on December 31, 1996, as reported in the Nasdaq National Market.
(2)    Mr. Tobin's employment with the Company terminated on January 15, 1997.

COMMON STOCK PERFORMANCE

       As part of the executive compensation information presented in this Annual Report on Form 10-K, the SEC requires a five-year comparison of stock performance for the Company with stock performance of a broad equity index such as the Dow Jones Industrial Average and either a published index or a Company-constructed peer group index.

       The following graph compares the cumulative total stockholder return on the common stock of the Company for the last five calendar years, with the cumulative total return on the Dow Jones Industrial Average and the Dow Jones Aerospace and Defense Sector for the same period. (Assuming the investment of $100 in the Company's common stock, the Dow Jones Industrial Average and the Dow Jones Aerospace and Defense Sector on December 31, 1991):

                                             1991         1992        1993         1994         1995         1996
                                            ------       ------      ------       ------       ------       ------
Reflectone, Inc.                            100.00       108.20      151.64       139.34       225.41       286.89
Dow Jones Aerospace
       & Defense Sector                     100.00       104.27      134.74       151.53       263.51       350.18
Dow Jones Industrial
       Average                              100.00       107.33      125.52       131.83       180.54       232.37

       The average annual compound growth rate for the Company's stock over the last five year period was 23.46% compared to 28.49% for the Aerospace and Defense Sector, and 18.37% for the Dow Jones Industrial Average.

       There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future stock performance.

OTHER COMPENSATION ARRANGEMENTS

I.   VARIABLE INCENTIVE COMPENSATION PLAN

       The Company maintains a Variable Incentive Compensation Plan pursuant to which senior personnel, including each of the Named Executive Officers, are entitled to receive cash bonuses. Under the current plan, the amount of the bonuses cannot exceed 60% of base salary in the case of the President, and 38% in the case of other executive officers. The amount of the bonus is based on a pre-determined formula which takes into account both objective and subjective measurements by the Compensation Committee. The measurements include both individual performance and Company performance measured against pre-determined performance goals approved by the Board. During 1996, VICP Plan Awards took into consideration the following factors of Company performance, each of which were weighed equally: (i) bookings of new business, (ii) income from operations and (iii) the net summation of cash and borrowings at December 31, 1996. Bonus amounts earned under the Plan for the year ended December 31, 1996 are provided in the Summary Compensation Table.

II.   RETIREMENT PLANS

         The Company maintains the Reflectone, Inc. Savings, Investment and Employee Benefit Plan (the "Plan") which covers all eligible employees of the Company and certain employees of its subsidiary, Reflectone Training Systems, Inc. The Plan provides for the Company to make contributions, the amount of which are at the discretion of the Board of Directors, which may not exceed applicable federal income tax limitations. Participants may also make voluntary contributions. Each employee who has completed at least six months of continuous employment and 1,000 hours of service is eligible to participate. Directors who are not also full-time employees of the Company are not eligible to participate in the Plan. Allocations are made to each participant employed on the last day of each plan year based on years of service and annual compensation, excluding discretionary bonuses, and are subject to graduated vesting during the first seven years of employment. The Plan also provides for contributory profit sharing contributions in an amount equal to 50% of the employee's participation to a maximum of 3% of eligible wages, subject to applicable federal income tax limitations. The employee's interest in the Company's matching contribution is subject to graduated vesting during the first five years of employment.

         The Company's contributions to the accounts of the Named Executive Officers, during the year ended December 31, 1996, under the Plan are included in the Summary Compensation Table.


III.  SUPPLEMENTAL RETIREMENT ARRANGEMENTS

         The Company currently has an agreement with Mr. Snyder to provide retirement benefits substantially equal to those that would have been provided by his previous employer. Pursuant to the agreement, the Company maintains a trust for the benefit of Mr. Snyder and a designated beneficiary, and contributes amounts to fund the agreement not later than 90 days subsequent to each year-end. During 1996, the Company accrued $7,680 and funded $20,471 of previously accrued amounts with respect to this arrangement.

      EMPLOYEE STOCK PURCHASE PLAN

         Employees of the Company (including officers and those directors who are also employees) and its subsidiary are currently eligible to participate in the Reflectone, Inc. Employee Stock Purchase Plan ("ESPP"). Each eligible employee may purchase shares through payroll deductions at a maximum rate of 10%. The purchase price is 90% of the closing price on the designated dates of purchase. None of the Named Executive Officers participated in the ESPP.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         The following table sets forth, as of February 25, 1997: (i) certain information concerning the ownership of the common stock of the Company, and the addresses of, each person who is known by the Company to own of record or beneficially more than 5% of the outstanding common stock of the Company; and
(ii) certain information concerning ownership of the common stock of the Company by each of the Company's named officers and directors and all directors and executive officers as a group, based upon reports filed by such persons. Except as otherwise indicated, (i) the shareholders listed in the table have sole voting and investment power with respect to the shares indicated and (ii) the address of each shareholder is to the care of Reflectone, Inc., 4908 Tampa West Boulevard, Tampa, Florida 33634.

Name and Address of                                            Number of Shares              Percentage
Beneficial Owners                                              Beneficially Owned (1)        of Class
-----------------                                              ----------------------        ----------
British Aerospace, Plc.
Farnborough Aerospace Centre
Farnborough, Hampshire GU14 6YU
England
------and------
British Aerospace Holdings, Inc.
1500 Conference Center Drive
Suite 200
Chantilly, VA  20151-3819                                           1,375,000(2)               48.0%(3)

Fidelity Management & Research Company
82 Devonshire Street
Boston, MA 02109                                                      205,500(4)                7.2%

Edward W. Bettke                                                        1,978                     *
David R. Fish                                                               0                     *
Sydney Gillibrand                                                           0                     *
Paul L. Harris                                                              0                     *
Robert F. Schoultz                                                      1,000                     *
Richard G. Snyder                                                      36,000(5)                1.3%
Dale R. States                                                              0                     *
Stella F. Thayer                                                        6,750(6)                  *

Anthony S. Brancato(7)                                                 24,216                     *
Frank T. Tobin(8)                                                       5,075                     *
Robert D. Webster                                                           0                     *
Richard W. Welshhens                                                        0                     *

All Directors and
Executive Officers as
a group (15 persons)(9)                                                96,128                   3.4%

________________________
*      Less than one percent.
(1) Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Securities and Exchange Act of 1934, as amended. Shares of the Company's common stock issuable pursuant to options, warrants and convertible securities, to the extent such securities are currently exercisable or convertible, or are exercisable or convertible within 60 days of February 25, 1997, are treated as outstanding for computing the percentage of the person holding such securities but are not treated as outstanding for computing the percentage of any other person (regardless of whether such options or warrants are currently in-the-money).
(2) British Aerospace Holdings, Inc. ("Holdings") may be deemed to share voting and investment power with British Aerospace Plc. In addition to the shares of common stock, Holdings beneficially owns 50,000 shares of the Company's 8% ($14.08 per share annual dividend) cumulative preferred stock and warrants to purchase 78,261 shares of the Company's common stock. The preferred stock is convertible by British Aerospace into 500,000 shares of common stock.

(3) If all the shares of preferred stock held by British Aerospace were converted to common stock and all warrants to purchase common stock were exercised, British Aerospace would hold 1,953,261 shares of common stock, representing approximately 56.7% of the then-outstanding shares of common stock. If currently outstanding options for an aggregate of 219,071 shares were also exercised by third parties, British Aerospace would hold approximately 53.3% of the then-outstanding common stock.
(4) Based upon a Schedule 13G dated February 14, 1997, filed by Fidelity Management & Research Company.
(5) Includes 13,750 shares issuable upon the exercise of options exercisable within 60 days of February 25, 1997, 21,000 shares owned by him, and 1,250 shares held by his children, as to which Mr. Snyder disclaims beneficial ownership.
(6) Includes 2,500 shares currently owned by Mrs. Thayer and 4,250 shares held by members of her immediate family, as to which Mrs. Thayer disclaims beneficial ownership.
(7) Includes 14,875 shares issuable upon the exercise of options exercisable within 60 days of February 25, 1997, 8,091 shares owned by him and 1,250 shares held by his spouse, as to which Mr. Brancato disclaims beneficial ownership.
(8)    Mr. Tobin's employment with the Company terminated on January 15, 1997.
(9) Includes 44,750 shares issuable upon exercise of options exercisable within sixty days of February 25, 1997.


ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
       From time to time, the Company enters into various transactions with British Aerospace. British Aerospace Holdings, Inc. ("BAeHI") a wholly owned subsidiary of British Aerospace Plc. ("BAe") is the Company's principal shareholder, see Item 12 of this report. All contracts and agreements with British Aerospace are reviewed and approved by a subcommittee comprising all members of the Audit Committee other than Mr. Fish. The Company's management and the members of the Board responsible for reviewing the various transactions, believe that each transaction has been or is on terms no less favorable to the Company than if unaffiliated parties had been involved.

       ACQUISITION. On June 21, 1993, the Company purchased from BAe all of the issued and outstanding shares of common stock of British Aerospace Simulation, Ltd. which had been a wholly owned subsidiary of BAe. The acquired entity has been renamed Reflectone UK Limited ("RUKL"). RUKL, with its facilities in Filton, England, designs, develops and manufactures, through sophisticated electronic computer simulation, tactical air defense trainers, electronic warfare training systems and visual air traffic control simulators. RUKL's products are complementary to other products produced in the Company's Training Devices Segment and are marketed worldwide to government and commercial customers.

       RTC - DULLES MANAGEMENT AGREEMENT. Prior to January 1, 1996, the Company's management agreement with British Aerospace to manage its flight training center near Washington D.C.'s Dulles International Airport required the Company to pay a facility fee based, in part, on the achievement of specified levels of revenues at the training center. For the years ended December 31, 1995 and 1994, the Company paid facility fees in the amount of approximately $2.2 million and $1.7 million, respectively, which included fees approximating $1,385,000 and $966,000, respectively, based on revenues. In addition, during 1995 and 1994 the Company recognized approximately $2.9 million and $1.5 million, respectively, in revenues at the Dulles Training Center from the sale of training services to British Aerospace.

       Effective January 1, 1996 the management agreement to manage the British Aerospace owned training center was modified. Under the terms of the revised management agreement, the Company receives a fixed fee of $500,000 annually and is reimbursed by British Aerospace for the Company's costs associated with operating the Dulles Center. For the year ended December 31, 1996, the Company recognized approximately $3.6 million in revenues from managing the Dulles Training Center.

       SIMULATION EQUIPMENT. The Company enters into contracts or reaches agreements for the sale of military and commercial simulation equipment with various entities within British Aerospace. The aggregate amount of such contracts received subsequent to 1987, and their associated backlog at December 31, 1996, approximated $129.2 million and $16.3 million, respectively. During the year ended December 31, 1996, new program awards were received from British Aerospace approximating $11.3 million. Revenues derived from such contracts during the year approximated $19.9 million and the related cost of sales approximated $16.6 million. On all British Aerospace simulation device programs through December 31, 1996, revenues have aggregated $112.9 million and the cost of sales have aggregated $92.5 million.

       INSURANCE COVERAGE. The Company has an arrangement with British Aerospace whereby the majority of the Company's commercial insurance coverages are provided as an additional named insured under policies and programs providing like coverages to British Aerospace. Some of the coverage is underwritten by BAe Insurance, Ltd., a captive insurer wholly owned by British Aerospace. In future renewals the Company expects to continue to obtain its insurance coverage in conjunction with British Aerospace under similar arrangements. For coverage provided by British Aerospace or by third party insurers as an additional named insured on British Aerospace policies during 1996, the Company incurred premium costs totaling approximately $949,000.

       FORWARD EXCHANGE CONTRACTS. The Company has entered into forward exchange contracts to purchase British pounds to which British Aerospace is the counterparty. These agreements were entered into to reduce the Company's exposure to foreign currency exchange risk associated with payments for major subcontractor elements and other requirements of the C-130J program with Lockheed Martin Corporation ("LMC"). At December 31, 1996, the Company had $4.3 million of forward exchange contracts outstanding to purchase British pounds.

       LOAN AGREEMENTS. BAe fully guarantees the Company's revolving credit facility with Wachovia Bank of Georgia, N.A. The facility provides for maximum borrowings of $2 million and expires on August 7, 1997. In addition, British Aerospace fully guarantees the Company's letter of credit facility with Lloyds Bank, Plc., New York. Under this facility, the Company may issue irrevocable standby letters of credit and bank guarantees aggregating to a maximum of $35 million. The Lloyds' facility matures on October 31, 1997. Also, the Company maintains two loan facilities (the "working capital facility" and the "C-130J facility") with BAe Finance, Inc. ("BAe Finance"), a wholly owned subsidiary of BAeHI. The working capital facility provides for borrowings aggregating up to $10.0 million and the C-130J facility provides for borrowings aggregating up to $40.0 million. Draws under the C-130J facility are limited to actual costs incurred by the Company and RUKL on the United Kingdom C-130J contract with LMC. The BAe Finance agreements mature on August 7, 1997.

       Pursuant to the terms of an Agreement for Credit Availability dated as of November 20, 1996, British Aerospace has agreed, subject to its continued ownership of a majority of the Company, to continue to provide or guarantee the Company's current credit facilities at their current levels through August 7, 1997. Renewal of the Company's credit facilities beyond August 7, 1997 is, in large part, dependent upon British Aerospace's willingness to continue to provide or guarantee these facilities. By means of a letter dated January 31, 1997, British Aerospace has represented to the Company that it intends to continue to provide or guarantee the Company's credit facilities and to provide sufficient financing for the C-130J program until payment is received from LMC, as long as financing is not available to the Company without recourse to British Aerospace and British Aerospace continues to hold, or has the ability to hold through the exercise of preferred stock conversion rights and warrants to purchase common stock, a majority ownership position in the Company. Based on the foregoing representations of British Aerospace, management anticipates that the Company's current credit facilities will be renewed annually. The Company's credit facilities and the Agreement for Credit Availability with British Aerospace contain certain covenants which, among other things, require:
(i) the Company to be current with respect to the payment of dividends on its
8%

Cumulative Convertible Preferred Stock prior to any draw under the British Aerospace provided facilities, (ii) the Company to pay British Aerospace a facility fee of 50 basis points per annum on the maximum aggregate availability ($87.0 million) of the credit facilities provided or guaranteed by British Aerospace, and (iii) the Company to pay British Aerospace a guarantee fee of 3.25% per annum on amounts outstanding under the Company's $2.0 million revolving line of credit facility with Wachovia Bank of Georgia, N.A. As required under the Company's 1995 Agreement for Credit Availability, the Company issued to British Aerospace warrants to purchase 78,261 shares of the Company's common stock at any time prior to August 7, 2005, at an exercise price equal to the lesser of (i) $11.50 per share (the price of the common stock of the Nasdaq National Market on August 7, 1995, the date of the execution of the Agreement for Credit Availability), or (ii) the per share market price of the Company's common stock on the date(s) of the exercise of the warrants. In addition, the Company's current Agreement for Credit Availability requires that the Company obtain the prior approval by British Aerospace for all material capital investment expenditures as defined in the Agreement for Credit Availability.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

         (a)(1) CONSOLIDATED FINANCIAL STATEMENTS :


                                                                     Sequential
         Description                                                Page Number
         -----------                                                -----------
         Report of Independent Certified Public Accountants              32

         Consolidated Balance Sheets as of December 31, 1996 and 1995    33

         Consolidated Statements of Operations for the years ended
         December 31, 1996, 1995 and 1994                                34

         Consolidated Statements of Cash Flows for the years ended
         December 31, 1996, 1995 and 1994                                35

         Consolidated Statements of Changes in Shareholders' Equity
         for the years ended December 31, 1996, 1995 and 1994            36

         Notes to the Consolidated Financial Statements                  37

         Reports of Other Auditor                                        56



         (a)(2) FINANCIAL STATEMENT SCHEDULES:


         All schedules have been omitted inasmuch as the required information is not present or not present in amounts sufficient to require submission of the schedule, or because the information required is included in the Company's Consolidated Financial Statements, including the notes thereto.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                                ______________


To the Board of Directors and Shareholders
Reflectone, Inc.


We have audited the consolidated financial statements of Reflectone, Inc. and Subsidiaries listed in Item 14(a)(1) of this Form 10-K. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Reflectone UK, Ltd., a wholly owned subsidiary, which statements reflect total assets constituting 44 and 33 percent of the related consolidated totals as of December 31, 1996 and 1995, respectively, and total revenues constituting 30, 20, and 8 percent of the related consolidated totals for each of the three years in the period ended December 31, 1996. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Reflectone UK, Ltd., is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Reflectone, Inc. and Subsidiaries as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

Tampa, Florida
February 14, 1997

Reflectone, Inc. and Subsidiaries
Consolidated Balance Sheets

December 31
--------------------------------------------------------------------------------------------------------------
ASSETS                                                                          1996                   1995
--------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    Cash and cash equivalents                                              $  8,540,201           $  4,582,021
    Investments - restricted                                                  3,000,000                  -
    Receivables - non-affiliate                                              37,638,004             26,101,185
    Receivables - affiliate                                                   4,288,662                628,922
    Current installments of long-term
      note receivable                                                             -                  3,558,000
    Net deferred tax assets                                                   2,504,000              1,050,000
    Prepaid expenses and other current assets                                 1,715,080              1,480,190
                                                                           ------------           ------------
      Total current assets                                                   57,685,947             37,400,318
PROPERTY, PLANT & EQUIPMENT, NET                                              9,235,595              7,881,699
INVESTMENTS - RESTRICTED                                                      2,000,000              5,000,000
OTHER ASSETS                                                                    159,918                441,568
                                                                           ------------           ------------
                                                                           $ 69,081,460           $ 50,723,585
                                                                           ============           ============

LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
    Accounts payable                                                       $ 10,334,520           $  9,980,857
    Due to affiliate                                                          2,089,777              1,995,079
    Borrowings on line of credit - affiliate                                  4,669,713              6,513,666
    Advance billings                                                         18,897,097              7,832,601
    Accrued employee compensation and benefits                                4,595,564              4,218,694
    Federal and state taxes payable                                             751,209                827,263
    Other accrued expenses and liabilities                                    3,783,890              2,876,178
                                                                           ------------           ------------
      Total current liabilities                                              45,121,770             34,244,338
                                                                           ------------           ------------
DEFERRED GAIN ON SALE OF EQUIPMENT                                            2,200,567              2,503,747
                                                                           ------------           ------------
COMMITMENTS AND CONTINGENCIES (Notes 6 and 11)
SHAREHOLDERS' EQUITY
    Convertible preferred stock - par value $1.00;
      authorized - 50,000 shares; issued and
      outstanding - 50,000 shares of 8% cumulative
      convertible preferred stock (liquidating
      preference $176 per share, aggregating
      $8,800,000)                                                                50,000                 50,000
    Common stock - par value $.10; authorized -
      10,000,000 shares; issued and outstanding -
      2,864,235 and 2,750,255 shares                                            286,423                275,025
    Additional paid-in capital                                               32,630,276             31,741,011
    Cumulative translation adjustment                                           560,094                734,705
    Accumulated deficit                                                     (11,767,670)           (18,825,241)
                                                                           ------------           ------------
      Total shareholders' equity                                             21,759,123             13,975,500
                                                                           ------------           ------------
                                                                           $ 69,081,460           $ 50,723,585
                                                                           ============           ============

See accompanying notes to consolidated financial statements.

REFLECTONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS



Years Ended December 31
--------------------------------------------------------------------------------------------------------------
                                                        1996                    1995                   1994
--------------------------------------------------------------------------------------------------------------
REVENUES
    Non-affiliate                                  $ 75,917,174            $ 70,442,485           $ 60,405,499
    Affiliate                                        24,352,257              23,081,754              4,732,685
                                                   ------------            ------------           ------------

                                                    100,269,431              93,524,239             65,138,184
                                                   ------------            ------------           ------------
COST AND EXPENSES
    Cost of sales
      Non-affiliate                                  68,595,153              64,530,189             57,576,313
      Affiliate                                      19,862,536              18,402,800              4,061,986
                                                   ------------            ------------           ------------
                                                     88,457,689              82,932,989             61,638,299

    General and administrative                        4,152,406               3,396,243              5,408,289
                                                   ------------            ------------           ------------

                                                     92,610,095              86,329,232             67,046,588
                                                   ------------            ------------           ------------

INCOME (LOSS) FROM OPERATIONS                         7,659,336               7,195,007             (1,908,404)
                                                   ------------            ------------           ------------

OTHER INCOME (EXPENSE)
    Interest income                                     590,243                 734,397                243,679
    Interest expense                                   (386,517)             (2,411,978)            (1,193,459)
    Foreign currency transactions
      gain (loss)                                       464,616                 (97,425)               (62,729)
    Other                                               205,330                (107,909)                71,612
                                                   ------------            ------------           ------------

                                                        873,672              (1,882,915)              (940,897)
                                                   ------------            ------------           ------------

INCOME (LOSS) BEFORE INCOME TAXES                     8,533,008               5,312,092             (2,849,301)

PROVISION FOR INCOME TAXES                              771,437                 770,553                200,000
                                                   ------------            ------------           ------------

NET INCOME (LOSS)                                     7,761,571               4,541,539             (3,049,301)

PREFERRED STOCK DIVIDENDS                               704,000                 704,000                704,000
                                                   ------------            ------------           ------------

NET INCOME (LOSS) APPLICABLE TO
    COMMON SHAREHOLDERS                            $  7,057,571            $  3,837,539           $ (3,753,301)
                                                   ============            ============           ============

NET INCOME (LOSS) PER COMMON AND
    COMMON EQUIVALENT SHARE
      Primary                                      $       2.38            $       1.36           $      (1.35)
                                                   ============            ============           ============
      Fully diluted                                $       2.23            $       -              $       -
                                                   ============            ============           ============

See accompanying notes to consolidated financial statements.

REFLECTONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31
---------------------------------------------------------------------------------------------------------------
                                                             1996                  1995                 1994
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                    $  7,761,571         $   4,541,539        $  (3,049,301)
   Depreciation and amortization                           1,833,257             2,306,590            1,894,038
   Deferred income taxes                                  (1,454,000)           (1,050,000)               -
   Issuance of warrants                                      340,653               243,323                -
   Change in assets and liabilities:
     Decrease (increase) in receivables
       Non-affiliate                                     (11,508,200)           (5,434,367)          (7,519,764)
       Affiliate                                          (3,655,622)            2,352,096               50,518
     Decrease in inventory                                     -                 4,268,842              141,189
     Decrease (increase) in prepaid expenses
       and other current assets                             (218,630)               24,686             (799,820)
     Increase in accounts payable                             24,715             2,993,026            2,028,299
     Increase (decrease) in due to affiliate                  32,821              (784,317)            (880,385)
     Increase (decrease) in advance billings              10,975,745             6,040,108             (758,673)
     Increase (decrease) in accrued employee
       compensation and benefits                             346,416             1,177,779              (45,167)
     Increase(decrease) in other accrued
       expenses and liabilities                              840,707            (1,125,970)            (612,141)
     Other                                                   (12,364)              460,981             (461,644)
                                                        ------------         -------------        -------------
NET CASH PROVIDED BY (USED FOR)
   OPERATING ACTIVITIES                                    5,307,069            16,014,316          (10,012,851)
                                                        ------------         -------------        -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                   (3,120,098)           (1,427,178)          (7,743,609)
   Collection of long-term notes receivable                3,558,000               535,053            1,030,790
   Proceeds from sale and leaseback of
     equipment                                                 -                     -               10,000,000
   Proceeds from sale of equipment                             -                 8,648,963                -
   Escrow of funds as required by
     lease agreement                                           -                     -               (5,000,000)
                                                        ------------         -------------        -------------
NET CASH PROVIDED BY (USED FOR)
   INVESTING ACTIVITIES                                      437,902             7,756,838           (1,712,819)
                                                        ------------         -------------        -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Paydowns under line-of-credit
     agreements                                         (279,463,085)         (217,562,984)        (153,787,650)
   Borrowings under line-of-credit
     agreements                                          277,619,132           191,402,453          171,287,050
   Proceeds from sales of common stock                       560,010               349,263               95,054
   Dividends on preferred stock                             (704,000)             (704,000)            (704,000)
                                                        ------------         -------------        -------------
NET CASH PROVIDED BY (USED FOR)
   FINANCING ACTIVITIES                                   (1,987,943)          (26,515,268)          16,890,454
                                                        ------------         -------------        -------------
NET INCREASE (DECREASE) IN CASH                            3,757,028            (2,744,114)           5,164,784
CASH AND CASH EQUIVALENTS AT
   BEGINNING OF PERIOD                                     4,582,021             7,329,914            2,160,241
EFFECT OF EXCHANGE RATE CHANGES ON CASH                      201,152                (3,779)               4,889
                                                        ------------         -------------        -------------
CASH AND CASH EQUIVALENTS AT
   END OF PERIOD                                        $  8,540,201         $   4,582,021        $   7,329,914
                                                        ============         =============        =============



See accompanying notes to consolidated financial statements.

REFLECTONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

                                     Convertible                                                     Foreign
                                   Preferred Stock         Common Stock             Additional       Currency
                                  -----------------     --------------------         Paid-In        Translation       Accumulated
                                  Shares     Amount     Shares       Amount          Capital        Adjustment          Deficit
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1993      50,000    $50,000    2,665,108    $266,511       $31,765,886       $778,193         $(19,613,479)
Shares issued
  - exercise of stock options      -         -             9,900         990            49,173          -                    -
  - employee stock plans           -         -             6,325         632            44,258          -                    -
Cash dividends
  - preferred at $14.08 per share  -         -             -             -            (704,000)         -                    -
Translation adjustment             -         -             -             -               -            (26,700)               -
Net loss                           -         -             -             -               -              -               (3,049,301)
                                  -------------------------------------------------------------------------------------------------
Balance at December 31, 1994      50,000     50,000    2,681,333     268,133        31,155,317        751,493          (22,662,780)
Shares issued
  - exercise of stock options      -         -            65,711       6,571           310,214          -                    -
  - employee stock plans           -         -             3,211         321            32,157          -                    -
Warrants issued                    -         -             -             -             243,323          -                    -
Cash dividends
  - preferred at $14.08 per share  -         -             -             -               -              -                 (704,000)
Translation adjustment             -         -             -             -               -            (16,788)               -
Net income                         -         -             -             -               -              -                4,541,539
                                  ------------------------------------------------------------------------------------------------
Balance at December 31, 1995      50,000     50,000    2,750,255     275,025        31,741,011        734,705          (18,825,241)
SHARES ISSUED
  - EXERCISE OF STOCK OPTIONS      -         -           112,500      11,250           523,994          -                    -
  - EMPLOYEE STOCK PLANS           -         -             1,480         148            24,618          -                    -
WARRANTS ISSUED                    -         -             -             -             340,653          -                    -
CASH DIVIDENDS
  - PREFERRED AT $14.08 PER SHARE  -         -             -             -               -              -                 (704,000)
TRANSLATION ADJUSTMENT             -         -             -             -               -           (174,611)               -
NET INCOME                         -         -             -             -               -              -                7,761,571
                                  ------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 1996      50,000    $50,000    2,864,235    $286,423       $32,630,276       $560,094         $(11,767,670)
                                  ================================================================================================




See accompanying notes to consolidated financial statements.

REFLECTONE, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business - Reflectone, Inc. designs and manufactures high fidelity, full-flight simulators and electronic training systems and provides a broad range of simulator-based training and training support services. The Company's products and services are marketed worldwide to military, commercial, entertainment and industrial customers. The Company's two manufacturing facilities are located in Tampa, Florida and Filton, England.

Estimates Reflected in the Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Principles of Consolidation - The consolidated financial statements include the accounts of Reflectone, Inc. and its wholly owned subsidiaries, Reflectone Training Systems, Inc. and Reflectone UK Limited ("RUKL"), (the Company). All significant intercompany transactions and balances have been eliminated in consolidation. The Company is approximately 48% owned by British Aerospace Holdings, Inc., and has various relationships, contracts and agreements with entities affiliated with British Aerospace, Plc. which are herein singularly or collectively referred to as "British Aerospace".

Foreign Currency Translation - The financial information of the Company's foreign subsidiary in the United Kingdom is translated to U.S. dollars in accordance with the Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation." All balance sheet accounts are translated at the current exchange rate, and statement of operations items are translated at the average exchange rate for the applicable period. Any resulting translation adjustments are made directly to a separate component of shareholders' equity. Foreign currency gains and losses resulting from transactions are included in results of operations.

Statement of Cash Flows - Cash and cash equivalents for purposes of reporting consolidated cash flows include cash on deposit and amounts due from banks maturing within 90 days of purchase. Cash flows associated with items intended as hedges of identifiable transactions or events are classified in the same category as the cash flows from the items being hedged. Cash paid for interest, net of amounts capitalized, was approximately $427,000, $2,476,000, and $1,205,000 in the years ended December 31, 1996, 1995 and 1994, respectively. Cash paid for federal and state income taxes was approximately $2,313,000 and $1,276,000 in the years ended December 31, 1996 and 1995, respectively. In the year ended December 31, 1994 there was no cash paid for federal or state income taxes. Financing and investing activities not affecting cash during the periods reported included the June 1994 receipt of a promissory note for approximately $4.4 million resulting from the sale of a simulator.

Revenue Recognition - For financial reporting purposes, long-term contract revenue is recognized using the percentage of completion method of accounting, under which the sales value of performance is recognized on the basis of the percentage each contract's cost to date bears to the total estimated cost. The recognition of profit, based upon anticipated final program costs, is made only after evaluation of the program status at critical program milestones. Revisions in estimated program costs at completion are reflected in the period during which facts and circumstances necessitating such change first become known. Due to uncertainties inherent in the estimation process, it is reasonably possible that estimated costs at completion on programs currently in process will be revised in the near-term. When the current contract estimate indicates a loss, provision is made for the total anticipated loss. Revisions in projected costs and earnings on contracts which extend beyond one year are accounted for as changes in estimates. All other revenue is recorded on the basis of shipments of products or performance of services.

The Company derives a significant portion of its revenues from fixed price, long-term government contracts on a prime contractor and subcontractor basis. Under certain government contracts, revenues may be increased or decreased in accordance with cost or performance incentive provisions. Such fee awards or penalties are included in operations at the time they can be reasonably determined. When appropriate, increased contract values are assumed based on expected adjustments of contract prices for increased scope ordered or caused by the customer. Costs incurred under contracts are subject to routine audit by government audit agencies.

Receivables - In accordance with industry practice, receivables include amounts relating to contracts and programs having production cycles longer than one year, and a portion thereof may not be realized within one year.

Property, Plant and Equipment - Property, plant and equipment is recorded at cost and depreciated using the straight-line method over the estimated useful lives of the respective assets. Improvements to leased premises are amortized over the related lease term. Cost and accumulated depreciation on assets retired or disposed of are removed from the accounts and any gains or losses resulting therefrom are credited or charged to income.

Investments - restricted - Investments - restricted represents short-term highly liquid investments held in escrow as collateral for the Company's lease of the C-130H simulator used in its training center in Tampa, Florida. The carrying amount of investments - restricted approximates fair value. The terms of the lease agreement are more fully described in Note 6.

Capitalized Interest - Interest is capitalized on the construction cost of major capital additions during the period of construction. As a result of the Company's long-term financing of the C-130J program with Lockheed Martin Corporation ("LMC") as discussed in Note 4, interest cost related to this financing is being charged to the program rather than interest expense. For the year ended December 31, 1996, total interest costs incurred, interest capitalized to the C-130J program, and net interest expense were approximately $2,000,000, $1,613,000, and $387,000, respectively. For the year ended December 31, 1995, total interest costs incurred, interest capitalized to the C-130J program and net interest expense were approximately $2,718,000, $306,000, and $2,412,000, respectively. For the year ended December 31, 1994, total interest costs incurred, interest capitalized for major capital additions and net interest expense were approximately $1,350,000, $157,000, and $1,193,000, respectively.

Research and Development Costs - Research and development costs are incurred under independent Company-initiated programs and customer funded programs. Research and development costs incurred under independent Company-initiated programs and charged through cost of sales approximated $2,852,000, $777,000, and $1,031,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

Income Taxes - Income taxes are provided based on the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109 ("Statement No. 109"), "Accounting for Income Taxes." The adoption of Statement No. 109 did not materially impact the Company's consolidated financial position or results of operations. Deferred income taxes are recorded to reflect the tax consequences on future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. Because the Company intends to continue to finance foreign operations by reinvestment of undistributed earnings of its foreign subsidiary, U.S. income taxes are not provided on such earnings and losses.

Reclassification - Certain prior year amounts have been reclassified to conform to 1996 presentations.

NOTE 2 - RECEIVABLES

Component elements of receivables consist of the following at December 31:



                                                                               1996                   1995
                                                                           ----------------------------------
Receivables
    U.S. Government
      Billed                                                               $ 5,280,559            $ 5,363,973
      Unbilled                                                               6,165,476              1,932,588
      Unrecovered costs subject to future
        negotiation -- not billed                                                -                  1,400,000
                                                                           -----------            -----------
                                                                            11,446,035              8,696,561
                                                                           -----------            -----------
    Lockheed Aeronautical Systems Company
      Billed                                                                   190,523                  -
      Unbilled                                                              24,222,728             14,780,610
                                                                           -----------            -----------
                                                                            24,413,251             14,780,610
                                                                           -----------            -----------
    Commercial
      Billed                                                                 1,910,703              2,554,538
      Unbilled                                                                   -                    558,023
      Allowance for doubtful accounts                                         (131,985)              (488,547)
                                                                           -----------            -----------
                                                                             1,778,718              2,624,014
                                                                           -----------            -----------
                                                                           $37,638,004            $26,101,185
                                                                           ===========            ===========
    Affiliates
      Billed                                                               $ 3,338,568            $   545,729
      Unbilled                                                                 950,094                 83,193
                                                                           -----------            -----------
                                                                           $ 4,288,662            $   628,922
                                                                           ===========            ===========

Unbilled amounts represent the difference between revenue recognized for financial reporting purposes and amounts contractually permitted to be billed to customers. These amounts will be billed in subsequent periods as progress billings, upon shipment of the product or completion of the contract. Unbilled amounts are net of related progress payments in the aggregate of approximately $29.8 million and $33.0 million as of December 31, 1996 and 1995, respectively.

Unrecovered costs subject to future negotiation include incremental costs arising out of customer-occasioned unforeseen development work and amounts for work performed not specified in express contract provisions. In the fourth quarter of 1996, management revised downward its estimate of the amounts recoverable under these actions through a charge of $1.4 million to cost of sales. Offsetting this charge, in part, was a $1.1 million reduction in settlement expenses accrued in prior years for these actions. Therefore, while all recoveries are subject to future negotiations, any actual recoveries could represent a gain in future periods.

Under the terms of the Company's contract with Lockheed Martin Corporation ("LMC"), as amended, to design and manufacture two C-130J dynamic mission simulators and other related training devices, the Company will not receive a substantial portion of contractual payments from LMC until the delivery and acceptance of the devices currently scheduled for the fourth quarter of 1997.

An allowance for doubtful accounts is provided based on historical experience and after consideration of specific accounts and current economic conditions.


NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following at December 31:

                                                                               1996                   1995
                                                                           ----------------------------------
Machinery and equipment                                                    $ 8,793,337            $ 8,819,569
Furniture and office equipment                                               8,036,418              7,095,117
Leasehold improvements                                                       2,992,399              2,355,227
                                                                           -----------            -----------
                                                                            19,822,154             18,269,913
Less accumulated depreciation and amortization                              10,586,559             10,388,214
                                                                           -----------            -----------
                                                                           $ 9,235,595            $ 7,881,699
                                                                           ===========            ===========

NOTE 4 - CREDIT AGREEMENTS AND BORROWINGS

To date the Company has been unable to obtain adequate financing on acceptable terms without recourse to British Aerospace. However, pursuant to the terms of an Agreement for Credit Availability dated as of November 20, 1996, British Aerospace has agreed, subject to its continued ownership of a majority of the Company, to continue to provide or guarantee the Company's current credit facilities at their current levels through August 7, 1997. Renewal of the Company's credit facilities beyond August 7, 1997 is, in large part, dependent upon British Aerospace's willingness to continue to provide or guarantee these facilities. By means of a letter dated January 31, 1997, British Aerospace has represented to the Company that it intends to continue to provide or guarantee the Company's credit facilities, as long as financing is not available to the Company without recourse to British Aerospace and British Aerospace continues to hold, or has the ability to hold through the exercise of preferred stock conversion rights and warrants to purchase common stock, a majority ownership position in the Company. Based on the foregoing representations of British Aerospace, management anticipates that the Company's current credit facilities will be renewed annually. The Company's credit facilities and the Agreement for Credit Availability with British Aerospace contain certain covenants which, among other things, require: (i) the Company to be current with respect to the payment of dividends on its 8% Cumulative Convertible Preferred Stock prior to any draw under the British Aerospace provided facilities, (ii) the Company to pay British Aerospace a facility fee of 50 basis points per annum on the maximum aggregate availability ($87.0 million) of the credit facilities provided or guaranteed by British Aerospace, and (iii) the Company to pay British Aerospace a guarantee fee of 3.25% per annum on amounts outstanding under the Company's $2.0 million revolving line of credit facility with Wachovia Bank of Georgia, N.A. As required under the Company's 1995 Agreement for Credit Availability, the Company issued to British Aerospace warrants to purchase 78,261 shares of the Company's common stock at any time prior to August 7, 2005, at an exercise price equal to the lesser of (i) $11.50 per share (the price of the common stock of the Nasdaq National Market on August 7, 1995, the date of the execution of the Agreement for Credit Availability), or (ii) the per share market price of the Company's common stock on the date(s) of the exercise of the warrants. In addition, the Company's current Agreement for Credit Availability requires that the Company obtain the prior approval of British Aerospace for all material capital investment expenditures as defined in the Agreement for Credit Availability.

The estimated fair value of the warrants are reflected in interest expense as a cost of financing. Financing cost for these warrants was approximately $341,000 and $243,000 for the years ended December 31, 1996 and 1995, respectively.
Fair value was estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions used: no dividend yield, expected volatility of 85%, risk free interest rate of 6.2%, and expected lives of 4 years.

During the second quarter of 1996, the Company reduced its revolving line of credit facility with Wachovia Bank of Georgia, N.A. from $10.0 million to $2.0 million. The facility permits the Company to select loans bearing interest at a floating prime rate or at a fixed rate of LIBOR plus .25% and to specify, within limits, the period during which the selected fixed interest rate will be in effect. During all of 1996, no borrowings were outstanding under this line and therefore the full amount of this facility was available. The weighted average interest rate on borrowings under this facility for the years ended December 31, 1995 and 1994 was 6.42% and 4.93%, respectively. The agreement matures on August 7, 1997, and is supported by the corporate guarantee of British Aerospace.

During the third quarter, the Company reduced its revolving line of credit facility provided directly by British Aerospace Finance, Inc. from $20.0 million to $10.0 million. This agreement provides for working capital borrowings aggregating up to $10.0 million and an interest rate of LIBOR plus 3.50% per annum is charged under this facility. The agreement matures on August 7, 1997 and permits the Company to specify, within limits, the period during which the borrowings will mature. At December 31, 1996 and 1995, the weighted average interest rate on these borrowings was 8.88% and 6.13%, respectively. The weighted average interest rate on these borrowings for the years ended December 31, 1996, 1995 and 1994 was 8.90%, 8.70% and 4.45%, respectively. At
December 31, 1996 there were approximately $9.6 million of additional credit available under this facility.

The Company has a special credit facility (the "C-130J Facility") with British Aerospace to finance the Company's working capital needs with respect to the C-130J contract with LMC. During the fourth quarter of 1996 the C-130J facility was reduced from $55.0 million to $40.0 million. The agreement matures on August 7, 1997. Draws under this facility are limited to actual costs incurred by the Company and RUKL on the LMC C-130J program. Interest rates charged under the C-130J facility are at LIBOR plus 1.50%. By means of a letter dated January 31, 1997, British Aerospace has further represented that, as long as British Aerospace continues to hold, or has the ability to hold through the exercise of preferred stock conversion rights and warrants to purchase common stock, a majority ownership position in the Company, it intends to continue to provide annual financing for the C-130J program until payment is received from LMC. At December 31, 1996 and 1995, the weighted average interest rate on these borrowings was 7.0% and 7.39%, respectively. The weighted average interest rate on these borrowings for the years ended December 31, 1996 and 1995 was 6.973% and 7.75%, respectively. At December 31, 1996, there were approximately $35.7 million of additional credit available under this facility.

During the fourth quarter of 1996, the Lloyds Bank Plc (Lloyds) letter of credit facility was increased from $20.0 million to $35.0 million. Under the Lloyds facility, the Company may issue irrevocable standby letters of credit and bank guarantees. The Company pays a non-refundable commission on the stated or committed amount of credits issued for the actual number of days outstanding. The agreement matures on October 31, 1997 and is supported by the corporate guarantee of British Aerospace. At December 31, 1996, there were approximately $7.8 million of credit available under this agreement.

NOTE 5 - INCOME TAXES

The income (loss) before income taxes, by domestic and foreign source is as follows:

                                                           1996                  1995                 1994
                                                       ------------------------------------------------------
United States                                          $ 8,222,114           $ 5,275,716          $(1,166,730)
United Kingdom                                             310,894                36,376           (1,682.571)
                                                       -----------           -----------          -----------
                                                       $ 8,533,008           $ 5,312,092          $(2,849,301)
                                                       ===========           ===========          ===========


The components of the provision for income taxes for the three years in the period ended December 31, 1996 are as follows:

                                                           1996                  1995                 1994
                                                       ------------------------------------------------------
Current provision (benefit):
    Federal                                            $ 3,300,969           $ 2,554,700          $   105,000
    State                                                  200,000               120,000               95,000
    Foreign                                               (107,501)              118,853                -
    Benefit of net operating loss                            -                  (700,000)               -
    Benefit of investment
      and AMT tax credits                               (1,168,031)             (273,000)               -
                                                       -----------           -----------          -----------

Total current provision                                  2,225,437             1,820,553              200,000

Deferred income tax benefit                              1,454,000             1,050,000                -
                                                       -----------           -----------          -----------

                                                       $   771,437           $   770,553          $   200,000
                                                       ===========           ===========          ===========

The provision for income taxes differs from the amounts computed by applying the federal statutory tax rate to income (loss) before taxes for the following reasons:

                                                           1996                   1995                 1994
                                                       ------------------------------------------------------
Statutory federal tax rate                                  34.00%                  34.00%            (34.00%)
Alternative minimum tax                                      -                       -                  3.70
Foreign tax differentials                                   (1.73)                   2.00              20.10
Composite effective state tax rate                           1.55                    1.49               3.30
Investment tax credits                                     (13.69)                  (5.13)              -
Tax benefit not currently utilizable                         -                       -                 12.70
Adjustment of deferred tax asset for
  change in estimated future benefit                        (7.93)                   -                  -
Utilized operating losses                                    -                     (13.17)              -
Other                                                       (3.16)                  (4.68)              1.20
                                                           ------                  -------            ------

                                                             9.04%                  14.51%              7.00%
                                                           ======                  ======             ======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following is a summary of the tax effect of the significant components of the Company's deferred tax assets and liabilities as of December 31:

                                                                                 1996                 1995
                                                                             --------------------------------
Income recognition on long-term contracts                                    $ 2,120,000          $   676,000
Depreciation                                                                    (855,000)            (415,000)
Accruals not deducted for tax purposes                                         1,427,000            1,460,000
Other                                                                            539,000              595,000
Investment tax credits                                                             -                  461,000
Alternative minimum tax credits                                                    -                  540,000
Net operating loss carryforwards in the
  United Kingdom                                                               1,100,000            1,300,000
                                                                             -----------          -----------
                                                                               4,331,000            4,617,000
Valuation allowance for net deferred
  tax assets                                                                  (1,827,000)          (3,567,000)
                                                                             -----------          -----------

Net deferred tax assets                                                      $ 2,504,000          $ 1,050,000
                                                                             ===========          ===========

The Company has approximately $3.2 million of loss carryforwards for tax purposes in the United Kingdom, which are generally not limited by an expiration date.

The Company has recorded a valuation allowance with respect to the future federal tax benefits, due to the uncertainty of their ultimate realization. Reductions in the valuation allowance are based on management's periodic evaluation of the utilization of future federal tax benefits and result in a reduction to the Company's income tax expense.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

During December 1994, the Company entered into an agreement for the sale and leaseback of the Company's self constructed C-130H full flight simulator, located at the Company's training center in Tampa, Florida. The Company has a purchase option at fair market value at expiration of the lease, and an early termination option which permits the Company to purchase the simulator, contingent upon cancellation or failure to renew an existing training contract or sale of the simulator to a third party by the Company. The lease is classified as an operating lease in accordance with Statement of Financial Accounting Standards No. 13, "Accounting for Leases."

The book value and associated depreciation of the simulator were removed from the accounts and the gain realized on the sale, approximating $2,916,000, was deferred. The deferred gain is being credited to income as other income over the 12-year lease term. Payments under the lease approximate $1,396,000 annually.

The lease agreement requires the Company to escrow specified funds to be held as collateral in the event of a default under the lease agreement. The escrowed funds are held by British Aerospace Finance, Inc., as Escrow Agent. The initial amount of funds held in escrow equals $5.0 million. Under the terms of the lease agreement, $3.0 million is scheduled to be released from escrow in early 1997 based on the Company's attainment of certain income and net worth levels at December 31, 1996. The remaining $2.0 million will be released over the term of the lease.

Total minimum rental payments at December 31, 1996, under agreements classified as operating leases with noncancelable terms in excess of one year, are as follows:

    Years Ending December 31                              Amount
    ------------------------                           -----------
    1997                                               $ 2,255,000
    1998                                                 2,199,000
    1999                                                 1,928,000
    2000                                                 1,539,000
    2001                                                 1,522,000
    Thereafter                                           4,245,000
                                                       -----------
                                                       $13,688,000
                                                       ===========

The Company is obligated for payment of all operating expenses associated with these leases. Lease expense for the years ended December 31, 1996, 1995 and 1994 was approximately $2,288,000, $2,277,000, and $1,197,000, respectively.

The Company is committed to future purchases, primarily for materials for long-term contracts, of approximately $2,867,000.

NOTE 7 - EARNINGS (LOSS) PER COMMON SHARE

Primary earnings (loss) per share are based on the weighted average number of common shares and common share equivalents outstanding and give effect to the recognition of preferred dividend requirements. Common share equivalents include dilutive stock options and warrants using the treasury stock method.

Fully diluted earnings per share assumes, in addition to the above, (i) that the Convertible Preferred Stock was converted at the beginning of each period,
(ii) that earnings were increased for preferred dividends that would not have been incurred had conversion taken place, and, (iii) the additional dilutive effect of stock options and warrants.

The numbers of shares used in the earnings per share computation are detailed below:

                                                           1996                  1995                1994
                                                       -----------------------------------------------------
Primary
    Weighted average common shares
      outstanding                                       2,826,946             2,699,375            2,676,862
    Dilutive effect of stock options
      and warrants                                        144,058               129,124              102,688
                                                       ----------            ----------           ----------

Average common shares outstanding                       2,971,004             2,828,499            2,779,550

Fully diluted
    Convertible preferred stock                           500,000               500,000              500,000
    Additional dilutive effect of
      stock options and warrants                           16,200                15,173                9,806
                                                       ----------            ----------           ----------

Fully diluted assumed common shares
  outstanding                                           3,487,204             3,343,672            3,289,356
                                                       ==========            ==========           ==========

Fully diluted per share data is not disclosed for 1995 and 1994 since the effect would be antidilutive.

NOTE 8 - STOCK OPTIONS AND PURCHASE PLAN

The Company has three fixed option plans: the 1982 Incentive Stock Option Plan ("1982 Plan"), the 1990 Stock Option Plan ("1990 Plan"), and the 1994 Stock Option Plan ("1994 Plan"). The 1982 Plan permitted the granting of options to key employees to purchase the Company's common stock at not less than the fair value at the time the options were granted. The Company was authorized to grant options to acquire up to 282,716 shares under the 1982 Plan. By its term, effective March 31, 1992, no further options may be granted pursuant to the 1982 Plan. Both the 1990 Plan and the 1994 Plan permits the granting of options to key employees to purchase the Company's common stock at not less than 50% of the fair value at the time the options are granted. The Company is authorized to grant options to acquire up to 250,000 shares under the 1990 Plan and up to 200,000 shares under the 1994 Plan. Both the 1990 Plan and the 1994 Plan permit the granting of incentive stock options as defined under Section 422 of the Internal Revenue Code at an exercise price for each option equal to the market price of the Company's common stock on the date of grant and a maximum term of 10 years. Options not qualifying as incentive stock options under these plans may be granted at an exercise price equal to as low as 50% of the market price of the Company's common stock on the date of grant and with no limit on the term of the option. Vesting of options granted under all three plans is determined by the Company's Board of Directors, and has generally been set at the end of three years.

A summary of the status of the Company's three fixed stock option plans as of December 31, 1996, 1995 and 1994 and changes during the years ending on those dates is presented below:

                                           1996                        1995                       1994
                                   -----------------------------------------------------------------------------
                                                WEIGHTED                     Weighted                   Weighted
                                                AVERAGE                      Average                    Average
                                                EXERCISE                     Exercise                   Exercise
                                   SHARES        PRICE           Shares       Price          Shares       Price
                                   -----------------------------------------------------------------------------
Outstanding at beginning
    of year                        300,821         6.33          310,532       5.24          273,182        4.65
Granted                             41,500        18.50           56,000       9.75           56,000        7.88
Exercised                          112,500         4.46           65,711       4.13            9,900        2.57
Terminated                           5,250        11.10            -           -               8,750        6.45
                                   -----------------------------------------------------------------------------
Outstanding at end
    of year                        224,571         9.40          300,821       6.33          310,532        5.24
                                   =============================================================================
Options exercisable
    at year end                     71,071                       183,571                     174,907
                                   =============================================================================

The following table summarizes information about stock options outstanding at December 31, 1996:

                                            Weighted
                                             Average             Weighted                               Weighted
Range of              Number                Remaining             Average           Number              Average
Exercise            Outstanding            Contractual           Exercise         Exercisable           Exercise
 Prices             at 12/31/96               Life                Price           at 12/31/96            Price
---------------------------------------------------------------------------------------------------------------------
 1.75  -  3.25          19,421                    3                  1.75             19,421                 1.75
 3.50  -  5.00           6,900                    4                  4.61              6,900                 4.61
 6.00  -  7.88         100,750                    7                  7.26             44,750                 6.48
 9.75                   56,000                    8                  9.75                -                     -
18.50                   41,500                    9                 18.50                -                     -
------------------------------------------------------------------------------------------------------------------

                       224,571                    7                  9.40             71,071                 5.01
                   ==============================================================================================

During 1994, the Reflectone, Inc. Employee Stock Purchase Plan was amended to reduce the maximum number of shares of the Company's common stock that employees may acquire under this plan to 112,500 shares. Employees are permitted to acquire shares of the Company's common stock on a regular basis, through payroll deductions not exceeding 10% of base wages, at a 10% discount from market price on the date of exercise. Options under the plan are granted for an indeterminable number of shares on the first day of each plan year, and normally will be exercised automatically on the last day of each calendar quarter. Transactions related to the plan are summarized as follows:

                                                                                     Weighted-Average
                                                                          Shares     Exercise Price
                                                                        -----------------------------
    Available at December 31, 1993                                       159,516
         Plan amendment                                                  (75,000)
         Exercised                                                        (6,325)             $ 7.10
                                                                        --------
    Available at December 31, 1994                                        78,191
         Exercised                                                        (3,211)             $10.11
                                                                        --------
    Available at December 31, 1995                                        74,980
         EXERCISED                                                        (1,480)             $16.73
                                                                        --------
    AVAILABLE AT DECEMBER 31, 1996                                        73,500
                                                                        ========


The estimated per share fair value of options granted during 1996 and 1995 was $10.76 and $6.42, respectively. The Company applies Accounting Principles Board Opinion No. 25 and related Interpretations in accounting for its stock option and purchase plans. Accordingly, no compensation cost has been recognized for its fixed stock option plans and its stock purchase plan. Had compensation cost for the Company's stock option plans and its stock purchase plan been determined based on the fair value at the grant dates for awards under those plans consistent with the method of FASB Statement 123, the Company's net income and earnings per share for the years ended December 31, 1996 and 1995 would have been reduced to the pro forma amounts indicated below:

                                                                                    1996              1995
                                                                                 -----------------------------
  Net income to common shareholders
         As reported                                                             $7,057,571         $3,837,539
         Pro forma                                                               $6,798,767         $3,723,918

  Net income per common and common equivalent share
    Primary
         As reported                                                                 $ 2.38             $ 1.36
         Pro forma                                                                   $ 2.29             $ 1.32
    Fully diluted
         As reported                                                                 $ 2.23                 -
         Pro forma                                                                   $ 2.15                 -

The fair value of options granted under the Company's fixed stock option plans during 1995 was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions for 1996 and 1995, respectively: no dividend yield for all years, expected volatility of 74% and 85%, risk free interest rates of 5.1% and 7.4%, and expected lives of 4 years for all years. Pro forma compensation cost of options granted under the Employee Stock Purchase Plan is measured based on the discount from market value.

NOTE 9 - EMPLOYEE BENEFIT PLANS

The Company maintains an employee benefit plan covering substantially all employees of Reflectone, Inc. and selected employees of the Company's Training Services Segment who meet established eligibility requirements. The plan provides for the Company to make contributions, the amount of which are at the discretion of the Board of Directors, which may not exceed applicable federal income tax limitations. Amounts charged to expense were approximately $1,200,000, $826,000 and $441,000 in 1996, 1995 and 1994, respectively. The plan also provides for employee savings, on which the Company contributes an amount equal to 50% of the employee's participation to a maximum of 3% of eligible wages. Company contributions charged to expense were approximately $500,000, $359,000 and $362,000 in 1996, 1995 and 1994, respectively. The
Company's policy is to fund benefit costs quarterly as accrued.

The Company maintains a contributory savings plan for substantially all field service employees of its Training Services Segment. Effective October 1, 1993, the Company no longer contributes to this plan.

RUKL participates in the British Aerospace Pension Plan which, under Financial Accounting Standard No. 87, "Employers' Accounting for Pensions," is a defined benefit pension plan administered by British Aerospace. The assets of the plan are held in trustee administered funds. The Company incurred pension expense of approximately $199,000, $176,000, and $158,000 for the years ended December 31, 1996, 1995 and 1994, respectively. The pension liability at December 31, 1996 and 1995 was approximately $421,000 and $457,000 respectively.

NOTE 10 - RELATED PARTY TRANSACTIONS

The Company is a majority owned subsidiary of British Aerospace and in the course of its operations transacts business with various entities of British Aerospace. At December 31, 1996, British Aerospace held 1,375,000 shares, or 48% of the outstanding common stock of the Company, together with 100% of the outstanding convertible preferred stock. As the holder of nearly 50% of the outstanding shares of common stock, British Aerospace effectively, has the power to determine the membership of the Company's Board of Directors; however, British Aerospace is subject to restrictions contained in a Special Security Agreement ("SSA") between the Company, British Aerospace and the Department of Defense. Under the terms of the SSA, British Aerospace is limited to the selection or approval of three directors who may be affiliated with British Aerospace. As the major shareholder, British Aerospace effectively, has the power to decide other matters submitted for shareholder approval.

Each share of the preferred stock has a liquidation preference of $176 plus accrued and unpaid dividends, accrues dividends at a rate of 8% on the liquidation preference, is callable by the Company after June 1, 1998 and is convertible into ten shares of common stock. As further discussed in Note 4, during 1995 British Aerospace was issued warrants to purchase 78,261 shares of the Company's common stock at any time prior to August 7, 2005. At December 31, 1996, a total of 578,261 shares of unissued common stock were reserved for issuance upon conversion of preferred stock and exercise of warrants. After conversion of the preferred stock and exercise of warrants, British Aerospace would hold approximately 56.7% of the Company's outstanding shares, assuming no additional common shares had been issued. During the years ended December 31, 1996, 1995 and 1994 cash dividends paid by the Company on the preferred stock were $704,000 per year.

Subject to the terms and conditions of the Agreement for Credit Availability dated as of November 20, 1996, British Aerospace has agreed to continue to provide or guarantee the Company's current credit facilities through August 7, 1997. By means of a letter dated January 31, 1997, British Aerospace has further represented to the Company that it intends to continue to provide or guarantee the Company's credit facilities, as long as financing is not available to the Company without recourse to British Aerospace and British Aerospace continues to hold, or has the ability to hold through the exercise of preferred stock conversion rights and warrants to purchase common stock, a majority ownership position in the Company. These credit arrangements are more fully described in Note 4.

In the course of conducting its business, the Company enters into contracts and agreements with British Aerospace for the sale of simulation equipment. During the year ended December 31, 1996, revenues and cost of sales derived from these transactions approximated $24.4 million and $19.9 million, respectively. In the year ended December 31, 1995, revenues and cost of sales derived from these transactions approximated $23.1 million and $18.4 million, respectively. In the year ended December 31, 1994, revenues and costs of sales derived from these transactions approximated $4.7 million and $4.1 million, respectively. At December 31, 1996, the Company's receivables and advance billings from such transactions approximated $4.3 million and $3.7 million, respectively. At December 31, 1995, the Company's receivables and advance billings included approximately $629,000 and $4.6 million, respectively, arising from transactions with British Aerospace. The Company's sales backlog from contracts or agreements with British Aerospace approximated $18.9 million at December 31, 1996.

The Company leases the RUKL facilities from British Aerospace and receives certain administrative services on a fee-for- service basis. For the years ended December 31, 1996, 1995, and 1994, the Company paid British Aerospace approximately $613,000, $487,000, and $491,000, respectively, for the facilities lease and administrative services.

The Company's employees at RUKL participate in the British Aerospace Pension Plan (Note 9).

The escrow of funds required by the Company's lease of the C-130H Simulator (Note 6) is administrated by British Aerospace Finance, Inc., as Escrow Agent, under the terms and conditions of the escrow agreement between the Company, the lessor and British Aerospace. The amount held in escrow at December 31, 1996 and 1995 was $5.0 million.

Prior to January 1, 1996, the Company's management agreement with British Aerospace to manage its flight training center near Washington D.C.'s Dulles International Airport required the Company to pay a facility fee based, in part, on the achievement of specified levels of revenues at the training center. For the years ended December 31, 1995 and 1994, the Company paid facility fees in the amount of approximately $2.2 million and $1.7 million, respectively, which included fees approximating $1,385,000 and $966,000, respectively, based on revenues. In addition, during 1995 and 1994 the Company recognized approximately $2.9 million and $1.5 million, respectively, in revenues at the Dulles Training Center from the sale of training services to British Aerospace.

Effective January 1, 1996 the management agreement to manage the British Aerospace owned training center was modified. Under the terms of the revised management agreement, the Company receives a fixed fee of $500,000 annually and is reimbursed by British Aerospace for the Company's costs associated with operating the training center. For the year ended December 31, 1996, the Company recognized approximately $3.6 million in revenues from managing the Dulles Training Center. Concurrently with the revision of the management agreement, on December 21, 1995 the Company sold to British Aerospace, for approximately $8.6 million, its Jetstream 41 full flight simulator used at the training center. No significant gain or loss resulted from the sale.

During 1996, 1995, and 1994, the Company incurred interest costs of approximately $1,941,000, $1,951,000, and $784,000, respectively, resulting from borrowings under the revolving line of credit agreement and C-130J Facility with British Aerospace Finance, Inc.

As more fully described in Note 11, the Company has entered into forward exchange contracts to which British Aerospace is the counterparty to these instruments.

The Company has an arrangement with British Aerospace whereby the majority of the Company's commercial insurance coverages are provided as an additional named insured under preexisting policies and programs providing like coverages to British Aerospace and its subsidiaries. Some of the coverage is underwritten by BAE Insurance, Ltd., a captive insurer wholly owned by British Aerospace. For coverage provided during the years ended December 31, 1996, 1995 and 1994, the Company incurred premium costs totaling approximately $949,000, $666,000 and $591,000, respectively.

NOTE 11 -FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK, CONCENTRATIONS OF CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to help meet financing needs and to reduce exposure to fluctuating foreign currency exchange rates. The Company is exposed to credit loss in the event of nonperformance by the other parties to the financial instruments described below. However, the Company does not anticipate nonperformance by the other parties.

The Company's hedging strategy is facilitated by its ability to borrow in foreign currencies under its revolving line of credit facility and the C-130J Facility provided by British Aerospace. This strategy has reduced the Company's vulnerability to certain of its foreign currency exposures, and the Company expects to continue this practice in the future to the extent appropriate. The Company does not engage in speculative hedging activities, nor does the Company hedge nontransaction-related balance sheet exposure. The Company has entered into forward exchange contracts to reduce the Company's exposure to foreign currency exchange risk associated with payments for major subcontractor elements and other requirements of the C-130J program. The forward contracts should not subject the Company to risk from exchange movement because gains and losses on these contracts offset losses and gains on the transactions being hedged. However, the amount and timing of the program costs were estimated and changes in these estimates could result in future gains or losses from exchange rate movements. At December 31, 1996 and 1995, the Company had $4.3 million and $15.1 million, respectively, of forward exchange contracts outstanding to purchase British pounds. These contracts mature quarterly in varying amounts through June 1997. British Aerospace is the counterparty to these instruments. During the years ended December 31, 1996, 1995 and 1994, the Company recorded gains and (losses) of approximately $465,000, ($97,000) and ($63,000), respectively, related to its hedging activities.

At December 31, 1996 and 1995, the Company had outstanding or committed standby letters of credit of approximately $27.2 million and $5.1 million, respectively, issued under an agreement expiring in October 1997 and maintained primarily as security against performance and advances received on long-term contracts. The agreement provides a maximum aggregate commitment for $35.0 million.

The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash equivalents, investments - restricted and receivables. The Company's cash equivalents and restricted investments are high quality securities placed with financial institutions or an affiliate. Concentrations of credit risk with respect to receivables from customers are disclosed in Note 2.

NOTE 11 -FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK, CONCENTRATIONS OF CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying value and estimated fair value as of December 31, 1996 and 1995, of the Company's financial instruments reportable pursuant to Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments."

                                                      1996                                1995
                                         -------------------------------------------------------------------
                                          CARRYING           ESTIMATED          Carrying          Estimated
                                           VALUE             FAIR VALUE         Value             Fair Value
                                         -------------------------------------------------------------------
Assets:
    Cash and cash equivalents            $8,540,201          $8,540,201         $4,582,021        $4,582,021
    Investments - restricted              5,000,000           5,000,000          5,000,000         5,000,000
    Long-term note receivable                 -                   -              3,558,000         3,558,000
    Forward currency contracts              374,000             312,000              -                 -

Liabilities:
    Borrowings on line of credit
      - affiliate                        $4,669,713          $4,669,713         $6,513,666        $6,513,666
    Forward currency contracts                -                   -                329,000           460,000


The carrying amount of cash equivalents, investments - restricted, borrowings on bank line of credit, and borrowing on line of credit - affiliate approximates fair value because of the short maturity of these instruments. The fair values of the Company's forward currency contracts are based on quoted market prices of these or similar instruments, adjusted for maturity differences. In management's opinion, the cost to obtain replacement standby letters of credit for those currently outstanding would not significantly vary from the present fee structure.

NOTE 12 - SEGMENT AND GEOGRAPHIC INFORMATION

The Company operates in three business segments: Training Devices, Training Services and Systems Management. The Training Devices Segment designs and manufactures flight simulators, weapon system trainers, tactical air defense trainers, small arms trainers, entertainment devices, maintenance trainers and other sophisticated training devices. The Training Services Segment provides a full range of training support, including device maintenance, training system development and operation, and flight and ground school instruction. The Systems Management Segment manages complex programs requiring the services of both the Training Devices and Training Services segments. Intersegment sales are accounted for at cost. Segment income represents sales, less related expenses, and excludes interest and corporate expense. Identifiable assets represent those assets used in the operation of each segment. Corporate assets are principally cash.

Sales to the United States Government (primarily the Navy and Air Force) under prime contracts and subcontracts approximated $32.0 million, $34.6 million and $31.8 million for 1996, 1995 and 1994, respectively. Sales to LMC during 1996 and 1995 approximated $27.6 million and $15.1 million, respectively. In 1996 and 1995, sales by the Training Devices Segment and Systems Management Segment to affiliates exceeded 10% of total revenue, as more fully described in Note 10.

United States sales to unaffiliated customers include exports to the Asia Pacific region of $2.6 million, $5.3 million and $8.4 million in 1996, 1995 and 1994, respectively.

The following tabulation summarizes certain information relating to the Company's business segments:

                                                      1996                   1995                   1994
                                                 -----------------------------------------------------------
REVENUES
    Training Devices
      Non-affiliate                              $ 49,242,783           $ 33,735,013            $ 19,480,721
      Affiliate                                    15,377,003              8,422,355               3,245,362
      Intersegment                                  1,678,639              6,584,837               4,183,744
    Training Services
      Non-affiliate                                25,946,505             35,386,913              31,752,370
      Affiliate                                     4,009,440              3,171,010               1,487,323
      Intersegment                                    344,982                127,880                 150,173
    Systems Management
      Non-affiliate                                   724,967              1,320,559               9,172,408
      Affiliate                                     4,968,733             11,488,389                   -
      Intersegment                                      -                      5,873                  13,685
    Eliminations                                   (2,023,621)            (6,718,590)             (4,347,602)
                                                 ------------           ------------            ------------
                                                 $100,269,431           $ 93,524,239            $ 65,138,184
                                                 ============           ============            ============


INCOME (LOSS) BEFORE INCOME TAXES
    Training Devices                             $  6,797,683           $  3,092,719            $   (785,917)
    Training Services                               4,024,251              5,011,535               4,947,745
    Systems Management                                989,808              2,486,996                (661,943)
    Interest and corporate expenses                (3,278,734)            (5,279,158)             (6,349,186)
                                                 ------------           ------------            ------------
                                                 $  8,533,008           $  5,312,092            $ (2,849,301)
                                                 ============           ============            ============


IDENTIFIABLE ASSETS AT END OF PERIOD
    Training Devices                             $ 49,606,707           $ 38,948,730            $ 39,828,376
    Training Services                              12,582,489              7,640,933              12,283,457
    Corporate and other                             6,892,264              4,133,922              11,682,552
                                                 ------------           ------------            ------------
                                                 $ 69,081,460           $ 50,723,585            $ 63,794,385
                                                 ============           ============            ============

                                                      1996                   1995                   1994
                                                 -----------------------------------------------------------
DEPRECIATION AND AMORTIZATION
    Training Devices                             $  1,678,249           $  2,151,450            $  1,412,733
    Training Services                                 150,108                149,292                 466,566
    Corporate and other                                 4,900                  5,848                  14,739
                                                 ------------           ------------            ------------
                                                 $  1,833,257           $  2,306,590            $  1,894,038
                                                 ============           ============            ============

CAPITAL EXPENDITURES
    Training Devices                             $  3,074,408           $  1,401,485            $  1,690,060
    Training Services                                  45,690                 17,623               6,050,141
    Corporate and other                                 -                      8,070                   3,408
                                                 ============           ============            ------------
                                                 $  3,120,098           $  1,427,178            $  7,743,609
                                                 ============           ============            ============

Sales and transfers between geographic areas are generally priced to recover costs plus an appropriate mark-up for profit. A summary of the Company's operations by geographic area is presented below:

                                                      1996                   1995                  1994
                                                 -----------------------------------------------------------
REVENUES
    United States
      Non-affiliate                              $ 46,211,457           $ 51,844,186            $ 55,458,698
      Affiliate                                    24,352,257             23,081,754               4,732,685
      Intraenterprise                              11,712,814              7,930,132                 405,109
    United Kingdom
      Non-affiliate                                29,705,717             18,598,299               4,946,801
      Affiliate                                         -                      -                       -
    Eliminations                                  (11,712,814)            (7,930,132)               (405,109)
                                                 ------------           ------------            ------------
                                                 $100,269,431           $ 93,524,239            $ 65,138,184
                                                 ============           ============            ============

INCOME (LOSS) BEFORE INCOME TAXES
    United States                                $  8,222,114           $  5,275,716            $ (1,166,730)
    United Kingdom                                    310,894                 36,376              (1,690,643)
    Eliminations                                        -                      -                       8,072
                                                 ------------           ------------            ------------
                                                 $  8,533,008           $  5,312,092            $ (2,849,301)
                                                 ============           ============            ============

IDENTIFIABLE ASSETS AT END OF PERIOD
    United States                                $ 40,687,561           $ 33,963,793            $ 59,965,978
    United Kingdom                                 28,393,899             16,759,792               3,828,407
                                                 ------------           ------------            ------------
                                                 $ 69,081,460           $ 50,723,585            $ 63,794,385
                                                 ============           ============            ============


NOTE 13 - SUBSEQUENT EVENT

On February 13, 1997, British Aerospace and the Company, based on the recommendation of a special independent committee of the Company's directors, signed a merger agreement providing for the acquisition of the Company's common stock not currently owned by British Aerospace at a price of $24 in cash per share. The transaction is subject to, among other things, approval by the shareholders of the Company and regulatory agencies.

REPORT OF INDEPENDENT ACCOUNTANTS

We have audited the balance sheet of Reflectone UK Limited as of 31 December 1996 and 1995 and the profit and loss account and cash flow statement for the years ended 31 December 1996 and 1995 together with the accompanying notes, set out on pages 5 to 16 in the attached document. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reflectone UK Limited as 31 December 1996 and 1995, the results of their operations and their cash flow statement for the years ended 31 December 1996 and 1995 in conformity with generally accepted accounting principles.





KPMG Audit Plc                                                 14 February 1997
Bristol, England

REPORT OF INDEPENDENT ACCOUNTANTS

We have audited the balance sheet of Reflectone UK Limited as of 31 December 1995 and 1994 and the profit and loss account and cash flow statement for the years ended 31 December 1995 and 1994 together with the accompanying notes, set out on pages 5 to 18 in the attached document. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reflectone UK Limited as 31 December 1995 and 1994, the results of their operations and their cash flow statement for the years ended 31 December 1995 and 1994 in conformity with generally accepted accounting principles.





KPMG Audit Plc                                                     15 March 1996
Bristol, England

(a)(3)       EXHIBITS

The following documents are filed as exhibits to this Report:

 2.1         Agreement and Plan of Merger dated February 13, 1997, among the Registrant, British Aerospace Holdings,
             Inc., and Bar Mergerco, Inc. (incorporated by reference to Exhibit 10.1 filed with the current Report on
             Form 8-K of the Registrant filed on February 24, 1997)
 3.1         Amended and Restated Articles of Incorporation of the Registrant, as amended and restated through August
             15, 1988 (incorporated by reference to Exhibit 3.1 filed with Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1993)
 3.2         Designation of Relative Rights and Preferences and Other Terms of 8% Cumulative Convertible Preferred Stock
             (incorporated by reference to Exhibit 3.2 filed with Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1993)
 3.3         Bylaws of the Registrant, as amended and restated through August 7, 1992 (incorporated by reference to
             Exhibit 3.3 filed with Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1993)
 4.1         Agreement pursuant to Item 601(b)(4)(iii)(A) of Regulation  S-K with respect to documents evidencing certain long-term debt of the Registrant (incorporated by reference to Exhibit 4.2 filed with the Report on
             Form 10-K of Reflectone, Inc. for the year ended December 31, 1991)
10.1         1982 Incentive Stock Option Plan, as amended through April 27, 1987 (incorporated by reference to Exhibit
             10.1 filed with Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1992)
10.2         Reflectone, Inc. 1990 Stock Option Plan, as amended through November 7, 1991.
10.3         Reflectone, Inc. 1994 Stock Option Plan (incorporated by reference to Exhibit 10.3 filed with Report on
             Form 10-K of Reflectone, Inc. for the year ended December 31, 1994)
10.4         Stock Option Agreement with Richard G. Snyder under the Reflectone, Inc. 1990 Stock Option Plan dated as of
             February 8, 1990 (incorporated by reference to Exhibit 10.4 filed with Report on Form 10-K of Reflectone,
             Inc. for the year ended December 31, 1994)
10.5         Form of Stock Option Agreement with Robert L. Kirk under the Reflectone, Inc. 1990 Stock Option Plan
             (incorporated by reference to Exhibit 10.5 filed with Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1994)
10.6         Reflectone, Inc. Variable Incentive Compensation Plan, as in effect for the year ending December 31, 1992
10.7         Reflectone, Inc. 1997 Long-term Incentive Plan dated February 12, 1997
10.8         Lease to Build Agreement dated December 28, 1978, between Reflectone, Inc. and Tampa West Industrial Park,
             Inc. (incorporated by reference to Exhibit 10.7 on Form 10-K of Reflectone, Inc. for the year ended
             December 31, 1995)

10.9         Amendments to Exhibit 10.6 dated March 26, 1979 (Amend. No. 1), May 10, 1979 (Amend. No. 2), February 15,
             1980 (Amend. No. 3), June 4, 1980 (letter agreement), and July 10, 1980 (Amend. No. 4) (incorporated by reference to Exhibit 5(b)(2) to the Registration Statement of Reflectone, Inc. on Form S-7 filed with the
             Commission on September 9, 1980)
10.10        Amendments No. 5 and 6, dated August 11, 1982 and June 8, 1984, respectively, to Exhibit 10.6, together with Memorandum of Building Addition Lease dated August 11, 1982 (incorporated by reference to Exhibit 10.9 on Form 10-K of Reflectone, Inc. for the year ended December 31, 1995)
10.11        Lease to Build Addition Agreement dated August 11, 1982 between Reflectone, Inc.  and Tampa West Industrial
             Park, Inc.  and First Amendment to Lease to Build Addition Agreement dated December 29, 1982 between
             Reflectone, Inc. and Tampa West Industrial Park, Inc. (incorporated by reference to Exhibit 10.10 on Form
             10-K of Reflectone, Inc. for the year ended December 31, 1995)
10.12        Basic Agreement dated August 11, 1982 between Reflectone, Inc. and Tampa West Industrial Park, Inc. and
             First Amendment to Basic Agreement dated December 29, 1982 (incorporated by reference to Exhibit 10.11 on
             Form 10-K of Reflectone, Inc. for the year ended December 31, 1995)
10.13        $10,000,000 Borrowing Facility Agreement between Reflectone, Inc. and British Aerospace Finance, Inc. dated as of August 7, 1996 (incorporated by reference to Exhibit 10.12 filed with Report on Form 10-Q of
             Reflectone, Inc. for the quarter ended June 30, 1996)
10.14        Agreement for Credit Availability between Reflectone, Inc. and British Aerospace Plc. dated as of November
             20, 1996
10.15        $40,000,000 Borrowing Facility Agreement C-130J Program between Reflectone, Inc. and British Aerospace
             Finance, Inc. dated as of November 20, 1996
10.16        $2,000,000 Revolving Line of Credit Agreement between Reflectone, Inc. and Wachovia Bank of Georgia, N.A.
             dated August 7, 1996 (incorporated by reference to Exhibit 10.15 filed with Report on Form 10-Q of
             Reflectone, Inc. for the quarter ended June 30, 1996)
10.17        $20,000,000 Letter of Credit Agreement between Lloyds Bank Plc and Reflectone, Inc. dated November 1, 1996
             Incorporated by reference to Exhibit 10.16 filed with Report on Form 10-Q of Reflectone, Inc. for the quarter ended September 30, 1996)
10.18        First Amendment to Letter of Credit Agreement between Lloyds Bank Plc and Reflectone, Inc. dated as of
             November 20, 1996
10.19        Representation from British Aerospace Public Limited Company that it intends to continue to provide or guarantee Reflectone, Inc.'s credit facilities dated January 31, 1997
10.20        Form of Indemnification Agreement between the Registrant and its directors (incorporated by reference to
             Exhibit 10.18 on Form 10-K of Reflectone, Inc. for the year ended December 31, 1995)
10.21        Form of Indemnification Agreement between the Registrant and certain of its officers (incorporated by reference to Exhibit 10.19 on Form 10-K of Reflectone, Inc. for the year ended December 31, 1995)

10.22        Subscription Agreement between British Aerospace Holdings, Inc. and Reflectone, Inc., dated as of May 23,
             1988 (incorporated by reference to Exhibit 10.20 filed with Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1994)
10.23        Stock Purchase Agreement between British Aerospace Holdings, Inc. and Reflectone, Inc. dated as of
             September 15, 1989 (incorporated by reference to Exhibit 10.21 filed with Report on Form 10-K of
             Reflectone, Inc. for the year ended December 31, 1994)
10.24        Summary of Special Security Agreement Among British Aerospace Public Limited Company, British Aerospace
             Holdings, Inc., Reflectone, Inc., and the Department of Defense (incorporated by reference to Exhibit 10.19 filed with the Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1993)
10.25        Flight Training Center Management Agreement between British Aerospace Holdings, Inc. and Reflectone
             Training Systems, Inc. dated as of January 1, 1996 (incorporated by reference to Exhibit 10.2 filed with the Report on Form 8-K of Reflectone, Inc. dated December 21, 1995)
10.26        Purchase Agreement between Reflectone, Inc. and British Aerospace Plc. dated June 21, 1993 (incorporated by reference to Exhibit 2.1 filed with the Report on Form 8-K of Reflectone as of June 21, 1993)
10.27        Purchase Agreement between British Aerospace Holdings, Inc. and Reflectone, Inc. dated December 21, 1995
             (incorporated by reference to Exhibit 10.1 on Form 8-K of Reflectone, Inc. dated December 21, 1995)
10.28        Employment Agreement between the Company and Richard G. Snyder dated January 16, 1990 (incorporated by reference to Exhibit 10.22 filed with the Report on Form 10-K of Reflectone, Inc. for the year ended
             December 31, 1993)
10.29        Purchase Agreement Between MDFC Equipment Leasing Corporation and Reflectone Training Systems, Inc. dated
             December 29, 1994 (incorporated by reference to Exhibit 10.26 filed with Report on Form 10-K of Reflectone,
             Inc. for the year ended December 31, 1994)
10.30        Equipment Lease Agreement, Amendment No. 1, and Lease Rider No. 1, between MDFC Equipment Leasing
             Corporation and Reflectone Training Systems, Inc. dated December 29, 1994 (incorporated by reference to
             Exhibit 10.27 filed with Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1994)
10.31        Escrow Agreement between Reflectone Training Systems, Inc., MDFC Equipment Leasing Corporation, and British
             Aerospace Finance, Inc. dated December 29, 1994 (incorporated by reference to Exhibit 10.28 filed with
             Report on Form 10-K of Reflectone, Inc. for the year ended December 31, 1994)
22.1         Subsidiaries of Reflectone, Inc. (incorporated by reference to Exhibit 22.1 filed with the Report on Form
             10-K of Reflectone, Inc. for the year ended December 31, 1993)
23.1         Accountants' Consent to Incorporation by reference in the Registrant's Registration Statements Nos.
             2-82048, 33-3059, 33-37077, and 33-79912 on Form S-8
27           Financial Data Schedule (for SEC use only)

(b)          REPORTS ON FORM 8-K


             No reports on Form 8-K were filed by the Registrant during the quarter ended December 31, 1996.

                                  SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               REFLECTONE, INC.
                                               (Registrant)




Date:  March 3, 1997                   By:    /s/ Richard G. Snyder
       ----------------                       ------------------------------
                                       Richard G. Snyder
                                       President and Chief Executive Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





Date:  March 3, 1997                           By:    /s/ Richard G. Snyder
       ---------------                                -------------------------------------------
                                                      Richard G. Snyder
                                                      President, Chief Executive Officer,
                                                      and Director (Principal Executive Officer)



Date:  March 3, 1997                           By:    /s/ Richard W. Welshhans
       ---------------                                -------------------------------------------
                                                      Richard W. Welshhans
                                                      Vice President- Finance and Chief Financial
                                                      Officer (Principal Financial and Accounting
                                                      Officer)



Date:  March 3, 1997                           By:    /s/ Stella F. Thayer
       ---------------                                -------------------------------------------
                                                      Stella F. Thayer
                                                      Chairman of the Board

Date:  March 3, 1997                           By: /s/ Edward W. Bettke
       ------------------                          ------------------------
                                                   Edward W. Bettke
                                                   Director



Date:  March 3, 1997                           By: /s/ David R. Fish
       ------------------                          ------------------------
                                                   David R. Fish
                                                   Director



Date:  March 3, 1997                           By: /s/ Sydney Gillibrand
       ------------------                          ------------------------
                                                   Sydney Gillibrand
                                                   Director



Date:  March 3, 1997                           By: /s/ Robert F. Schoultz
       ------------------                          ------------------------
                                                   Robert F. Schoultz
                                                   Director




Date:  March 3, 1997                           By: /s/ Dale R. States
       ------------------                          ------------------------
                                                   Dale R. States
                                                   Director



Date:  March 3, 1997                           By: /s/ Paul L. Harris
       ------------------                          ------------------------
                                                   Paul L. Harris
                                                   Director

                                                                       EXHIBIT C

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K


                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) February 13, 1997



                            REFLECTONE, INC.
      (Exact name of registrant as specified in its charter)



      Florida                           0-14059           06-0663546
(State or Other Jurisdiction         (Commission        (IRS Employer
   of Incorporation)                 File Number)      Identification No.)



4908 Tampa West Boulevard, Tampa, Florida                    33634-2481
(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code        (813) 885-7481

                            Not Applicable.
    (Former name or former address, if changed since last report.)

Item 5.  Other Events

     On February 13, 1997, Reflectone, Inc., a Florida corporation (the "Company"), British Aerospace Holdings, Inc., a Delaware corporation ("Holdings"), and Bar Mergerco, Inc., a Florida corporation and a wholly owned subsidiary of Holdings ("Mergerco"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides, subject to the approval of the shareholders of the Company and subject to other conditions set forth in the Merger Agreement, that: (a) Mergerco will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation of the Merger; (b) each share of the Company's common stock that is outstanding at the Effective Time (as defined in the Merger Agreement) of the Merger, excluding shares of the Company's common stock held by Holdings, will be converted into the right to receive $24.00 per share in cash, without interest, subject to applicable back-up withholding taxes; and (c) Holdings, as a practical matter, will own 100% of the Company. Completion of the transactions contemplated by the Merger Agreement is subject to, among other things, approval by the Company's shareholders and certain regulatory agencies.

     A copy of the Merger Agreement is attached hereto as Exhibit 10.1.
A copy of the Company's press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits

  (A) Exhibits

    Exhibit 10.1 Agreement and Plan of Merger dated February 13, 1997, among Reflectone, Inc., British Aerospace Holdings, Inc., and Bar Mergerco, Inc.

    Exhibit 99.1 Press Release of the Company announcing execution of the Merger Agreement.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              REFLECTONE, INC.
                              (Registrant)



Date:  February 21, 1997      By:  /s/ Richard W. Welshhans
                                   Richard W. Welshhans
                                   Vice President and Chief Financial Officer

                                                                       EXHIBIT D


              [LETTERHEAD OF ROBERT W. BAIRD & CO. INCORPORATED]

February 13, 1997

Special Independent Committee of the Board of Directors
Reflectone, Inc.
4908 Tampa West Boulevard
Tampa,  FL   33634

Members of the Special Independent Committee:

Reflectone, Inc. (the "Company") proposes to enter into an Agreement and plan of Merger (the "Agreement") with British Aerospace Holdings, Inc. ("Parent"), a wholly-owned subsidiary of British Aerospace Plc, and Bar Mergerco, Inc., a wholly-owned subsidiary of Parent ("Mergerco"). Pursuant to the Agreement, at the Effective Time (as defined in the Agreement), Mergerco will be merged with and into the Company (the "Merger") and each outstanding share of common stock, par value $0.10 per share ("Company Common Stock"), of the Company (other than shares (i) owned by Parent and (ii) held in the treasury of the Company) will be converted solely into the right to receive $24.00 in cash (the "Consideration").

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Company Common Stock (other than Parent and its affiliates) of the Consideration.

Robert W. Baird & Co. Incorporated ("Baird"), as part of its investment banking business, is engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes.

In conducting our investigation and analysis and in arriving at our opinion herein, we have reviewed such information and taken into account such financial and economic factors as we have deemed relevant under the circumstances. In that connection, we have, among other things: (i) reviewed certain internal information, primarily financial in nature, including projections, concerning the business and operations of the Company furnished to us for purposes of our analysis, as well as publicly available information including but not limited to the Company's recent filings with the Securities and Exchange Commission (the "SEC") and an equity analyst research report prepared by an investment banking firm; (ii) reviewed the Agreement in the form presented to the Special Independent Committee of the Company's Board of Directors (the "Special Independent Committee"); (iii) compared the historical market prices and trading activity of the Company Common Stock with those of certain other publicly traded companies we deemed relevant; (iv) compared the financial position and operating results of the Company with those of other publicly traded companies we deemed relevant; and (v) compared the proposed financial terms of the Merger with the financial terms of certain other business combinations we deemed relevant. We have held discussions with certain members of the Company's senior management concerning the Company's historical and current financial condition and operating results, as well as the future prospects of the Company. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. We have also considered such other

Special Independent Committee of the Board of Directors
February 13, 1997
Page 2

information, financial studies, analysis and investigations and financial, economic and market criteria which we deemed relevant for the preparation of this opinion.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided us by or on behalf of the Company, or publicly available, and have not attempted independently to verify any such information. We have also assumed, with your consent, that all material assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the Company's financial statements. We have assumed that the financial forecasts examined by us were reasonably prepared on bases reflecting the best available estimates and good faith judgements of the Company's senior management as to future performance of the Company. In conducting our review, we have not undertaken nor obtained an independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company nor have we made a physical inspection of the properties or facilities of the Company. Our opinion necessarily is based upon economic, monetary and market conditions as they exist and can be evaluated on the date hereof, and does not predict or take into account any changes which may occur, or information which may become available, after the date hereof.

Our opinion has been prepared solely for the information of the Special Independent Committee, and shall not be used for any other purpose or disclosed to any other party without the prior written consent of Baird; provided, however, that this letter may be reproduced in full in the Proxy Statement to be provided to the Company's stockholders in connection with the Merger. This opinion does not address the relative merits of the Merger and any other potential transactions or business strategies considered by the Company's Board of Directors or the Special Independent Committee, and does not constitute a recommendation to any shareholder of the Company as to how any such shareholder should vote with respect to the Merger. Baird will receive a fee for rendering this opinion. In the past, we have provided financial advisory services to the Company, for which we received our customary compensation.

In the ordinary course of our business, we may from time to time trade the securities of the Company or British Aerospace Plc for our own account or the accounts of our customers and, accordingly, may at any time hold long or short positions in such securities.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration is fair, from a financial point of view, to the holders of Company Common Stock (other than the Parent and its affiliates).

Very truly yours,

/s/ Robert W. Baird & Co. Incorporated

                                                                       EXHIBIT E

                 [LETTERHEAD OF J. P. MORGAN SECURITIES INC.]

February 26, 1997



The Board of Directors
British Aerospace Plc
Warwick House
P.O. Box 87
Farnborough Aerospace Centre
Farnborough, Hants  GU1 46YU

    Attention:          Richard Lapthorne
                        Finance Director

Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to British Aerospace Plc (the "Company") of the consideration proposed to be paid by British Aerospace Holdings, Inc., a wholly-owned subsidiary of the Company ("Holdings") in connection with the proposed merger (the "Merger") of Bar Mergerco, Inc., a wholly-owned subsidiary of Holdings ("Mergerco") with Reflectone, Inc. (the "Seller"). Pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated as of February 13, 1997 (the "Agreement"), by and among the Seller, Holdings and Mergerco, the Seller will become an indirect wholly-owned subsidiary of the Company through the merger of Mergerco with and into the Seller with the Seller as the surviving corporation, and each outstanding share of Common Stock, $0.10 par value per share, of the Seller (other than shares held by the Company or held in the treasury of the Seller) will be converted solely into the right to receive an amount in cash equal to $24.00 per share (the "Merger Consideration").

In arriving at our opinion, we have reviewed (i) the Agreement and certain related documents; (ii) the draft Proxy Statement of the Seller with respect to the Merger (the "Proxy Statement"); (iii) certain publicly available information concerning the business of the Seller and of certain other companies engaged in businesses comparable to those of the Seller, and the reported trading prices for certain other companies' securities deemed comparable; (iv) publicly available terms of certain transactions involving companies comparable to the Seller; (v) current and historical trading prices of the common stock of the Seller; (vi) the audited financial statements of the Seller for the fiscal year ended December 31, 1995, and the unaudited financial statements of the Seller for the fiscal year ended December 31, 1996; (vii) certain agreements with respect to outstanding indebtedness or obligations of the Seller; (viii) certain internal financial analyses and forecasts prepared by the Company and the Seller and their respective managements; and (ix) such other information that we deemed relevant.

In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Merger, and the past and current business operations of the Company and the Seller, the financial condition and future prospects and operations of the

Company and the Seller, the effects of the Merger on the Company and the Seller, and certain other matters we believed necessary or appropriate to our inquiry. We have also reviewed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company or the Seller or otherwise reviewed by or discussed with us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management of the Company and the Seller as to the expected future results of operations and financial condition of the Company and the Seller. We have also assumed that the Merger will have the tax consequences described in the Proxy Statement, and in discussions with, and materials furnished to us by, representatives of the Company, and that the other transactions contemplated by the Agreement will be consummated on the terms and as described in the Agreement and the Proxy Statement. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion.

We have acted as financial advisor to the Company with respect to the proposed Merger and will receive a fee from the Company for our services. We will also receive an additional fee if the proposed Merger is consummated. We have provided customary investment banking services to the Company in the past. In the ordinary course of their businesses, our affiliates may actively trade the debt and equity securities of the Company or the Seller for their own account or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Merger Consideration to be paid by the Company in the proposed Merger is fair, from a financial point of view, to the Company.

This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Merger. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written consent in each instance. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of the Seller subject to our review of any accompanying disclosure but may not otherwise be disclosed publicly in any manner without our prior written approval and must be treated as confidential.


Very truly yours,

J.P. MORGAN SECURITIES INC.


By:  /s/  Nicholas B. Paumgarten
     -----------------------------------
     Name:       Nicholas B. Paumgarten
     Title:      Managing Director